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macys inc

2025

Proxy Statement & Notice of Annual Meeting

Macy's, Inc.

A Portfolio of Iconic Nameplates

FISCAL YEAR
2024

$22.3B
Net Sales

38.4%
Gross Margin as a Percent of Net Sales

$1.3B
Operating Cash Flow

$1.3B
Ending FY24 Cash

$582M
Net Income

macy's bloomingdale's BLUEMERCURY

To Our Shareholders	TONY SPRING Chairman & Chief Executive Officer

On behalf of the Board of Directors and all colleagues of Macy’s, Inc., thank you for your investment and continued support.

Fiscal 2024 was a year of transition and investment as we began executing our Bold New Chapter strategy. We have a talented and dedicated leadership team and colleague base across the organization, and I am encouraged by what we have accomplished in my first year as Chairman and Chief Executive Officer. Our results in 2024 are a testament to our team’s commitment to serving our customers and executing our strategy to deliver sustainable, profitable growth and greater value for our shareholders. We are building on our momentum as we enter 2025 and are further positioning Macy’s, Inc. for long-term success.

A Bold New Chapter. 2024 marked the first year of our Bold New Chapter strategy, designed to fundamentally reposition our company. All three pillars of our strategy have gained traction and are driving a more agile and healthier business overall. Our efforts to strengthen and reimagine the Macy’s nameplate by right-sizing our store base, investing in the customer experience and reinvigorating the brand portfolio have enabled record annual Net Promoter Scores and four consecutive quarters of sales growth in our First 50 locations, including fourth quarter comparable sales up 0.8% on an owned basis and up 1.2% on an owned-plus-licensed basis. We are capitalizing on the strength of our Bloomingdale’s and Bluemercury nameplates with store expansion that is accelerating and differentiating luxury at Macy’s, Inc. Finally, we are realizing efficiencies and controlling costs as a result of our work to simplify and modernize our end-to-end operations. Our teams are energized by the opportunities we see and the results we have delivered so far on these growth initiatives.

Our Board. Our Board of Directors works directly with management to oversee execution of our strategy, enterprise risk management, sustainability, corporate governance policies and human capital management. Our directors are active, engaged and well-versed in areas relevant to our business. They possess deep financial expertise, retail industry knowledge and proven experience in technology, real estate and sales and marketing. Effective April 1, we are pleased to welcome Robert (Bob) Chavez, who brings vast luxury retail experience to our Board, as a new independent director. We also want to express our gratitude for the valuable contributions made by Sara Levinson, who is retiring from the Board and will not be standing for re-election at this year’s Annual Meeting. Twelve of 13 director nominees are independent, including Paul Varga, our lead independent director, and the average tenure of our nominees is 4.2 years as a result of our ongoing refreshment efforts.

Looking Ahead. As we look to 2025 and beyond, we remain focused on delivering an improved customer experience and operational excellence to further advance our Bold New Chapter strategy. We will continue to deliver curated assortments, relevant messaging, enhanced customer service and compelling value, supported by improved end-to-end operations across all three of our nameplates. Our healthy balance sheet and ample liquidity underpin these efforts, as we continue to prudently invest in growth initiatives that support our long-term aspirations and return capital to shareholders through predictable quarterly dividends and share buybacks, while delivering solid free cash flow generation.

As we enter the second year of our strategy, we recognize there is more work to do. We must scale the initiatives that are resonating with our customers and accelerate the pace of implementation to achieve our long-term goals. We firmly believe that Macy’s, Inc. is well positioned across our nameplates to deliver value to our shareholders as well as a brighter future for our colleagues and customers. We look forward to your participation in this year’s Annual Meeting.

Annual Meeting. You are invited to attend our Annual Meeting of Shareholders, which will be conducted virtually via live webcast on Friday, May 16, 2025, at 10:00 a.m., Eastern Time.

Sincerely,

Tony Spring
Chairman and Chief Executive Officer
April 1, 2025

Notice of the 2025 Annual Meeting of Shareholders

WHEN	WHERE	RECORD DATE
May 16, 2025 10:00 a.m. Eastern Time	The Annual Meeting will be held virtually via live webcast and can be accessed online at www.virtualshare holdermeeting.com/M2025	Shareholders of record at the close of business on March 20, 2025 are entitled to notice of, and to attend and vote during the Annual Meeting

ITEMS OF BUSINESS
1	Election of director nominees
2	Ratification of the appointment of independent registered public accounting firm
3	Advisory vote to approve named executive officer compensation

PROXY VOTING FOR REGISTERED HOLDERS (shares are held in your own name)

www.virtualshare holdermeeting.com/ M2021	at 1 (800) 690-6903	www.proxyvote.com	Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	QR code with your mobile device
Over the Internet during the Annual Meeting at www.virtualshare holdermeeting.com/ M2025	by telephone 24/7 at 1 (800) 690-6903	over the Internet 24/7 at www.proxyvote.com	by mailing your completed proxy to: Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	by scanning the QR code with your mobile device

If your shares are held in “street name” with a broker or similar party, you have a right to direct that organization on how to vote the shares held in your account. You can vote by signing, dating, completing and returning your voting instruction form by mail in the postage-paid envelope provided, or by following the instructions for voting via telephone or the internet set forth on the voting instruction form. Street name holders may vote online during the Annual Meeting only if they submit a legal proxy from their bank, broker or other nominee.

If you are a participant in our 401(k) Retirement Investment Plan, you may attend and participate in the Annual Meeting, but you will not be able to vote the shares held in this plan electronically during the Annual Meeting. You must vote in advance of the Annual Meeting online, by phone, or by mail.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing, signing, dating and returning your proxy card or voting instruction form promptly, or by voting by telephone or over the Internet, following the instructions set forth on the proxy card or voting instruction form.

Virtual Annual Meeting Participation

Any shareholder of record can attend and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/M2025. You will need the 16-digit control number shown on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction card if you receive printed proxy materials) to vote and submit questions in advance of or during the Annual Meeting. Beneficial holders need to obtain and submit a legal proxy from their bank, broker or other nominee in order to vote at the Annual Meeting.

Additional information on how you can attend and participate in the virtual Annual Meeting is set forth under “Information About the Annual Meeting” in the accompanying proxy statement.

By Order of the Board,

Tracy M. Preston
Chief Legal Officer and Corporate Secretary
April 1, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2025.

The Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K for the year ended February 1, 2025 are available at www.proxyvote.com and www.macysinc.com. Proxy materials or a Notice of internet Availability of Proxy Materials are first being made available, released, or mailed to shareholders on April 1, 2025.

Voluntary Electronic Delivery of Proxy Materials

We encourage our shareholders to enroll in voluntary e-delivery for future proxy materials. Electronic delivery is convenient and provides immediate access to these materials. This will help us save printing and mailing expenses and reduce our impact on the environment. Follow the simple instructions at www.proxyvote.com.

Forward-Looking Statements

All statements in this proxy statement that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Macy’s management and are subject to significant risks and uncertainties. Actual results could differ materially from those expressed in or implied by the forward-looking statements contained in this proxy statement because of a variety of factors, including Macy’s ability to successfully implement its Bold New Chapter strategy, including the ability to realize the anticipated benefits associated with the strategy, competitive pressures from specialty stores, general merchandise stores, off-price and discount stores, manufacturers’ outlets, the Internet and catalogs and general consumer spending levels, including the impact of the availability and level of consumer debt, conditions to, or changes in the timing of proposed real estate and other transactions, declines in credit card revenues, possible systems failures and/or security breaches, Macy’s reliance on foreign sources of production, including risks related to the disruption of imports by labor disputes, regional or global health pandemics, regional political and economic conditions, the effect of potential changes to trade policies, the effect of weather, inflation, inventory shortage and labor shortages, the potential for the incurrence of charges in connection with the impairment of tangible and intangible assets, including goodwill, the amount and timing of future dividends and share repurchases, our ability to execute on our strategies or achieve expectations related to environmental, social and governance matters, and other factors identified in documents filed by the Company with the U.S. Securities and Exchange Commission, including under the captions “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2025. Macy’s disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

PROXY SUMMARY

Proxy Summary

We are providing the enclosed proxy materials in connection with the solicitation by the board of directors (the Board) of Macy’s, Inc. (Macy’s or the Company) of proxies to be voted at the Annual Meeting of Shareholders to be held on May 16, 2025 (the Annual Meeting). We began giving these proxy materials to our shareholders on April 1, 2025.

This summary highlights certain information contained elsewhere in our proxy statement. This summary does not contain all the information you should consider. You should read the entire proxy statement carefully before voting.

Voting Matters

ITEMS		BOARD’S RECOMMENDATION	SEE PAGE
1	Election of director nominees	FOR each nominee	6
2	Ratification of the appointment of independent registered public accounting firm	FOR	42
3	Advisory vote to approve named executive officer compensation	FOR	47

Corporate Governance Highlights

We believe that good governance is integral to achieving long-term shareholder value. We are committed to governance policies and practices that serve the interests of the Company and our shareholders. Our corporate governance policies and practices include:

HIGHLIGHTS OF CORPORATE GOVERNANCE
12 of 13 Director nominees are independent	Lead independent director
Annual Board and Committee evaluations	Majority voting in uncontested director elections
Annual election of all directors	No shareholder rights plan
Board and Committee oversight of risk	Policy prohibiting pledging and hedging ownership of Macy’s stock
Confidential shareholder voting policy	Proxy access
Director resignation policy	Regular executive sessions of independent directors
Director retirement policy	Share ownership guidelines for directors and executive officers
Independent Board Committees	One share, one vote policy

MACY’S, INC. 2025 PROXY STATEMENT	1

PROXY SUMMARY

Macy’s Nominees for Director

The following tables provide summary information (as of March 20, 2025) about Macy’s director nominees. The Board unanimously recommends that you vote “FOR” each of our Board’s director nominees:

			DIRECTOR	PRINCIPAL		OTHER CURRENT PUBLIC COMPANY	KEY COMMITTEE MEMBERSHIP
NAME/AGE	EXPERIENCE		SINCE	OCCUPATION	INDEPENDENT	BOARDS	A	CMD	F	NCG
Emilie Arel (47)	● Senior Leadership ● Retail ● Technology	● Marketing/Brand Management ● Risk Management	2022	President, Mitchell & Ness Nostalgia Co.	✓	0
Torrence N. Boone (55)	● Senior Leadership ● Retail ● Technology	● Marketing/Brand Management ● Investment Banking	2019	Vice President, Global Client Partnerships, Google LLC	✓	0
Marie Chandoha (63)	● Senior Leadership ● Finance/Accounting ● Investment Banking	● Risk Management ● Technology	2022	Former President and CEO, Charles Schwab Investment Management, Inc.	✓	2
Robert B. Chavez * (70)	● Senior Leadership ● Finance/Accounting ● Retail	● Marketing/Brand Management ● Supply Chain ● Technology	2025	Former President and CEO, Hermès Americas, a division of Hermès International Société	✓	0
Naveen K. Chopra (51)	● Senior Leadership ● Finance/Accounting	● Marketing/Brand Management ● M&A/Strategy	2023	Executive Vice President and CFO, Paramount Global	✓	0
Richard Clark (66)	● Senior Leadership ● Real Estate	● M&A/Strategy ● Capital Markets	2024	Founder, Managing Partner, Burnside Investments LLC and Co-Founder, Managing Partner, WatermanCLARK	✓	1
Deirdre P. Connelly (64)	● Senior Leadership ● Human Resources	● Marketing/Brand Management	2008	Former President, North American Pharmaceuticals, GlaxoSmithKline	✓	3
Jill Granoff (62)	● Senior Leadership ● Retail	● Brand Management ● Asset Management	2022	Senior Advisor, Eurazeo Brands	✓	0
Richard L. Markee (71)	● Senior Leadership ● Retail	● Marketing/Brand Management	2024	Former Chairman and CEO, Vitamin Shoppe, Inc.	✓	1
Douglas W. Sesler (63)	● Senior Leadership ● Finance/Accounting ● Retail	● Real Estate ● M&A/Strategy	2024	Executive Chairman, Washington Prime Group Inc. and Founder and President, Fair Street Partners	✓	1
Tony Spring (60)	● Senior Leadership ● Retail ● Risk Management	● Marketing/Brand Management	2023	Chairman and Chief Executive Officer, Macy’s, Inc.		0
Paul C. Varga (61)	● Senior Leadership ● Finance/Accounting ● Retail	● Marketing/Brand Management ● Risk Management	2012	Former Chairman and CEO, Brown-Forman Corporation	✓	1
Tracey Zhen (48)	● Senior Leadership ● Finance/Accounting	● Investment Banking ● Technology	2021	CEO and member of the Board, Caring.com	✓	0

* Robert B. Chavez was appointed to the Board of Directors, effective April 1, 2025, and his information is as of this date. The Board has appointed Mr. Chavez to serve as a member of the Audit Committee, effective April 1, 2025.

Legend	A	Audit Committee	Committee Chair
	CMD	Compensation and Management Development Committee
	F	Finance Committee
	NCG	Nominating and Corporate Governance Committee	Committee Member

2

PROXY SUMMARY

Our director nominees provide an effective mix of experience, perspectives, and backgrounds.

Gender Mix

38%
Women
5
8

Racial/Ethnic Mix

White
62%
38%
Non-White
Asian
15%
Black
8%
HIspanic/
Latino
15%

Independence (NYSE Standards)

12
Independent
Directors
92%
Independent
1
Management
Director

Tenure

10
<5 years
Average
4.2
Years
1
5 - <10
years
2
10 - <20
years

Age

Average age of Board nominees is **60** years

MACY’S, INC. 2025 PROXY STATEMENT	3

PROXY SUMMARY

Executive Compensation Program

Our compensation program objectives are to provide competitive and reasonable compensation opportunities through programs aligned with key business strategies and plans, foster a performance-based culture, and attract, motivate, reward and retain key executives. Balancing these primary program objectives helps ensure accountability to our shareholders. For a detailed discussion of our short- and long-term incentive programs, see page 57.

2024 Compensation Program Design

The 2024 executive compensation program was designed to align with our financial objectives and key priorities for the year, consistent with focus areas outline in our Bold New Chapter strategy and our continued emphasis on absolute and relative stock price appreciation. The program’s framework and goals reflect our commitment to a pay-for-performance compensation philosophy while accounting for the anticipated macroeconomic uncertainty and potential headwinds in 2024.

●	The incentive plans were designed to motivate and engage the organization and leadership with linkages to strategy, business plan and financial performance.
●	Plan design focused on three key elements of Growth, Profit and Customer to support key business priorities, enhance customer experiences and promote strong financial performance.

The incentive designs reflected a focus on key 2024 business priorities.

●	Annual incentive plan metrics included a 70% weighting on financial goals, with total revenue and Adjusted EBITDA weighted 35% each, and a 30% weighting on a customer measure, Net Promoter Score (NPS).
●	The long-term incentive plan continued to consist of a mix of 50% PRSUs and 50% RSUs for all NEOs. The 2024 PRSU plan included two equally weighted metrics: relative shareholder return (rTSR), measured from 2024 through 2026, and a return to 3-year Adjusted EBITDA margin, with its 50% weighting allocated 20%, 15% and 15% to the 2024, 2025 and 2026 performance periods, respectively. Targets for all metrics were set at the beginning of the three-year performance period.
●	The payout ranges in both the annual and long-term incentive plans were 25% – 200% of target, consistent with 2023 incentive design.

Compensation Mix

Within our primary pay elements of base salary, performance-based annual incentive and long-term incentives, we emphasize at risk pay over fixed pay with at least 70% of our NEOs’ target compensation linked to a variety of metrics, including pre-determined performance objectives (financial and strategic) and/or stock price performance. The program also balances the importance of the achievement of short-term and long-term objectives.

Our executive compensation program and our methodology for setting pay opportunities and approving payouts are further discussed in the Compensation Discussion and Analysis (CD&A) on page 50.

Corporate Responsibility Highlights

At Macy’s, Inc., corporate responsibility is embedded in our Bold New Chapter strategy. These programs and their progress demonstrate our commitment to operate responsibly and ethically while creating a more sustainable future. We are pleased with our progress and the ultimate impact our programs have on our sales performance.

4

PROXY SUMMARY

Macy’s, Inc.’s corporate responsibility programs are aligned to the Mission Every One commitment pillars – People, Community and Planet. Our relationships with our customers, colleagues, suppliers and communities drive our deep sense of stewardship in how we serve our stakeholders and underpin our commitment to promote responsible practices across our global value chain.

Mission Every One: Empowering More Voice, Choice and Ownership for All

Our enterprise-wide social purpose platform, Mission Every One, builds on our heritage of corporate citizenship to achieve positive societal change. Through this commitment, we aim to create a brighter future for all that empowers more voice, choice and ownership for colleagues, customers and communities.

Our Signature Commitment

$5 billion of the company’s spend through 2025 will be directed to the people, partners, products and programs that help create a brighter future.

Our Progress

Approximately $1.7 billion of spend was directed to Mission Every One commitments in 2024, totaling approximately $4.9 billion since the program launched in early 2022.

Our Commitment Pillars

PEOPLE	COMMUNITY	PLANET
We recognize and value the community of colleagues and partners that fuels our mutual growth and innovation.	We empower the curiosity and confidence of young people on their journey to become the leaders of tomorrow.	We curate and create products and services designed to help people and planet thrive together.

2024 Highlights1

●	$29 million was raised and donated to benefit communities across the country through various social impact programs, including national customer campaigns, corporate grants and colleague contributions
●	68,000 volunteer hours from colleagues
●	Directed $19 million to nonprofit organizations that support our commitment to youth empowerment, by funding programs that support the mental health, mentorship and education of young people, as well as environmental stewardship
●	Examined ways to improve our customers’ experience, engagement and commitment through our Customer Bill of Rights, L.E.A.R.N. process and store leaders who encourage a welcoming experience for all customers
●	Leveraged partnerships to support our initiatives, including World Wildlife Fund (WWF), Planet Water Foundation, RISE: Reimagining Industry to Support Equality, and Ethical Supply Chain Program: Family-Friendly Spaces
●	Identified key colleagues as Sustainability Ambassadors to lead the work in embedding and building awareness for sustainability across the enterprise

1 Highlights are enterprise-wide unless otherwise stated.

MACY’S, INC. 2025 PROXY STATEMENT	5

ITEM 1

Election of Directors

The Board recommends that you vote "**FOR**" the election of each of the following director nominees, and your proxy will be so voted unless you specify otherwise:

ITEM 1: ELECTION OF DIRECTORS

In accordance with the recommendation of the Nominating and Corporate Governance (NCG) Committee, the Board has nominated the following individuals for election as directors. Each nominee is currently a member of the Board. If elected, each nominee will serve for a one-year term expiring at our annual meeting of shareholders in 2026 or until his or her successor is duly elected and qualified.

Sara Levinson, who has served as a director since 1997, has not been nominated to stand for reelection to the Board and will retire from the Board as of the date of the Annual Meeting in accordance with our director retirement policy. We thank Ms. Levinson for her many years of service to Macy’s and our shareholders. We also recently appointed a new director, Robert B. Chavez, to our Board, effective April 1, 2025. Effective as of the Annual Meeting, the Board has approved the reduction of the size of the Board from 14 to 13 members.

Information regarding Macy’s director nominees is set forth below. Ages are as of March 20, 2025. The criteria considered and process undertaken by the NCG Committee in recommending qualified director candidates is described under “Further Information Concerning the Board of Directors — Director Nomination and Qualifications.”

Each Macy’s nominee has agreed to serve if elected. If any nominee becomes unavailable to serve before the Annual Meeting, the Board may designate a substitute nominee and the persons named as proxies may, in their discretion, vote your shares for the substitute nominee. Alternatively, the Board may reduce the number of directors to be elected at the Annual Meeting. At this time, the Board knows of no reason why any of the Board’s nominees would not be able to serve as a director if elected.

MACY’S, INC. 2025 PROXY STATEMENT	7

ITEM 1: ELECTION OF DIRECTORS

Nominees for Election as Directors:

Emilie Arel President, Mitchell & Ness Nostalgia Co. Independent Age: 47 Director Since: 2022 Committees: ● CMD ● NCG Previous Public Directorships During Last Five Years: Casper Sleep Inc.

Professional Background

●
President, Mitchell & Ness Nostalgia Co., a clothing company (2025 to Present)
●
Chief Executive Officer, Casper Sleep Inc., a sleep products company (2021 to 2024), President (2019 to 2024)
●
Chief Commercial Officer, Casper Sleep Inc. (2019 to 2021)
●
Chief Executive Officer, FULLBEAUTY Brands Inc. (2017 to 2019)
●
Chief Executive Officer, Quidsi Inc. (2015 to 2017), Senior Vice President, Retail, Merchandising and Supply Chain (2014 to 2015)
●
Various leadership positions, The Gap, Inc. (2007 to 2014) including Vice President and General Manager, Kids and Brand Licensing, Old Navy (2013 to 2014), Vice President, Stores, Old Navy (2012 to 2013)
●
Various leadership positions, Target Corporation (2001 to 2004)

Relevant Skills and Experience

●
Leadership Experience – Ms. Arel is a three-time CEO with over two decades of experience serving in senior leadership positions at large publicly traded companies. As CEO of Casper Sleep, she oversaw multiple transactions including its IPO and subsequent go-private transaction, and while the CEO of FULLBEAUTY Brands, she led the company through a successful restructuring. Ms. Arel spent seven years with The Gap Inc. where she held multiple merchandising and licensing positions and led a team of 12,000+ employees and 220+ stores.
●
Industry Knowledge and Experience – Ms. Arel brings experience leading complex omnichannel retail businesses and brick-and-mortar retail stores, including Target, The Gap Inc., FULLBEAUTY Brands and Quidsi. She also has retail merchandising expertise, and a proven ability to develop retail partnerships and maximize the customer experience via omnichannel strategies.
●
Sales and Marketing and Technology Experience – Ms. Arel has extensive experience across digital-first marketing, e-commerce, commercial and brand strategy and digital transformation. In her role as President and CEO at Casper Sleep, Ms. Arel oversaw the company’s comprehensive business strategy and was responsible for implementing complex e-commerce and omnichannel strategies to drive consistency for consumers. During her tenure as CEO of FULLBEAUTY Brands, she successfully led its digital transformation from 2017 – 2019.

8

ITEM 1: ELECTION OF DIRECTORS

Torrence N. Boone Vice President, Global Client Partnerships, Google LLC Independent Age: 55 Director Since: 2019 Committees: ● Audit ● NCG

Professional Background

●
Vice President, Global Client Partnerships, Google LLC, a technology company (2010 to Present)
●
Chief Executive Officer, Team Dell, a division of WPP (2008 to 2010)
●
President and General Manager, Digitas (2001 to 2008) and Avenue A, now Razorfish (1999-2000)
●
Senior Manager, Bain & Company (1995 to 2000)

Relevant Skills and Experience

●
Leadership Experience – Mr. Boone has served as the Vice President of Global Client Partnerships at Google LLC since 2010, and leads a team focused on large scale global strategic partnerships across a portfolio of the world’s largest global advertisers, spanning the tech, health, beauty and consumer packaged goods industries, to achieve breakthrough marketing results. Mr. Boone previously held senior agency leadership positions at WPP & Publicis. He was named by Savoy Magazine as one of the Top 100 Most Influential Blacks in Corporate America and one of the Most Influential Black Corporate Directors. Mr. Boone has also been named to the Financial Times UPstanding Leaders' List and the Crain’s NY Power 25 List.
●
Sales and Marketing and Technology Experience – Mr. Boone possesses over two decades of experience in advertising, marketing and technology, most recently in his role at Google, a multinational technology company. Mr. Boone is a well-respected leader in the advertising industry, with a depth of knowledge and experience particularly in digital marketing.
●
Industry Knowledge and Experience – Through his experience at Google, Mr. Boone brings multigenerational knowledge and a global view of the consumer. He was also a senior manager at Bain & Company, where he advised a broad range of clients on corporate and business strategy, mergers and acquisitions, new product development and interactive strategy for five years.

MACY’S, INC. 2025 PROXY STATEMENT	9

ITEM 1: ELECTION OF DIRECTORS

Marie Chandoha

Former President and Chief Executive Officer, Charles Schwab Investment Management, Inc.

Independent

Age: 63

Director Since: 2022

Committees:

●
Audit (Chair)
●
Finance

Other Current Public Directorships:

Dynex Capital, Inc.

State Street Corporation

Professional Background:

●
President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2010 to retirement in 2019)
●
Managing Director and Global Head, Fixed Income Business of BlackRock, Inc. (2009 to 2010)
●
Global Head, Fixed Income Business of Barclays Global Investors, Inc. (acquired by BlackRock, Inc. in 2009) (2007 to 2009)
●
Co-Head and Senior Portfolio Manager, Montgomery Fixed Income, Wells Capital Management Incorporated (1999 to 2007)
●
Senior Bond Strategist, The Goldman Sachs Group, Inc. (1996 to 1999)
●
Various leadership positions, Credit Suisse Group AG (1986 to 1996)

Relevant Skills and Experience

●
Leadership Experience – Ms. Chandoha has over 35 years of leadership experience as a former Chief Executive Officer and senior executive in the financial services industry, in addition to currently serving on public company boards. She has a track record of transforming previously underperforming businesses, scaling them and creating value. Most recently, she served as President and Chief Executive Officer of Charles Schwab Investment Management for nearly ten years, where she led the company’s product and technology transformation, improving profitability and more than doubling the firm’s assets under management.
●
Finance Experience – Beyond Charles Schwab Investment Management, Ms. Chandoha’s career in financial services has spanned executive roles at major global financial institutions, including leading the fixed income business of Barclays Global Investors and BlackRock. Her core competencies include finance, investment management, strategy, regulatory dynamics and risk management, among others. Ms. Chandoha serves as Chair of the Risk Committee and Member of the Audit Committee on the State Street Corporation board, and American Banker recognized her each year from 2014 to 2018 as one of the 20 Most Powerful Women in Finance.
●
ESG Experience – Ms. Chandoha has built a reputation for developing inclusive, high performing teams and organizations. As Chief Executive Officer of Charles Schwab Investment Management, Inc., Ms. Chandoha reorganized the leadership team and added strong governance and risk management policies. In addition, Ms. Chandoha served on the board of trustees of the Nature Conservancy of California from 2010 to 2024 and served as Chairwoman from 2023 to 2024.

10

ITEM 1: ELECTION OF DIRECTORS

Robert B. Chavez Former President and Chief Executive Officer, Hermès Americas, a division of Hermès International Société Independent Age: 70 Director Since: 2025 Committee: ● Audit

Professional Background

●
President and Chief Executive Officer, Hermès Americas, a division of Hermès International Société, a luxury clothing brand (2000 to retirement in 2025)
●
Chief Executive Officer, Etienne Aigner Group, Inc. (1992 to 2000)
●
President, Merchandising, Macy’s, Inc. (1992 to 1992)
●
Senior Vice President, Macy’s, Inc. (1988 to 1992)
●
Vice President, Divisional, Macy’s, Inc. (1986 to 1988)
●
Manager, Merchandise, Divisional, Bloomingdale’s, Inc. (1977 to 1986)

Relevant Skills and Experience

●
Leadership Experience – Mr. Chavez is an established and well-respected leader in the retail industry. Most recently, he served as the President and Chief Executive Officer of Hermès Americas from 2000 to 2025. Prior to this, he served for eight years as the CEO of Etienne Aigner Group, a Munich-based luxury fashion house. Mr. Chavez began his retail career in the Bloomingdale’s Executive Development program and later moved to Macy’s as a Divisional Merchandising manager.
●
Industry Knowledge and Experience – Mr. Chavez has spent the entirety of his career in the retail space, with a focus on luxury. During his tenure as President and Chief Executive Officer of Hermès Americas, he oversaw operations in the U.S., Canada and Latin America, which included growing the e-commerce business, expanding product offerings and adding new stores to the brand's portfolio. In his role as CEO of Etienne Aigner Group, he gained extensive experience across manufacturing, wholesale, and global retail. He also served in merchandising roles of increasing responsibility at both Bloomingdale’s and Macy’s, Inc. earlier in his career.
●
Sales and Marketing Experience – Through his background at Hermès Americas, Etienne Aigner Group and Macy’s, Inc., Mr. Chavez has deep knowledge across sales, marketing and e-commerce. During his tenure at Hermès, the Company added 20 U.S. boutiques, and in 2021, grossed a revenue for the Americas of about $1.8 billion. Under his leadership, Hermès became one of the first luxury retail companies with an e-commerce website.

MACY’S, INC. 2025 PROXY STATEMENT	11

ITEM 1: ELECTION OF DIRECTORS

Naveen K. Chopra

Executive Vice President and Chief Financial Officer, Paramount Global

Independent

Age: 51

Director Since: 2023

Committees:

●
Audit
●
Finance

Previous Public Directorships During
Last Five Years:

Vonage Holdings Corp. (acquired by Telefonaktiebolaget LM Ericsson)

Professional Background

●
Executive Vice President and Chief Financial Officer, Paramount Global, a diversified media conglomerate (2020 to Present)
●
Vice President and Chief Financial Officer, Devices and Services Worldwide, Amazon.com, Inc., a technology company (2019 to 2020)
●
Chief Financial Officer, Pandora Media, Inc. (acquired by Sirius XM Holdings in 2019) (2017 to 2019), Interim Chief Executive Officer (during 2017)
●
Various leaderships positions, TiVo Corporation (2003 to 2016) including Interim Chief Executive Officer and Chief Financial Officer (2016), Chief Financial Officer and Senior Vice President, Corporate Development and Strategy (2012 to 2016), Senior Vice President, Corporate Development (2009 to 2012), Vice President, Global Development (2006 to 2009), Director, Business Development (2003 to 2006)

Relevant Skills and Experience

●
Leadership Experience – Mr. Chopra brings over 20 years of experience as a senior executive of large publicly traded companies across the consumer, technology and media industries through phases of growth and transformation. Chopra spent several years across a variety of leadership roles at TiVo, including interim CEO, CFO, and head of Corporate and Business Development. He also served as interim CEO at Pandora Media. Mr. Chopra was previously a board member at Vonage Holdings, a publicly traded multi-billion-dollar cloud-communications company, and where the stock rose close to 200% during his tenure.
●
Finance Experience – Mr. Chopra is an established financial and operational leader with proven expertise managing and overseeing treasury, tax, accounting, investor relations and information security functions for high-growth, innovative companies. Notably, in his Chief Financial Officer role, he oversaw some of Amazon’s fastest-growing businesses, including Alexa and Echo, FireTV, Ring and Kindle. At Vonage, he served on the audit and compensation committees.
●
Real Estate Experience – As Executive Vice President, Chief Financial Officer of Paramount, Mr. Chopra oversees the company’s financial operations, including its real estate, as well as global corporate development and strategy. Additionally, Mr. Chopra managed the real estate division of Pandora Media during his tenure as CFO.

12

ITEM 1: ELECTION OF DIRECTORS

Richard Clark

Founder and Managing Partner, Burnside Investments LLC and
Co-Founder and Managing Partner, WatermanCLARK

Independent

Age: 66

Director Since: 2024

Committees:

●
Audit
●
Finance

Other Current Public Directorships:

Captivision Inc.

Previous Public Directorships During
Last Five Years:

Brookfield Property Partners LP

Professional Background

●
Founder and Managing Partner, Burnside Investments LLC, an investment office focused on real estate investments (2024 to Present)
●
Co-Founder and Managing Partner of WatermanCLARK, a real estate investment and operating company (2020 to Present)
●
Chairman and Chief Executive Officer of Brookfield Property Group, Brookfield Property Partners (NASDAQ: BPYPP) and Brookfield Office Properties, real estate companies (2013 to 2021)
●
President and Chief Executive Officer, Brookfield Office Properties (2002 to 2012)
●
Senior leadership positions, Brookfield Corp. and its predecessors (1984 to 2002)
●
Chairman, Alliance for Downtown New York and the Downtown-Lower Manhattan Association (2017 to Present)
●
Executive Committee, Real Estate Board of New York (2014 to 2023)
●
Board of Directors, Real Estate Roundtable (2015 to 2021)

Relevant Skills and Experience

●
Leadership Experience – Mr. Clark brings over three decades of leadership experience to the Board, serving as Co-Founder and Managing Partner of WatermanCLARK, as well as having served in various senior leadership roles, including Chairman and Chief Executive Officer of Brookfield Property Group, Brookfield Property Partners and Brookfield Office Properties. During his time at Brookfield, he spearheaded the repositioning of the company into a global business with multiple strategic acquisitions.
●
Real Estate Experience – Mr. Clark has a proven track record in the real estate industry, particularly as the Co-Founder and Managing Partner of WatermanCLARK, a real estate investment partnership. Additionally, as Chairman and Chief Executive Officer of Brookfield Property Group, he was responsible for growing assets under management from $5 billion to more than $200 billion and expanding its capabilities beyond the office sector into the multifamily, industrial, hotel and retail sectors. He has also served on several real estate executive committees, including as Chairman of the Alliance for Downtown New York and the Downtown-Lower Manhattan Association, on the Executive Committee of the Real Estate Board of New York and the Board of Directors of the Real Estate Roundtable.
●
Finance Experience – Mr. Clark has capital markets and mergers and acquisitions experience. Under his leadership, Brookfield made a series of major strategic acquisitions, including the recapitalization of General Growth Properties, the U.S.’s second largest mall company, the acquisition of the Trizec and a number of international transactions, which accelerated the Company’s global expansion.

MACY’S, INC. 2025 PROXY STATEMENT	13

ITEM 1: ELECTION OF DIRECTORS

Deirdre P. Connelly

Former President, North American Pharmaceuticals, GlaxoSmithKline

Independent

Age: 64

Director Since: 2008

Committees:

●
CMD
●
NCG (Chair)

Other Current Public Directorships:

Lincoln National Corporation

Genmab A/S

Sarepta Therapeutics, Inc.

Professional Background

●
President, North American Pharmaceuticals of GlaxoSmithKline, a pharmaceutical and biotechnology company (2009 to retirement in 2015)
●
President, U.S. Operations, Eli Lilly and Company (2005 to 2009)
●
Senior Vice President, Human Resources, Eli Lilly and Company (2004 to 2005)
●
President, Women’s Health Business, U.S. Operations, Eli Lilly and Company (2001 to 2003)

Relevant Skills and Experience

●
Leadership Experience – Ms. Connelly possesses many years of leadership experience as a senior executive of large publicly traded companies with global operations. Notably, she served in senior leadership roles at global pharmaceutical companies including Eli Lilly, where her responsibilities included leading an R&D global product development organization, and GlaxoSmithKline, where she also served as Co-Chair of the Global Product Investment Board for six years. For nine consecutive years, Ms. Connelly was recognized by Fortune magazine as one of the 50 most powerful women in business and was listed on Forbes 100 World’s Most Powerful Women in 2011.
●
Sales and Marketing Experience – Ms. Connelly’s decades of experience in senior executive positions provide her with extensive knowledge and expertise in strategy, operations, product development, brand marketing and merchandising. From her roles at Eli Lilly and GlaxoSmithKline, she has gained deep insight into building strong organizations and marketing to defined customer segments.
●
R&D and Product Development – Ms. Connelly led an R&D global product development organization at Eli Lilly and Co-Chaired the Global Product Investment Board at GlaxoSmithKline for six years.
●
Human Capital Management and ESG Experience – As a former Human Resources executive, Ms. Connelly has valuable insight in compensation/benefits oversight and managing a large-scale, diverse workforce along with experience in identifying, assessing and managing risk exposure at public companies.

14

ITEM 1: ELECTION OF DIRECTORS

Jill Granoff Senior Advisor, Eurazeo Brands Independent Age: 62 Director Since: 2022 Committees: ● CMD (Chair) ● Finance Previous Public Directorships During Last Five Years: Unibail-Rodamco-Westfield SE

Professional Background

●
Senior Advisor, Eurazeo Brands, an investment company (2024 to Present), Managing Partner, Eurazeo (2020 to 2024), Chief Executive Officer, Eurazeo Brands (2017 to 2024)
●
Chief Executive Officer, Vince Holding Corp. (2013 to 2015), Chief Executive Officer, Kellwood Company, LLC (2012 to 2013)
●
Chief Executive Officer, Kenneth Cole Productions, Inc. (2008 to 2011)
●
Executive Vice President, Direct Brands, Liz Claiborne, Inc. (2007 to 2008), Group President, Direct to Consumer (2006 to 2007)
●
Various senior leadership positions, L Brands Inc. (1999 to 2006), including President and Chief Operating Officer, Victoria’s Secret Beauty (2005 to 2006) and Co-Leader and Chief Operating Officer, Victoria’s Secret Beauty (2004 to 2005)
●
Various senior leadership positions, The Estée Lauder Companies Inc., including Senior Vice President, Strategic Planning, Finance and IT (1990 to 1999)

Relevant Skills and Experience

●
Leadership Experience – Ms. Granoff has over 30 years of experience leading large consumer-driven organizations. She is currently Senior Advisor to Eurazeo Brands, a global consumer growth equity platform, following her successful tenures as its Chief Executive Officer and as Managing Partner of Eurazeo. Ms. Granoff is a two-time public company Chief Executive Officer, including of Vince Holding Corp., where she led the company’s IPO, and Kenneth Cole Productions. Ms. Granoff is a long-standing member of Fortune’s Most Powerful Women and has received numerous awards for her visionary leadership. She has extensive experience on audit, compensation, nominating and governance, and strategic planning committees, having served on the boards of Unibail-Rodamco-Westfield, Demandware, Cosmetic Executive Women, and the Fashion Institute of Technology.
●
Industry Knowledge and Experience – Ms. Granoff is widely known as a strategist, operator and brand builder in the beauty, fashion and retail industries. She brings a unique ability to recognize and position companies to meet evolving consumer needs and has successfully driven profitable growth for numerous brands including Estee Lauder, Victoria’s Secret, Vince, Kate Spade and Juicy Couture. Ms. Granoff has managed over 1000 retail stores and websites and has a deep understanding of omni-channel business dynamics.
●
Finance Experience – As Managing Partner of Eurazeo, a leading global investment group with a diversified portfolio of $35 billion in assets under management, Ms. Granoff was responsible for leading investment activities and overseeing the performance of the firm’s Brands portfolio globally. Her tenure included a review more than 2,000 investment opportunities in beauty, fashion, food and beverage and home.

MACY’S, INC. 2025 PROXY STATEMENT	15

ITEM 1: ELECTION OF DIRECTORS

Richard L. Markee Former Chairman and Chief Executive Officer, Vitamin Shoppe, Inc. Independent Age: 71 Director Since: 2024 Committees: ● Finance ● NCG Other Current Public Directorships: Five Below, Inc.

Professional Background

●
Non-Executive Chairman, Vitamin Shoppe, Inc., a nutritional supplement retailer (2007 to 2009, 2016), Executive Chairman, Vitamin Shoppe, Inc. (2011 to 2016), Chief Executive Officer and Chairman of the Board, Vitamin Shoppe, Inc. (2009 to retirement in 2011)
●
Senior management positions, Toys “R” Us, Inc. (1990 to 2006), including Vice Chair of Toys “R” Us, Inc. and President of the Babies “R” Us and the Toys “R” Us U.S. and international operation divisions (2004 to 2006)
●
Operating Partner, Irving Place Capital Management, L. P. (2008 to 2009
●
Operating Partner, Bear Stearns Merchant Banking (2006 to 2008)
●
Various positions at Target Corporation, including buyer, Director Internal Operations and Vice President Divisional Merchandise Manager (1981 to 1990)

Relevant Skills and Experience

●
Leadership Experience – Mr. Markee brings over 30 years of leadership experience to the Board, having served in various leadership roles at large public companies. Throughout his time at Toys “R” Us, Mr. Markee developed a new business in Babies “R” Us and at Vitamin Shoppe led the organization through an IPO. He has extensive private and public company experience and has also previously served as a director of Collective Brands, Inc., The Sports Authority, Inc., Dorel Industries, Toys “R” Us, and Pets Supplies Plus.
●
Industry Knowledge and Experience – Mr. Markee has deep expertise and insight in leading large retail organizations, including serving as CEO of Vitamin Shoppe, Inc. where he was responsible for the day-to-day operations, including its retail and direct businesses. Mr. Markee, during his 16 years at Toys “R” Us, was responsible for each division of the company as President of Kids “R” Us, Babies “R” Us and Toys “R” Us domestic and international. Additionally, Mr. Markee served as an Operating Partner at Irving Place Management and Bear Stearns Merchant Banking, two private equity firms focused on growth capital investments in companies in the consumer and retail industries.
●
Sales and Marketing Experience – Mr. Markee’s decades of experience in senior executive positions within the retail industry provide him with extensive knowledge and expertise in strategy, operations, sales and marketing. Mr. Markee has been involved in the development and implementation of numerous business strategies while serving as a Director and as the leader of multiple business units.

16

ITEM 1: ELECTION OF DIRECTORS

Douglas W. Sesler

Executive Chairman, Washington Prime Group Inc. and Founder and President, Fair Street Partners

Independent

Age: 63

Director Since: 2024

Committees:

●
CMD
●
NCG

Other Current Public Directorships:

Urban Edge Properties

Previous Public Directorships During Last Five Years:

Gazit Globe Ltd., now G City

Professional Background:

●
Executive Chairman, Washington Prime Group Inc., a real estate investment trust (2024 to Present)
●
Founder and President, Fair Street Partners, a private real estate investment and development platform (2021 to Present)
●
Head of Real Estate, Macy’s, Inc. (2016 to 2021)
●
President, True Square Capital LLC (2011 to 2016)
●
Co-Head, Global Real Estate Investment Banking and Global Head of Real Estate Principal Investments, Bank of America Merrill Lynch (2005 to 2011)
●
Managing Director, Global Real Estate Investment Bank Group, Citigroup (1994 to 2005)

Relevant Skills and Experience:

●
Leadership Experience – Mr. Sesler brings over 40 years of leadership experience, having served in senior roles at Macy’s, Inc., Washington Prime Group Inc. and Bank of America Merrill Lynch and Citigroup, leading domestic and global real estate and investment teams. As founder of Fair Street Partners, Mr. Sesler has actively invested in real estate developments, including conversion of retail real estate into alternative uses, and acted as financial advisor in the restructuring of real estate investments.
●
Real Estate Experience – Mr. Sesler’s real estate industry expertise spans real estate advisory, investing, finance and restructuring. Prior to founding Fair Street Partners, Mr. Sesler was responsible for Macy’s, Inc.’s real estate portfolio totaling over 100 million square feet, including overseeing the overall strategy to enhance real estate value and the completion of over 160 transactions to monetize and develop over $2 billion of real estate. During his time at Bank of America Merrill Lynch, he managed an $8 billion portfolio of opportunistic real estate for the firm's balance sheet and for third party fund investors. Mr. Sesler has also served as a member of the Real Estate Roundtable, Urban Land Institute, the National Association of Real Estate Investment Trusts, and ICSC.
●
Finance Experience – Mr. Sesler led Macy’s, Inc.’s financial restructuring during the COVID-19 pandemic, raising $4.5 billion to recapitalize the Company. Mr. Sesler has been responsible for hundreds of M&A transactions, initial public offerings and capital raising efforts throughout his career, including the sale of Archstone, the $18 billion multifamily platform owned by the Lehman Brothers Estate and the $40 billion sale of Equity Office Properties to Blackstone, numerous acquisitions on behalf of New Plan Realty and Brookfield Properties and IPO's for DLF (India's largest real estate company), Digital Realty and Douglas Emmett.

MACY’S, INC. 2025 PROXY STATEMENT	17

ITEM 1: ELECTION OF DIRECTORS

Tony Spring Chairman and Chief Executive Officer, Macy’s, Inc. Age: 60 Director Since: 2023

Professional Background

●
Chairman and Chief Executive Officer, Macy’s, Inc. (2024 to Present)
●
President and CEO-Elect, Macy’s, Inc. (2023 to 2024)
●
Executive Vice President, Macy’s, Inc. (2021 to 2023)
●
Chairman and Chief Executive Officer, Bloomingdale’s (2014 to 2023)
●
President and Chief Operating Officer, Bloomingdale’s (2008 to 2014)
●
Executive Vice President, Bloomingdale’s (2004 to 2008)

Relevant Skills and Experience

●
Leadership Experience – Mr. Spring has over three decades of experience with Macy’s, Inc. and currently serves as Chairman and Chief Executive Officer of the company. He is a proven, results-oriented leader, who has been instrumental in the development and execution of the company’s transformation as a key member of the executive leadership team. Prior to being appointed Chief Executive Officer of Macy’s, Inc., Mr. Spring served as Chairman and Chief Executive Officer of Bloomingdale’s. Previously, he served as Executive Vice President of Macy’s. Inc. and oversaw Bluemercury.
●
Industry Knowledge and Experience – Mr. Spring has extensive knowledge of merchandising, marketing, and operations for brick-and-mortar and online retail, having worked across functions at Bloomingdale’s for over 25 years, most recently serving as Chairman and Chief Executive Officer from 2014 to 2023. Mr. Spring serves as a member of the Executive Committee of the National Retail Federation and recently served as the board chair for the National Retail Federation Foundation.
●
Sales and Marketing Experience – Mr. Spring has been a customer-focused innovator during his more than three decades with Macy’s, Inc., known for his brand-building and merchandising talents. As Chairman and Chief Executive Officer of Bloomingdale’s, he drove the successful transformation of the nameplate, leading the business to record sales volumes and customer engagement. Mr. Spring was responsible for the introduction and growth of luxury brands and accelerated growth of Bloomingdale’s Digital business, expanding brands, functionality, and launching marketplace. He also repositioned Bluemercury into a vibrant and growing nameplate for the company.

18

ITEM 1: ELECTION OF DIRECTORS

Paul C. Varga

Former Chairman and Chief Executive Officer, Brown-Forman Corporation

Lead Independent Director

Age: 61

Director Since: 2012

Committees:

●
CMD
●
Finance (Chair)

Other Current Public Directorships:

Churchill Downs Incorporated

Professional Background:

●
Chairman and Chief Executive Officer, Brown-Forman Corporation, a spirits and wine company (2007 to retirement at end of 2018 from both positions and remained as a Director until mid-2019)
●
President and Chief Executive Officer, Brown-Forman Beverages, a division of Brown-Forman Corporation (2003 to 2005)
●
Global Chief Marketing Officer, Brown-Forman Spirits (2000 to 2003)

Relevant Skills and Experience:

●
Leadership Experience – Mr. Varga brings tremendous leadership experience as the former Chief Executive Officer of a global, publicly traded consumer products company. At Brown-Forman, he significantly expanded the company’s global presence, initiated meaningful brand innovations, and oversaw some of the highest and most consistent growth rates in the distilled spirits industry. He also brings valuable experience gained as a public company board member.
●
Sales and Marketing Experience – Mr. Varga brings extensive knowledge and expertise in strategy, building brand awareness, product development, marketing, distribution and sales, all of which complements our Board’s skillset. Upon his retirement at Brown Forman in 2018, the company’s 3, 5, and 10 year total shareholder returns were 18%, 17%, and 17%, respectively due to active portfolio management, successful American whiskey innovation on the Jack Daniel’s, Woodford Reserve, and Old Forester trademarks, and investments in distillery homeplaces, brand packaging, and value-adding sponsorships.
●
Finance Experience – At Brown Forman, Mr. Varga produced an industry-leading 20% Return on Invested Capital through excellent capital deployment, regular reinvestment in the business, targeted acquisitions and dispositions, conservative debt profile, share repurchases, and dividend consistency as evidenced by the company’s standing as a S&P Dividend Aristocrat. Mr. Varga currently serves as a Member of the Audit Committee on the Churchill Downs Incorporated board.
●
ESG Experience – During his time as CEO, Mr. Varga was a champion of corporate responsibility and inclusion initiatives at Brown-Forman. He oversaw the launch of the company’s seven Employee Resource Groups and spearheaded programs intended to enhance employee engagement and employee safety.

MACY’S, INC. 2025 PROXY STATEMENT	19

ITEM 1: ELECTION OF DIRECTORS

Tracey Zhen Chief Executive Officer, Caring.com Independent Age: 48 Director Since: 2021 Committees: ● Audit ● NCG

Professional Background:

●
Chief Executive Officer and member of the Board, Caring.com, an online senior care platform (2024 to Present)
●
President, Zipcar, a car sharing platform (2017 to 2022)
●
Various senior positions at TripAdvisor, Inc., including Vice President and General Manager, Housetrip and Vice President, Vacation Rental Supply and Vice President and General Manager, FlipKey (2012 to 2016)
●
Various senior positions at Expedia, Inc., including General Manager, Emerging Markets, Head of Strategy, EMEA, and Finance Director, Expedia UK (2006 to 2011)
●
Various senior roles at IAC, Inc. including Director, FP&A and Associate Director, Strategic Planning (2000 to 2006)
●
Analyst, Investment Banking, Bears Stearns & Co., Inc. (1998 to 2000)

Relevant Skills and Experience

●
Leadership Experience – Ms. Zhen brings over 25 years of experience in consumer technology across the mobility, travel, and media industries. She has a track record of building and scaling leading global consumer brands at Zipcar, TripAdvisor and Expedia. Under Ms. Zhen’s leadership, Zipcar was named one of the Top 100 Women-Led Businesses in Massachusetts by The Boston Globe and The Women’s Edge. Ms. Zhen also serves on the Board of Trustees (Executive Committee member) of the Mass Technology Leadership Council.
●
Technology Experience – Ms. Zhen has a track record of fueling innovation and strategically applying technology to deliver growth and transformation. In her role as President of Zipcar, she oversaw all facets of the business with a focus on platform innovation and leveraging technology to expand Zipcar’s position as a category leader within the fast-growing mobility sector.
●
Sales and Marketing Experience – Ms. Zhen brings unique expertise in product innovation, technology platform development, strategy, and consumer marketing and finance. She also has a proven track record of leading international business growth and solidifying strategic partnerships, all of which bring tremendous value to the Board.

20

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Further Information Concerning the Board of Directors

Director Independence

Our Corporate Governance Principles require that a majority of the Board consist of directors who the Board has determined are independent under the independence standards adopted by the Board, which comply with the listing standards of the New York Stock Exchange (NYSE). Accordingly, the Board has adopted Standards for Director Independence to assist the Board in determining director independence, which require that the Board consist of directors who the Board has determined do not have any material relationship with the Company and who are otherwise independent. Listed below are the Board’s independence standards, which are also disclosed on our website at www.macysinc.com/investors/corporate-governance/governance-documents:

●	The director may not be an employee and no member of the director’s immediate family may be an executive officer of Macy’s or any of its subsidiaries, currently or within the preceding 36 months. For purposes of the standards, “immediate family” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the person’s home.
●	The director or any member of his or her immediate family may not receive, or have received, during any 12-month period within the preceding 36 months, direct compensation of more than $120,000 per year from Macy’s or any of its subsidiaries. Exceptions include director and committee fees and pension or other forms of deferred compensation for prior service that is not contingent on continued service or, in the case of an immediate family member, compensation for service as a non-executive employee.
●	The director is not a current partner or employee of a firm that is Macy’s internal or external auditor; no member of the director’s immediate family is a current partner of such firm, or an employee of such a firm and personally works on Macy’s audit; or neither the director nor any member of his or her immediate family was within the last three years a partner or employee of such a firm and personally worked on Macy’s audit within that time.
●	The director is not a current employee and no member of his or her immediate family is a current executive officer of a company that makes payments to, or receives payments from, Macy’s for property or services in any of the last three fiscal years in an amount which exceeds the greater of $1 million or 2% of the other company’s consolidated gross revenues.
●	The director does not serve as an executive officer of a charitable or non-profit organization to which Macy’s has made contributions that, in any of the last three fiscal years, exceed the greater of $1 million or 2% of the charitable or non-profit organization’s consolidated gross revenues.
●	Neither the director nor a member of the director’s immediate family is employed as an executive officer (and has not been employed for the preceding 36 months) by another company where any of Macy’s present executive officers at the same time serves or served on that company’s compensation committee.

Our Board has determined that each of the following Non-Employee Director nominees qualifies as independent under NYSE rules and satisfies our Standards for Director Independence: Emilie Arel, Torrence N. Boone, Marie Chandoha, Robert B. Chavez, Naveen K. Chopra, Richard Clark, Deirdre P. Connelly, Jill Granoff, Richard L. Markee, Douglas W, Sesler, Paul C. Varga and Tracey Zhen. Our Board also previously determined that Francis S. Blake, Ashley Buchanan, William H. Lenehan and Sara Levinson, who served as directors during 2024, each qualify as independent under NYSE rules and satisfy our Standards for Director Independence. Tony Spring is employed by Macy’s and therefore he does not meet the independence standards set forth under the NYSE rules and our Standards for Director Independence.

MACY’S, INC. 2025 PROXY STATEMENT	21

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

As part of its independence determination, the NCG Committee reviewed each director’s employment status and other board commitments and, where applicable, each director’s (and his or her immediate family members’) affiliation with consultants, service providers or suppliers of the Company and transactions, relationships, and arrangements with the Company. With respect to each Non-Employee Director, the NCG Committee determined that neither the director nor any immediate family member was employed by a company providing goods or services to Macy’s or the amounts involved were below the monetary thresholds set forth in the Standards for Director Independence.

Board Leadership Structure

Our Corporate Governance Principles provide that our Board is free to select its Chairman and the Chief Executive Officer (CEO) in the manner the Board considers to be in the best interests of the Company at any given point in time. These positions may be filled by one individual or by two different individuals. If the Chairman is not an independent director, the Board will designate an independent director to serve as lead independent director pursuant to the Company’s Lead Independent Director Policy.

Our Chairman and CEO functions historically have been performed by a single individual. In February 2024, the Board elected Mr. Spring as Chief Executive Officer and Chairman of the Board-Elect to succeed Mr. Gennette following his retirement as Chief Executive Officer on February 3, 2024. Mr. Gennette continued to serve as Non-Executive Chairman to assist in the leadership transition. On April 10, 2024, Mr. Gennette retired from his position as Non-Executive Chairman, and Mr. Spring began serving as Chairman of the Board. Collectively with the current composition of the Board, the use of a lead independent director, and the other elements of our corporate governance structure, the combined Chairman and CEO position strikes an appropriate balance between strong and consistent leadership and independent and effective oversight of our business and affairs.

Mr. Spring is an experienced retail executive and long-time employee of Macy’s. As CEO, Mr. Spring has the primary responsibility for developing corporate strategy and managing our day-to-day business operations. As a board member, he 1) chairs regular Board meetings; 2) provides direction to management regarding the needs, interests and opinions of the Board; and 3) monitors key business issues and shareholder matters that are brought to the attention of the Board. Mr. Spring promotes unified leadership and direction for the Board and management. In addition, strong corporate governance structure and process enable our independent directors to continue to effectively oversee management and key issues such as strategy, risk and integrity. Board committees are comprised solely of independent directors. As such, independent directors oversee critical matters, including the integrity of our financial statements, the compensation of our CEO and management executives, the financial commitments for capital projects, the selection and annual evaluation of directors, and the development and implementation of corporate governance programs.

Our Board and each Board committee have access to any member of management and the authority to retain independent legal, financial and other advisors as appropriate. The Non-Employee Directors, all of whom are independent, meet in executive session without management either before or after regularly scheduled Board and Board committee meetings to discuss various issues and matters including the effectiveness of management, as well as our performance and strategic plans. Paul C. Varga, our Lead Independent Director, presides at these executive sessions.

22

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Lead Independent Director

Since our Chairman is not an independent director, the Board elected Paul C. Varga to serve as Lead Independent Director. His term will expire in May 2027.

Under our Lead Independent Director Policy, the lead independent director has the following responsibilities:

FUNCTIONS AS LIAISON WITH THE CHAIRMAN AND/OR THE CEO	BOARD MEMBERSHIP AND PERFORMANCE EVALUATION
●
Serves as liaison between the independent directors and the Chairman and/or the CEO (although all directors have direct and complete access to the Chairman and/or CEO at any time as they deem necessary or appropriate)
● Provides input, when appropriate, to the chair of the NCG Committee with respect to the annual Board and committee evaluation process
● Communicates Board member feedback to the Chairman and/or CEO	● Advises the NCG Committee and Chairman on the membership of the various Board committees and the selection of committee chairpersons
Meetings of Independent Directors	Shareholder Communication
● Has the authority to call meetings of the independent directors	● Is regularly apprised of inquiries from shareholders and involved in correspondence responding to these inquiries, when appropriate
● Approves the agenda for executive sessions of the independent directors	● If requested by shareholders or other stakeholders, ensures that he/she is available, when appropriate, for consultation and direct communication
Presides at Executive Sessions	Approves Appropriate Provision of Information to the Board such as Board Meeting Agendas and Schedules
● Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors
●
Consults with the Chairman on, and approves when appropriate, the information sent to the Board, including the quality, quantity and timeliness of such information, as well as approving meeting agendas

● Facilitates the Board’s approval of the number and frequency of Board meetings, and approves meeting schedules to ensure there is adequate time for discussion of all agenda items

The Lead Independent Director is selected from among the Non-Employee Directors who satisfy the independence criteria of the NYSE and Macy’s, Inc.’s Standards for Director Independence. The Chair of the NCG Committee and management discuss candidates for the Lead Independent Director position and consider many of the same types of criteria as candidates for the chair of Board committees, including, among other things:

●	Tenure
●	Previous service as a Board committee chair
●	Diverse experience
●	Participation in and contributions to activities of the Board
●	Time commitment

The Chair of the NCG Committee recommends for consideration by the NCG Committee a nominee for Lead Independent Director every two years (or as required to address any vacancy in the position). If the NCG Committee approves the nominee, it will recommend the Board elect the nominee as Lead Independent Director at its next regularly scheduled meeting.

MACY’S, INC. 2025 PROXY STATEMENT	23

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Evaluations

The Board and each Board committee conducts a self-evaluation each year. In 2025, the evaluation process was conducted under the leadership of the Lead Independent Director and Chair of the NCG Committee. Periodically, the Board may engage an independent third-party to assist in the evaluation process.

Evaluation Process

Survey	Each Board and committee member completes a comprehensive survey regarding the Board and each committee on which they serve.

Compile Results and Solicit Feedback

The survey responses are compiled and provided to the Lead Independent Director and Chair of the NCG Committee. The Lead Independent Director conducts follow-up conversations with each Board member with respect to survey responses.

Lead Independent Director and NCG Chair Discuss	The Lead Independent Director and NCG Chair discuss survey results and feedback received during the individual calls.

NCG Committee Reviews in Executive Session

NCG Chair leads a discussion at the March NCG Committee meeting, in executive session, to:

●
review and discuss observations from the survey responses and the interviews conducted; and
●
agree on any follow-up by the NCG Committee or management on the evaluation results.

Board Reviews in Executive Session

The NCG Chair reports to the Board, in executive session, on any matter arising from the Board/committee evaluations. Following the March meeting, the NCG Chair meets with the Board Chair to discuss any follow-up on the Board/committee evaluations.

CEO Succession Planning

The Board, together with the CMD Committee, regularly conducts a detailed review of management development and short-term and long-term succession plans. The Board and the CMD Committee are focused on ensuring that top management positions, including the CEO position, can be filled without undue interruption and that the leadership composition reflects the subject-matter experts required to deliver on our strategic priorities.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Risk Oversight

Enterprise Risk Assessment

We have an enterprise risk management program that identifies and prioritizes enterprise risks. Enterprise risks are categorized and evaluated using risk scoring based on weighted impact, likelihood and velocity, both before and after application of control measures, to indicate the Company’s current risk posture. An annual risk review schedule is prepared for updates to the full Board or assigned committee. At Board and committee meetings throughout the year, management discusses the risk exposures identified as being most significant to the Company and actions that management may take to monitor or mitigate the exposures. Overall risk outlook is evaluated at least biannually at these meetings. The program utilizes a network of functional experts with managerial responsibility for various aspects of enterprise risk management.

The Audit Committee is responsible for discussing policies with respect to the Company’s risk assessment and risk management, including possible risks related to data privacy, computerized information controls and cybersecurity, and to consider any recommendations for improvement of such controls. The Chair of the Audit Committee updates the full Board on these discussions.

The Audit Committee, and the Board when appropriate, receive regular updates from management on IT security, internal and external security reviews, data protection, risk assessments, breach preparedness, systems disruption risk, threat assessments, response plans and consumer privacy compliance in overseeing our cybersecurity risk management program. The NCG Committee oversees risks related to governance matters, as well as the Company’s programs, policies and practices relating to charitable, political, environmental and human rights issues, impacts and strategies, and the CMD Committee oversees compensation and human capital-related risks.

Our Board’s risk oversight strategy and approach to corporate responsibility is further described as follows:

Board of Directors
● Responsible for oversight of corporate strategy, enterprise risk management framework, environmental stewardship, corporate governance policies and human capital management.

▲	▲	▲	▲

Audit	Compensation and Management Development	Finance	Nominating and Corporate Governance
●
Responsible for discussing policies with respect to the Company’s risk assessment and risk management including possible risks related to data privacy, computerized information controls, cybersecurity, and to consider any recommendations for improvement of these controls.
●
Responsible for overseeing financial reporting and internal controls.

●
Responsible for overall strategy, design and administration of the Company’s executive compensation program.
●
Responsible for overseeing the Company’s strategy and initiatives in support of an inclusive corporate culture.
●
Reviews and provides guidance on the enterprise talent and people strategies.
●
Responsible for CEO and key executive succession planning.

●
Responsible for the financial policy or structure of the Company.
●
Responsible for overseeing the financial considerations relating to leases, licenses, acquisitions and divestitures.
●
Responsible for overseeing debt or equity transactions, capital projects and consolidations of operations.

●
Responsible for overseeing the programs, policies and practices relating to charitable, political, social, environmental and human rights issues, impacts and strategies.
●
Responsible for overseeing the Company’s corporate governance.

▲	▲	▲	▲

Management Key Risk Responsibilities
●
Responsible for the design and execution of risk management program, including identifying, analyzing, mitigating and escalating risks.
●
Responsible for evaluating and prioritizing risks into tiers, further escalating to our CEO, Committees and/or Board, as appropriate.
●
Conducts ongoing engagement with Committee Chairs on areas of primary risk oversight.

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Each Board committee is responsible for overseeing risks within its respective areas of accountability. The Committees report to our Board any risks that they conclude may be reasonably likely to be significant to our organization and update our Board on their specific risk oversight activities. Our Committees and Board also consider evolving risks such as those relating to artificial intelligence, human capital management and environmental, social and governance (ESG) matters. Our management is responsible for the development and implementation of our ESG strategies and programs with ultimate oversight by our Board and its Committees.

Compensation Risk Assessment

The CMD Committee reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviews and discusses at least annually the risk analysis of incentive compensation programs and evaluates compensation policies that could mitigate such risks.

Our internal compensation team analyzed our 2024 executive compensation program to determine the potential for incentive plan provisions or design features that could exacerbate or incentivize business risk. Consistent with prior year’s conclusions, our analysis indicated our compensation program is well-designed and does not encourage behaviors that are likely to create material risk for the Company. The program also includes a number of features that mitigate risk and protect against the potential for unintended consequences. The analysis was reviewed by our Chief Legal Officer and Semler Brossy Consulting Group LLC (Semler Brossy), the independent compensation consultant to the CMD Committee, and discussed with the CMD Committee.

Our review noted the following features of our executive compensation program:

●	Appropriate pay philosophy, peer group and market positioning to support business objectives
●	Program design is compared to peer practices and evaluated for risk
●	Effective balance in:
–	Cash and equity mix
–	Performance- and time-based equity
–	Shorter- and longer-term performance focus
–	Use of multiple performance metrics in the incentive plans
–	Performance objectives set with a reasonable probability of achievement at the time they are set
●	Focused on critical 2024 business priorities as well as absolute and relative stock price appreciation
●	Ability of the CMD Committee to use discretion to reduce amounts earned based on a subjective evaluation of quality of earnings, individual performance, etc.
●	Meaningful risk mitigators are in place, including: 1) substantial stock ownership guidelines and retention ratios; 2) clawback provisions; 3) anti-hedging/pledging policies; and 4) independent CMD Committee oversight

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Committees of the Board

The Board had the following standing committees throughout fiscal 2024: the Audit Committee, the CMD Committee, the Finance Committee, and the NCG Committee. Committee memberships noted below reflect committee composition as of April 1, 2025.

Audit Committee Marie Chandoha Torrence N. Boone Robert B. Chavez Naveen K. Chopra Richard Clark Tracey Zhen

6BNUMBER OF MEETINGS IN FISCAL 2024: 16

The Audit Committee was established in accordance with the applicable requirements of the Securities Exchange Act of 1934 (Exchange Act) and the NYSE. The charter for the Audit Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the Audit Committee are independent under our Standards for Director Independence, the NYSE independence standards and applicable SEC rules. The Board has determined that all members are financially literate for purposes of NYSE listing standards, and that Ms. Chandoha qualifies as an “audit committee financial expert” because of her business experience, understanding of generally accepted accounting principles and financial statements, and educational background. See “Report of the Audit Committee” for further information regarding certain reviews and discussions undertaken by the Audit Committee.

7BRESPONSIBILITIES

●
assist the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, qualifications and independence of the Company’s independent auditors and the performance of the Company’s independent auditors and internal audit function;
●
discuss policies with respect to the Company’s risk assessment and risk management, including possible risks related to data privacy, computerized information controls, cybersecurity, and consider any recommendations for improvement of such controls; and
●
prepare the Audit Committee report for inclusion in the Company’s annual proxy statement.

Committee Chair	Audit Committee Financial Expert

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4

Compensation and Management Development Committee Jill Granoff Emilie Arel Deirdre P. Connelly Sara Levinson Douglas W. Sesler Paul C. Varga

8BNUMBER OF MEETINGS IN FISCAL 2024: 5

The charter for the CMD Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the CMD Committee are independent under our Standards for Director Independence, the NYSE independence standards and applicable SEC rules and are “non-employee directors” under Rule 16b-3 of the Exchange Act. For information regarding the role of executive officers and the CMD Committee’s compensation consultant in determining or recommending the amounts or forms of compensation for our executive officers, see the Compensation Discussion and Analysis below.

9BRESPONSIBILITIES

●
make recommendations regarding the Company’s overall compensation philosophy and strategy;
●
design and administer the Company’s policies, programs and procedures for the compensation of the Company’s executives;
●
oversee the Company’s strategies and initiatives in support of an inclusive company culture;
●
oversee employee benefit programs;
●
ensure appropriate succession plans for the CEO and key executive positions; and
●
delegate its authority, as it deems appropriate, to a subcommittee or one or more officers of the Company as permitted by law.

Committee Chair

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Finance Committee Paul C. Varga Marie Chandoha Naveen K. Chopra Richard Clark Jill Granoff Richard L. Markee

10BNUMBER OF MEETINGS IN FISCAL 2024: 6

The charter for the Finance Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the Finance Committee are independent under our Standards for Director Independence and the NYSE independence standards.

11BRESPONSIBILITIES

●
review with the appropriate officers of the Company and consider and approve and/or provide information with respect to the following:
–
the financial considerations relating to leases and licenses and the acquisition of businesses or divestiture of Company operations (within the parameters set forth in the Finance Committee charter);
–
debt or equity transactions, including, for example, financings, refinancings, the issuance of new common or preferred stock, debt repurchases and stock repurchase programs, that require Board approval;
–
changes in the financial policy or structure of the Company as may have a material financial impact on the Company as a whole;
–
capital projects, whether or not included in the capital budget, investments in any entity on behalf of the Company and other financial commitments that require Finance Committee review and approval (where the cost or undertaking associated therewith is between $50 million and $100 million) and that require Board approval (where the cost or undertaking associated therewith is in excess of $100 million);
–
Company consolidations of operations that require Finance Committee review and approval (where the projected cost of the consolidation is between $50 million and $100 million) and that require Board approval (where the projected cost of the consolidation exceeds $100 million); and
–
short-term and long-term capital plans prepared by management and recommend the plan to the Board for approval.

Committee Chair

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Nominating and Corporate Governance Committee Deirdre P. Connelly Emilie Arel Torrence N. Boone Sara Levinson Richard L. Markee Douglas W. Sesler Tracey Zhen

12BNUMBER OF MEETINGS IN FISCAL 2024: 5

The charter for the NCG Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the NCG Committee are independent under our Standards for Director Independence and the NYSE independence standards.

13BRESPONSIBILITIES

●
identify and recommend to the Board for election at the annual meeting of shareholders and/or appointment qualified candidates for membership on the Board and its committees, consistent with criteria approved by the Board;
●
oversee the evaluation of the Board;
●
oversee the Company’s corporate governance practices;
●
periodically review and report to the Board with respect to director compensation and benefits and make recommendations to the Board as the Committee deems appropriate; and
●
oversee the Company’s programs, policies and practices relating to charitable, political, social, environmental and human rights issues, impacts and strategies.

Committee Chair

Director Nomination and Qualifications

Our By-Laws provide that director nominations may be made by or at the direction of the Board. The NCG Committee is charged with identifying potential Board members and recommending qualified individuals to the Board for its consideration. The NCG Committee is authorized to employ third-party search firms to identify potential candidates. In evaluating candidates, the NCG Committee considers, among other things:

●	personal qualities and characteristics, accomplishments and reputation in the business community;
●	knowledge of the communities in which the Company does business and the retail industry or other industries relevant to our business;
●	relevant experience and background that would benefit the Company;
●	ability and willingness to commit adequate time to Board and committee matters;
●	the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company and its shareholders; and
●	mix of viewpoints, backgrounds, and experiences.

The NCG Committee also considers whether individuals satisfy the independence criteria set forth in the NYSE listing standards and our Standards for Director Independence, together with any special criteria applicable to service on various standing committees of the Board..

The NCG Committee continuously reviews the skills and experiences of current Board members and those that the Company needs and will require in the future. The NCG Committee also reviews potential new director candidates on a regular basis. Candidates for nomination to the Board may be suggested by current directors, management, shareholders, or a third-party search firm engaged to assist with director recruitment. Robert Chavez was appointed to the Board effective April 1, 2025, and was recommended to the NCG Committee as a potential nominee by our Chairman and Chief Executive Officer.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Since 2006, the NCG Committee has retained an independent director search firm, Heidrick & Struggles, to identify and evaluate potential director candidates. The NCG Committee generally provides the search firm with guidance as to the skills, experience, and qualifications that the NCG Committee is seeking in potential candidates, and the search firm identifies candidates for the NCG Committee’s consideration. The firm provides background information on potential candidates and, if directed, makes initial contact with potential candidates to assess their interest in becoming a director of Macy’s. The NCG Committee members, the CEO, the lead independent director and at times other members of the Board, meet with and interview potential candidates.

The NCG Committee generally identifies nominees by first assessing whether the current members of the Board continue to provide the appropriate mix of knowledge, skills, judgment, experience, differing viewpoints and other qualities necessary to the Board’s ability to oversee and guide the business and affairs of the Company. The Board generally nominates for re-election current members of the Board who are willing to continue in service, collectively satisfy the criteria listed above and are available to devote sufficient time and attention to the affairs of the Company. When the NCG Committee seeks new candidates for director roles, it seeks individuals with qualifications that will complement the experience, skills and perspectives of the other members of the Board.

Overboarding

Board members are expected to confirm that other commitments do not materially interfere with their service as a director of Macy’s. Pursuant to the Company’s Corporate Governance Principles, directors should advise the Chair of the NCG Committee and the CEO before accepting membership on other boards of directors, membership on the audit committee of other boards, or other significant commitments involving affiliation with other businesses or governmental units. In evaluating proposed memberships, the NCG Committee Chair and the CEO consider:

●	the time commitments associated with the new directorship;
●	the director’s current employment and other public company board memberships and board or committee leadership positions held;
●	the overboarding policies of proxy advisory firms and key institutional investors;
●	actual or potential conflicts of interest; and
●	assurances the director will have sufficient capacity to fulfill his or her responsibilities.

Skills, Experience and Qualifications

Below we identify and describe the key skills, experience and qualifications the NCG Committee and Board consider in determining if a director is qualified. The experience, qualifications, attributes and skills the Board considered in the nomination and re-nomination of our directors are reflected in their individual biographies beginning on page 8 and the skills matrix on page 33. The matrix is a summary; it does not include all of the skills, experiences and qualifications that each director nominee offers, and if a particular experience, skill or qualification is not listed, it should not suggest that a director does not possess that skill.

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LEADERSHIP EXPERIENCE:

Directors with significant senior leadership experience with large organizations provide us with unique insights. Strong leaders bring vision, strategic agility, varied perspectives and broad business insight to the Company. These individuals demonstrate a practical understanding of how large organizations operate, including the importance of succession planning, talent management and how employee and executive compensation is set. They possess skills for managing change and growth and demonstrate a practical understanding of organizations, operations, processes, strategy, risk management and methods to drive growth.

FINANCE EXPERIENCE:

An understanding of finance and related reporting processes is important for directors. We measure our operating and strategic performance by reference to financial goals, including for purposes of executive compensation. Directors who are financially literate are better able to analyze our financial statements, capital structure and complex financial transactions and ensure the effective oversight of our financial measures and internal control processes.

INDUSTRY KNOWLEDGE AND EXPERIENCE:	We value directors with experience in our high priority areas, including consumer products, customer service, omni-channel retail, merchandising and supply chain.
SALES AND MARKETING EXPERIENCE:

Directors who have interacted with consumers, particularly in the areas of marketing, marketing-related technology, advertising or otherwise selling products or services to consumers, provide valuable insights. They understand consumer trends, marketing to consumers, the use of technology and evolving marketing channels such as social media, digital and e-commerce.

TECHNOLOGY EXPERIENCE:

Directors with an understanding of technology and cybersecurity as it relates to the retail industry, marketing and/or governance help the Company focus its efforts in developing and investing in new technologies and using technology to achieve the Company’s goals, create shareholder value and oversee cybersecurity risks.

REAL ESTATE EXPERIENCE:

Directors with an understanding of real estate investment and development assist the Company in developing and executing its business strategies to leverage the large portfolio of stores and distribution centers.

ESG EXPERIENCE:

Directors who have experience on other public company boards develop an understanding of corporate governance trends affecting public companies and the extensive and complex oversight responsibilities associated with the role of a public company director, including ESG.

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Director Skills Matrix

AREA OF EXPERIENCE	AREL	BOONE	CHANDOHA	CHAVEZ	CHOPRA	CLARK	CONNELLY	GRANOFF	MARKEE	SESLER	SPRING	VARGA	ZHEN
LEADERSHIP EXPERIENCE
CEO/President/senior executive of public company, or recognized privately-held entity	●	●	●	●	●	●	●	●	●	●	●	●	●
Strategic planning, risk management, growth and transformation, succession planning and talent management	●	●	●	●	●	●	●	●	●	●	●	●	●
FINANCE EXPERIENCE
Investment banking or current or former CFO			●		●	●		●	●	●		●	●
Audit committee financial expert			●		●							●
INDUSTRY KNOWLEDGE EXPERIENCE
Senior executive or director of substantial business enterprises in relevant areas including consumer products, customer service, omni-channel retail, merchandising and supply chain	●	●		●	●		●	●	●	●	●	●	●
SALES & MARKETING EXPERIENCE
Sales and/or marketing, including use of social media, e-commerce and other digital channels	●	●	●	●	●		●	●	●		●	●	●
TECHNOLOGY EXPERIENCE
Understanding of retail and/or marketing technology	●	●	●	●	●			●			●		●
Cybersecurity	●	●			●
REAL ESTATE EXPERIENCE
Real estate investment company or developer/acquisitions and dispositions and/or property management					●	●				●
ESG EXPERIENCE
Environmental: Managing policies on climate change, pollutants and environmental stewardship		●	●					●				●
Social: Shareholder engagement, human capital, supply chain human rights, corporate charitable and political activity	●	●	●				●					●
Governance: Experience on boards other than Macy’s	●	●	●	●	●	●	●	●	●	●		●	●

Collectively, the composition of our Board reflects a wide range of viewpoints, thought leadership, backgrounds, and experiences, and includes individuals from a variety of professional disciplines and business sectors, with leadership experience at well-regarded commercial enterprises and nonprofit organizations.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Attendance at Board Meetings

Our Board held nine meetings during the fiscal year ended February 1, 2025 (fiscal 2024). All of our current directors attended 95% or more of the meetings held during fiscal 2024 of the Board and Committees on which they served (held during the period in which they served).

We expect our directors to make reasonable efforts to attend annual meetings of shareholders. All Company directors serving at the time of our most recent annual meeting of shareholders held in May 2024 attended the meeting.

95%
or More Attendance

Director Nominations By Shareholders

Our NCG Committee will consider candidates for nomination recommended by our shareholders and will evaluate candidates using the same process and criteria as candidates identified by the NCG Committee. Shareholder nominations should be submitted in writing to Tracy M. Preston, Corporate Secretary, Macy’s, Inc., 151 West 34th Street, New York, New York 10001. The full name and address of the proposed candidate, a description of the proposed candidate’s qualifications and any other relevant biographical information should be included in the nomination.

Advance Notice By-Law. The advance notice provision of our By-Laws requires shareholders who nominate candidates to deliver written notice to the Corporate Secretary of Macy’s not earlier than the close of business on the 120th calendar day and not later than the close of business on the 90th calendar day prior to the one-year anniversary of the preceding year’s annual meeting. If the scheduled annual meeting date differs from such anniversary date by more than 30 calendar days, the notice must be so delivered not earlier than the close of business on the 120th calendar day and not later than the close of business on the 60th calendar day prior to the date of the annual meeting. If the date of the annual meeting is not publicly announced by us in a report filed with the SEC, furnished to shareholders, or in a press release at least 75 calendar days prior to the annual meeting date, the nomination must be delivered to the Corporate Secretary of Macy’s not later than the close of business on the 10th calendar day following the day on which public announcement of the annual meeting date is first made. The advance notice provision requires the shareholder to submit specific information concerning itself and the proposed nominee, including, but not limited to, ownership information, name and address, and appropriate biographical information about and qualifications of the proposed nominee, and a statement whether such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Macy’s nominees.

The presiding officer of the annual meeting may refuse to acknowledge a nomination not made in compliance with these requirements. Similar procedures prescribed by the By-Laws are also applicable to shareholders who bring any other business before an annual meeting of the shareholders. See “Submission of Future Shareholder Proposals.”

Proxy Access By-Law. The proxy access provision in our By-Laws allows an eligible shareholder or group of no more than 20 eligible shareholders that has maintained continuous ownership of 3% or more of our common stock for at least three years to include in our proxy materials for an annual meeting of shareholders a number of director nominees up to the greater of two or 20% of the directors then in office. An eligible shareholder must maintain the required 3% beneficial ownership at least until the annual meeting at which the proponent’s nominee will be considered. Proxy access nominees who withdraw or who do not receive at least a 25% vote in favor of election will be ineligible as a nominee for the next two annual meetings. If any shareholder proposes a director nominee under our advance notice provision, we are not required to include any proxy access nominee in our proxy statement for the annual meeting.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

The shareholder is required to provide the information about itself and the proposed nominee(s) as indicated in the proxy access provision of our By-Laws. The required information must be in writing and delivered by personal delivery, overnight express courier or U.S. mail, postage pre-paid, addressed to the Corporate Secretary of Macy’s as follows:

●	received no earlier than the close of business on the 150th calendar day prior to the one-year anniversary of the mailing date of the previous year’s proxy statement; and
●	not later than the close of business on the 120th calendar day prior to the one-year anniversary of the mailing date of the previous year’s proxy statement.

If the scheduled annual meeting date differs from the anniversary date of the prior year’s annual meeting by more than 30 calendar days, the required information must be in writing and provided to the Corporate Secretary of Macy’s as follows:

●	received no earlier than the close of business on the 120th calendar day prior to the date of the annual meeting; and
●	not later than the close of business on the 60th calendar day prior to the annual meeting; or
●	if public announcement of the date of the annual meeting is not made at least 75 calendar days prior to the date of the annual meeting, notice must be received not later than the close of business on the 10th calendar day following the day on which public announcement is first made.

For purposes of this By-Law, “close of business” means 5:00 p.m. Eastern Time on any calendar day, whether or not a business day, and “principal executive offices” means 151 West 34th Street, New York, New York 10001.

We are not required to include any proxy access nominee in our proxy statement if the nomination does not comply with the proxy access requirements of our By-Laws.

Shareholder Engagement

We welcome the opportunity to engage with our shareholders to inform, solicit feedback and understand their perspectives on strategy and performance, ESG and other matters of mutual interest and importance. Over the last year members of our senior management, investor relations and corporate governance teams participated in numerous engagement activities with sell-side analysts and institutional investors, including conferences, small-group and one-on-one meetings and conference calls. We offer shareholders several ways to communicate with the Company and members of the Board, including through our investor relations website, our quarterly earnings webcasts and our Annual Meeting.

Proxy Outreach Cycle

SUMMER	FALL	WINTER/SPRING	ANNUAL MEETING
Review annual meeting results to determine appropriate next steps, and prioritize post annual meeting shareholder engagement focus areas	Engage in annual off-season outreach meetings with shareholders and proxy advisory firms to solicit feedback and report to the CMD Committee and NCG Committee	Incorporate input from shareholder meetings into governance and compensation practices and disclosures as appropriate	Review performance and accomplishments in last fiscal year and answer questions submitted by shareholders

Each fall we undertake off-season outreach efforts to engage with our shareholders and the major proxy advisory firms following the annual meeting. The purpose of this outreach is to provide an update on and seek dialogue and feedback regarding our governance, sustainability practices, human capital as well as our compensation programs. In the fall of 2024, we reached out to 45 shareholders, including top shareholders, representing over 58% of our outstanding shares (as of June 30, 2024), as well as major proxy advisory firms.

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Ultimately, we held telephonic meetings with governance representatives of 11 shareholders representing nearly 20% of our outstanding shares (as of June 30, 2024).

Engagement topics included, among others:

●	Bold New Chapter Strategy Update
●	Sustainability
●	Compensation
●	Governance

We continued to receive positive feedback from shareholders on the strength of our ESG-related programs, board composition and disclosures, including the 2023 Corporate Responsibility Report. Highlights included the CEO transition and succession planning process and disclosures, water stewardship and responsible sourcing, and GHG emissions reduction targets. Consistent with past years, we received positive feedback on our governance program, sustainability practices, and our strategy. Shareholders provided suggestions on areas of additional disclosures and considerations. Following our off-season outreach, we provided an overview of the discussions and feedback to the applicable Board committees.

Communications With the Board

Shareholders and other interested parties may communicate with the full Board, the Audit Committee, the lead independent director, the other Non-Employee Directors, or any individual director by email to Directors@macys.com or by mail to Macy’s, Inc., 151 West 34th Street, New York, New York 10001, Attn: Chief Legal Officer. Please indicate to whom the communication is addressed. All communications are reviewed by the Corporate Secretary’s Office and are forwarded to the appropriate director(s) except those that are clearly unrelated to the duties and responsibilities of the Board or that are abusive, repetitive, in bad taste or that present safety or security concerns, which may be handled differently. Communications we receive that relate to accounting, internal accounting controls or auditing matters will be referred to the Audit Committee unless the communication is directed otherwise. You may communicate anonymously and/or confidentially.

Retirement Policy

Our Corporate Governance Principles provide for a mandatory retirement age of 74. Our directors are required to resign from the Board as of the annual meeting following their 74th birthday.

Resignation Policy

The Board does not believe that a Non-Employee Director who retires or experiences an employment position change since becoming a Board member should necessarily resign from the Board. The Board requires, however, that promptly following such an event, the director notify the NCG Committee in writing and tender his or her resignation to the Committee for consideration.

Upon receipt of the notification of a change in status, the NCG Committee will review the continued appropriateness of the director remaining on the Board under the changed circumstances and recommend to the full Board whether to accept the resignation based on its assessment of what is best for the Company and its shareholders.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Corporate Governance Principles and Code of Business Conduct and Ethics

Our Corporate Governance Principles and Code of Conduct, both of which apply to our principal executive officer, principal financial officer and principal accounting officer, as well as our Non-Employee Director Code of Business Conduct and Ethics, are available on our website. In addition, the following charters, policies and by-laws can also be accessed at www.macysinc.com/investors/corporate-governance/governance-documents.

● Audit Committee Charter	● Standards of Director Independence
● Compensation and Management Development Committee Charter	● Code of Conduct
● Nominating and Corporate Governance Committee Charter	● Non-Employee Director Code of Business Conduct and Ethics
● Finance Committee Charter	● Lead Independent Director Policy
● Corporate Governance Principles	● Proxy Access By-Laws

Shareholders may obtain copies of these documents and the charters for the Board committees, without charge, by sending a written request to: Corporate Secretary, Macy’s, Inc., 151 West 34th Street, New York, New York 10001.

Fiscal 2024 Director Compensation Program

Non-Employee Directors were entitled to receive the following compensation in fiscal 2024:

TYPE OF COMPENSATION	AMOUNT OF COMPENSATION
Board Retainer	$90,000 annually
Audit Committee Chair Retainer	$30,000 annually
Other Committee Chair Retainer	$25,000 annually
Committee (non-chair) Member Retainer	$10,000 annually
Lead Independent Director Retainer	$30,000 annually
Equity Grant	Annual award of restricted stock units with a targeted value of $160,000
Matching Philanthropic Gift	Up to $500 annually

A Non-Employee Director may elect to defer all or a portion of his or her cash compensation into either stock credits or cash credits under the Director Deferred Compensation Plan. Those amounts are not paid until Board service ends. Stock credits are calculated monthly and shares of Macy’s common stock associated with the stock credits are transferred quarterly to a rabbi trust for the benefit of the participating Non-Employee Director. Dividend equivalents on amounts deferred as stock credits are “reinvested” in additional stock credits. Compensation deferred as cash credits earns interest at an annual rate equal to the yield (percent per annum) on 30-Year Treasury Bonds as of December 31 of the prior plan year.

On the date of the 2024 annual meeting, Non-Employee Directors elected at the annual meeting received a grant of time-based restricted stock units (RSUs) with a market value of approximately $160,000. With respect to Non-Employee Directors elected after the annual meeting date, our practice has been to grant RSUs valued at 50% of the annual grant if the Non-employee Director is elected within six months after the annual meeting. The RSUs generally vest at the earlier of 1) the first anniversary of the grant or 2) the next annual meeting of shareholders. Upon vesting, receipt of shares in payment of the RSUs is automatically deferred as stock credits under the Director Deferred Compensation Plan. The stock credits are paid in shares of Macy’s common stock six months after the Non-Employee Director’s Board service ends.

MACY’S, INC. 2025 PROXY STATEMENT	37

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Non-Employee Directors and retired Non-Employee Directors may participate in the Company’s philanthropic matching gift program on the same terms as all regular employees. Macy’s matches gifts of up to a total of $500 made by the Non-Employee Director to qualifying charities in any calendar year.

Each Non-Employee Director and his or her spouse and eligible dependents receive the same merchandise discount on merchandise purchased at our stores that is available to all regular employees. This benefit remains available to them following retirement from the Board.

Director Compensation Program Review

In December 2024, the NCG Committee engaged Semler Brossy to prepare a competitive assessment of our Non-Employee Director compensation program. Semler Brossy assessed our Non-Employee Director pay levels relative to the same 15- company peer group the CMD Committee then used in connection with its review of the compensation of the Named Executive Officers (as described in the Compensation Discussion and Analysis below): Best Buy Co., Inc., Burlington Stores, Inc., Dick’s Sporting Goods, Inc., Dillard’s Inc., Dollar Tree, Inc., Foot Locker, Inc., Gap Inc., Kohl’s Corporation, Lowe’s Companies, Inc., Nordstrom, Inc., Ross Stores, Inc., Target Corporation, TJX Companies, Inc., Ulta Beauty, Inc. and Williams- Sonoma, Inc. Semler Brossy also utilized the 2023 – 2024 National Association of Corporate Directors (NACD) Director Compensation survey as a secondary reference. Semler Brossy found that Macy’s current average total Non-Employee Director pay is positioned below the peer median for the second consecutive year, the mix of pay (41% cash and 59% equity) is consistent with peers, committee member and chair retainers vary versus peers and lead independent director retainer is positioned the lowest among the peer group but near the NACD survey median.

2024 Compensation Actions

NON-EXECUTIVE CHAIRMAN

The NCG Committee, with support from Semler Brossy, reviewed Mr. Gennette’s compensation when he was appointed Non-Executive Chairman in February 2024. When determining his compensation, the NCG Committee reviewed and considered market data for non-executive chairman pay levels and recent examples of CEOs moving directly to non-executive chair positions. Following these discussions, the NCG Committee recommended and the Board set the compensation for the Non-Executive Chairman of the Board as the regular Board cash retainer (currently $90,000), a $160,000 cash payment in lieu of the annual board equity grant, given the anticipated short term period of Mr. Gennette’s appointment as Non-Executive Chairman, and a Board Chair cash retainer of $200,000/year, all on an annualized basis pro-rated based on the term of service. Mr. Gennette retired from the Board and from his position as Non-Executive Chairman on April 10, 2024.

38

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Fiscal 2024 Non-Employee Director Compensation Table

The following table reflects the compensation for each Non-Employee Director for fiscal 2024. Mr. Spring did not receive separate compensation for service as a Director. Mr. Chavez is not included in this table because he did not serve on the Board during 2024.

2024 Director Compensation

	FEES EARNED OR	STOCK	ALL OTHER
	PAID IN CASH(1)	AWARDS(2)	COMPENSATION(3)	TOTAL
NAME	($)	($)	($)	($)
Emilie Arel	110,000	159,993	1,644	271,637
Francis S. Blake (4)	20,833	-	2,594	23,428
Torrence N. Boone	110,000	159,993	-	269,993
Ashley Buchanan (5)	82,500	159,993	12	242,505
Marie Chandoha	130,000	159,993	4,343	294,336
Naveen K. Chopra	110,000	159,993	-	269,993
Richard Clark (6)	84,167	159,993	215	244,375
Deirdre P. Connelly	125,000	159,993	3,440	288,433
Jeff Gennette (4)	112,500	-	-	112,500
Jill Granoff	125,000	159,993	5,556	290,549
William H. Lenehan (7)	82,500	159,993	385	242,878
Sara Levinson	110,000	159,993	317	270,310
Richard L. Markee (6)	84,167	159,993	37	244,196
Douglas W. Sesler (6)	82,500	159,993	1,300	243,793
Paul C. Varga	152,500	159,993	3,745	316,238
Tracey Zhen	110,000	159,993	866	270,859
(1)	All cash compensation is reflected in the “Fees Earned or Paid in Cash” column, whether paid currently in cash or deferred as cash or as stock unit credits under the Director Deferred Compensation Plan. Directors electing to defer all or a portion of their cash fees as stock units and the number of stock units credited were: Mr. Lenehan – 5,159 units, Mr. Clark – 2,215 units and Mr. Markee – 2,215 units.
(2)	The Non-Employee Directors elected at the 2024 annual shareholders meeting received 8,209 RSUs on May 17, 2024, valued at $19.49 per share, which was the closing price of our common stock on the grant date. The following table shows the number of deferred stock unit credits (under the Director Deferred Compensation Plan) and RSUs held by each of the Non-Employee Directors as of the end of fiscal 2024:

	DEFERRED STOCK	RESTRICTED STOCK
	UNIT CREDITS	UNITS
NAME	(#)	(#)
Arel	16,292	8,209
Blake	-	-
Boone	57,537	8,029
Buchanan (5)	24,462	-
Chandoha	21,446	8,209
Chopra	11,667	8,209
Clark	2,237	8,209
Connelly	118,208	8,209
Gennette	-	-
Granoff	21,446	8,209
Lenehan (7)	85,413	3,631
Levinson	159,229	8,209
Markee	2,237	8,209
Sesler	-	8,209
Varga	104,265	8,209
Zhen	24,717	8,209

MACY’S, INC. 2025 PROXY STATEMENT	39

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

(3)	“All Other Compensation” consists of the items shown below. Merchandise discounts are credited to the Directors’ Macy’s charge accounts.

	MERCHANDISE
	DISCOUNT	TOTAL
NAME	($)	($)
Arel	1,644	1,644
Blake	2,594	2,594
Boone	-	-
Buchanan	12	12
Chandoha	4,343	4,343
Chopra	-	-
Clark	215	215
Connelly	3,440	3,440
Gennette	-	-
Granoff	5,556	5,556
Lenehan	385	385
Levinson	317	317
Markee	37	37
Sesler	1,300	1,300
Varga	3,745	3,745
Zhen	866	866

(4)	Messrs. Blake and Gennette ceased serving on the Board on April 10, 2024.
(5)	Mr. Buchanan ceased serving on the Board on November 25, 2024 and forfeited the RSUs granted in May 2024.
(6)	Messrs. Clark, Markee and Sesler joined the Board effective April 10, 2024.
(7)	Mr. Lenehan ceased serving on the Board on October 25, 2024 and the Board approved prorating the RSUs granted in May 2024 based on his resignation date.

Director Stock Ownership Guidelines; Hedging/Pledging Policy

The Board has adopted stock ownership guidelines for Non-Employee Directors. Under these guidelines, Non-Employee Directors are required to own Macy’s common stock equal in value to five times the annual Board retainer and maintain this ownership level for their Board tenure. As of fiscal 2024, the annual Board retainer is $90,000 and the guideline was $450,000 of our common stock. Shares counted toward this requirement include:

●	any shares beneficially owned by the Non-Employee Director or immediate family members
●	time-based restricted stock or RSUs, whether or not vested
●	stock credits or other stock units credited to a Non-Employee Director’s account

Stock subject to unvested or unexercised stock options granted to Non-Employee Directors does not count toward the ownership requirement. Non-Employee Directors must comply with these guidelines within five years from the date the Non-Employee Director’s Board service commenced. Each Non-Employee Director who has reached his or her ownership guideline date has satisfied the ownership requirement. In addition to these stock ownership guidelines, the RSUs granted to Non-Employee Directors each year are automatically deferred upon vesting under the Director Deferred Compensation Plan until six months after termination of Board service.

The Non-Employee Directors are covered by our Anti-Hedging/Anti-Pledging Policy which prohibits directors, executive officers and other participants in our long-term incentive plan from engaging in hedging and pledging transactions. The policy is described in greater detail on page 67.

Insider Trading Policy

We have adopted the Macy’s, Inc. Insider Trading Policy and procedures applicable to our directors, officers and employees, and have implemented processes for the Company, governing the purchase, sale and/or other dispositions of Company securities. We believe our policies and procedures are reasonably designed to promote compliance with insider trading laws,

40

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

rules and regulations, and the exchange listing standards applicable to the Company. A copy of our Insider Trading Policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended February 1, 2025.

As a matter of practice, the Company observes the same blackout periods and other trading policies that apply to our directors, officers and employees with respect to purchasing and selling Company securities.

MACY’S, INC. 2025 PROXY STATEMENT	41

ITEM 2

The Board of Directors unanimously recommends that you vote “**FOR**” ratification of the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending January 31, 2026, and your validly executed proxy card will be so voted unless you specify otherwise.

ITEM 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP, an independent registered public accounting firm, to audit our financial statements for the fiscal year ending January 31, 2026. KPMG LLP and its predecessors have served as our independent registered public accounting firm since 1988. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The Audit Committee has asked the Board to submit to shareholders a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026.

Reasons for Re-Appointment of KPMG LLP

The Audit Committee considers a number of factors in deciding to re-engage KPMG LLP as the independent registered public accounting firm, including the following:

●	Independence controls and objectivity
●	Length of KPMG’s service to Macy’s
●	KPMG’s audit quality, performance and results
●	Impact of engaging a new auditor
●	Appropriateness of KPMG’s audit fees
●	KPMG’s reputation, integrity and competence
●	KPMG’s institutional company-industry knowledge, experience and expertise

In addition, the Audit Committee considered the benefits of a longer-tenured auditor to be the continuity and avoidance of switching costs, namely management time to bring new auditors up-to-speed and no disruption of non-audit workflows. Due to efficiencies and familiarity already established with KPMG, audit fees remain competitive.

Based on the above factors, the Audit Committee and Board believe the continued retention of KPMG LLP as our independent registered public accounting firm is in the best interests of the Company and our shareholders.

Fees Paid to Independent Registered Public Accounting Firm

The table below summarizes the fees paid to KPMG LLP during fiscal 2024 and fiscal 2023.

		AUDIT-RELATED		ALL OTHER
	AUDIT FEES	FEES	TAX FEES	FEES	TOTAL
YEAR	($)	($)	($)	($)	($)
2024	5,752,500	1,780	100,000	-	5,854,280
2023	4,355,000	1,780	70,196	-	4,426,976

Audit fees represent fees for professional services rendered for the audit of our annual financial statements, the audit of our internal controls over financial reporting, the reviews of the interim financial statements included in our Quarterly Reports on Form 10-Q and audits and reviews of financial statements of certain subsidiaries.

Audit-related fees represent subscription fees for an online library of accounting, auditing and financial reporting literature and related guidance.

Tax fees represent professional services related to tax compliance and consulting services.

The Audit Committee has adopted policies and procedures for the pre-approval of all permitted non-audit services provided by our independent registered public accounting firm. All permitted non-audit services were pre-approved pursuant to this policy. A description of these policies and procedures is included below.

MACY’S, INC. 2025 PROXY STATEMENT	43

ITEM 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Policy and Procedures for Pre-Approval of Non-Audit Services by Outside Auditors

I.Authority to Approve Non-Audit Services

Except as noted below, the Audit Committee (for purposes of this section the “Committee”) will approve in advance all permitted non-audit services(1) (the “Permitted NAS”).

A.	The Committee may delegate to the Chair of the Committee the authority to pre-approve Permitted NAS; provided that any such pre-approval of Permitted NAS granted by any such delegee must be presented to the Committee at its meeting next following the approval.
B.	Pre-approval is not required for any Permitted NAS if:
1.	the aggregate amount of any such Permitted NAS constitutes no more than five percent (5%) of the total revenues paid by Macy’s to its auditors during the fiscal year in which the Permitted NAS are provided;
2.	the Permitted NAS were not recognized at the time of the auditor’s engagement to be a Permitted NAS (i.e., either a service indicated as an audit service at the time of the engagement evolves over the course of the engagement to become a non-audit service, or a non-audit service not contemplated at all at the time of the engagement is performed by the outside auditor after the engagement is approved); and
3.	the Permitted NAS are promptly brought to the attention of the Committee (or its delegee) by management and approved prior to the completion of the audit.

II.	Disclosure of Permitted Non-Audit Services in Outside Auditor’s Engagement Letter
A.	The Committee is to receive an itemization in the outside auditor’s engagement letter of Permitted NAS that the outside auditors propose to deliver to Macy’s during the course of the year covered by the engagement and contemplated at the time of the engagement.
1.	In its submissions to management covering its proposed engagement, the outside auditors are to include a statement that the delivery of Permitted NAS will not impair the independence of the outside auditors.
B.	Whether a Permitted NAS is set out in the auditor engagement letter or proposed by the outside auditors subsequent to the time the engagement letter is submitted, the Committee (or its delegee as described above) is to consider, with input from management, whether delivery of the Permitted NAS impairs independence of the outside auditors.
1.	The Committee is to evaluate, in making such consideration, the non-audit factors and other related principles (the “Qualifying Factors”) set out below.
●	Whether the service is being performed principally for the Audit Committee;

(1)	The nine categories of prohibited non-audit services are:
(i)	bookkeeping or other services related to the accounting records or financial statements of the audit client;
(ii)	financial information systems design and implementation;
(iii)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(iv)	actuarial services;
(v)	internal audit outsourcing;
(vi)	management functions or human resources;
(vii)	broker or dealer, investment adviser, or investment banking services;
(viii)	legal services and expert services unrelated to the audit; and
(ix)	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

44

ITEM 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

●	The effects of the service, if any, on audit effectiveness or on the quality and timeliness of Macy’s financial reporting process;
●	Whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support;
●	Whether the service would be performed by outside audit personnel and, if so, whether it will enhance their knowledge of Macy’s business and operations;
●	Whether the role of those performing the service (e.g., a role where neutrality, impartiality and auditor skepticism are likely to be subverted) would be inconsistent with the outside auditor’s role;
●	Whether the outside audit firm’s personnel would be assuming a management role or creating a mutuality of interest with Macy’s management;
●	Whether the outside auditors, in effect, would be auditing their own numbers;
●	Whether the project must be started and completed very quickly;
●	Whether the outside audit firm has unique expertise in the service;
●	Whether the service entails the outside auditor serving in an advocacy role for Macy’s; and
●	The size of the fee(s) for the non-audit service(s).

III.Annual Assessment of Policy

The Committee will determine on an annual basis whether to amend this policy.

MACY’S, INC. 2025 PROXY STATEMENT	45

Report of the Audit Committee

The Board has adopted a written Audit Committee charter. All members of the Audit Committee are independent, as defined in Sections 303A.06 and 303A.07 of the NYSE’s listing standards.

The Audit Committee has reviewed and discussed with Macy’s management and KPMG LLP the audited financial statements contained in Macy’s Annual Report on Form 10-K for the fiscal year ended February 1, 2025. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission (SEC).

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Macy’s Annual Report on Form 10-K for fiscal 2024 for filing with the SEC.

The foregoing report was submitted by the Audit Committee and shall not be deemed to be “soliciting materials” or to be “filed” with the SEC or subject to Regulation 14A or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Respectfully submitted,

Marie Chandoha, Chair
Torrence N. Boone
Naveen K. Chopra
Richard Clark
Tracey Zhen

46

ITEM 3: Advisory Vote to Approve Named Executive Officer Compensation

Shareholders are being asked to approve, on an advisory basis, the compensation of our named executive officers (the Named Executive Officers or NEOs), as disclosed according to SEC rules, including in the Compensation Discussion and Analysis, the executive compensation tables and related material included in this proxy statement.

This proposal, commonly known as a say-on-pay proposal, gives shareholders the opportunity to express their views on our executive compensation program and policies. The vote is not intended to address any specific item of compensation, but rather to address our overall approach to the compensation of our Named Executive Officers described in this proxy statement. In 2024, our say-on-pay proposal received a FOR vote of 91.9%.

The text of the resolution setting forth the proposal is as follows:

RESOLVED, that the shareholders of Macy’s, Inc. approve the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2025 annual meeting of shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis and the 2024 Summary Compensation Table and related compensation tables and narrative discussion.

2024 FOR Vote 91.9%

We urge you to read the Compensation Discussion and Analysis, which begins on page 50 and discusses how our compensation policies and procedures reflect our pay-for-performance compensation philosophy. Specifically:

●	Our executive compensation structure is designed to attract, motivate, and retain executives with the skills required to formulate and implement our strategic business objectives and deliver on our commitment to build long-term shareholder value.
●	We believe our executive compensation program is competitive, strongly focused on pay-for-performance principles and appropriately balanced between risk and rewards.
●	The vote to approve the compensation of the Named Executive Officers is being provided pursuant to Section 14A of the Exchange Act. The vote is advisory and not binding on the Company, the CMD Committee or the Board. Although non-binding, the Board and the CMD Committee value the shareholder opinions expressed by their votes and will take the voting results into consideration when making future compensation decisions as they deem appropriate.
●	At our 2017 and 2023 annual meetings of shareholders, shareholders voted to hold an advisory say-on-pay vote on an annual basis and we have submitted an advisory say-on-pay vote to our shareholders at each annual meeting since the initial frequency vote in 2017. We anticipate continuing to hold an advisory say-on-pay vote on an annual basis (with the next one expected to occur in 2026). It is expected that the next advisory vote on the frequency of the advisory say-on-pay vote will occur at our 2029 annual meeting of shareholders.

If no voting specification is made on a validly executed proxy card, the proxies named on the proxy card will vote “FOR” the approval of the compensation of the Named Executive Officers as disclosed in this proxy statement and described in this Item 3.

48

Compensation Committee Report

The CMD Committee has reviewed and discussed the Compensation Discussion and Analysis with Macy’s, Inc.’s management. Based on such review and discussions, the CMD Committee recommended to the Board that the Compensation Discussion and Analysis be included in Macy’s, Inc. Annual Report on Form 10-K for the fiscal year ended February 1, 2025 and this proxy statement.

The foregoing report was submitted by the CMD Committee and shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Respectfully submitted,

Jill Granoff, Chair
Emilie Arel
Deirdre P. Connelly
Sara Levinson
Douglas W. Sesler
Paul C. Varga

MACY’S, INC. 2025 PROXY STATEMENT	49

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

The Compensation Discussion and Analysis (CD&A) describes our executive compensation policies and practices and how our Named Executive Officers (NEOs) are compensated.

Our Named Executive Officers

Tony Spring Age: 60 Chairman and Chief Executive Officer since 2024	Years with Macy’s: 37 See Mr. Spring’s biography on page 18 of this proxy statement

50

COMPENSATION DISCUSSION AND ANALYSIS

Adrian V. Mitchell Age: 51 Chief Operating Officer since 2023 and Chief Financial Officer since 2020

Years with Macy’s: 4

PRIOR CAREER HIGHLIGHTS

Boston Consulting Group
Managing Director and Partner, Digital BCG and Consumer Practices

Arhaus LLC
Chief Executive Officer

Crate and Barrel
Chief Financial Officer, Chief Operating Officer and Interim Chief Executive Officer

Target Corporation
Multiple management positions including Director, Strategy and Interactive Design for target.com and Director, Innovation and Productivity for Target Corporation

McKinsey & Company, Inc.
Co-founded the NA Lean Operations Retail Practice

EDUCATION

M.B.A., Harvard University

B.S., Chemical Engineering, Louisiana State University

Danielle L. Kirgan Age: 49 Chief Human Resources Officer since 2017 and Chief Corporate Affairs Officer since 2024 Former Chief Transformation Officer from 2020 to 2023

Years with Macy’s: 7

PRIOR CAREER HIGHLIGHTS

American Airlines
SVP, People
Chief Human Resources Officer

Darden Restaurants
Chief Human Resources Officer

ACI Worldwide
Head of Human Resources

Conagra Brands
VP, Human Resources

EDUCATION

B.A., Business Administration, Illinois State University

MACY’S, INC. 2025 PROXY STATEMENT	51

COMPENSATION DISCUSSION AND ANALYSIS

Tracy M. Preston Age: 58 Chief Legal Officer and Corporate Secretary since 2024

Years with Macy’s: 1

PRIOR CAREER HIGHLIGHTS

HanesBrands Inc.
Executive Vice President, Chief Compliance Officer, Chief Legal Officer
and Corporate Secretary

Neiman Marcus Group
Executive Vice President, Chief Compliance Officer, Chief Legal Officer
and Corporate Secretary

Levi Strauss & Co.
Chief Compliance Officer, Chief Global Litigation and HR Counsel and Chief Counsel, Global Supply Chain

Orrick, Herrington & Sutcliffe
Partner

Latham & Watkins
Litigation, Employment/Labor and Commercial Associate

Sedgwick, Detert, Moran & Arnold
ERISA, Employment & Labor and Commercial Litigation Associate

Baker & McKenzie
ERISA Associate

EDUCATION

J.D., University of Virginia

B.A., International Relations, Georgetown University

Olivier Bron Age: 47 Chief Executive Officer, Bloomingdale’s since 2023

Years with Macy’s: 1

PRIOR CAREER HIGHLIGHTS

Central Group and Robinson Department Stores, Thailand
Chief Executive Officer

Galeries Lafayette/BHV Marais
Chief Operating Officer

Bain & Company
Principal

EDUCATION

Master’s Degree in Engineering, ECAM in Lyon, France

Master’s Degree in Strategic Management, Hautes Etudes Commerciales, Paris, France

Recent Developments

On April 1, 2025, we announced that Thomas J. Edwards, Jr., 60, has been appointed Chief Operating Officer and Chief Financial Officer of Macy’s, Inc., effective June 22, 2025. Mr. Edwards is currently Chief Financial Officer and Chief Operating Officer of Capri Holdings Limited, a global fashion luxury group. Adrian V. Mitchell, Chief Operating Officer and Chief Financial Officer, will be leaving the Company. He will continue in his current capacity through June 21, 2025 to ensure a seamless transition.

52

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

In fiscal 2024, we introduced our three-year Bold New Chapter strategy designed to enhance the customer experience, unlock shareholder value and return Macy’s, Inc. to sustainable, profitable growth. We made substantive, enterprise-wide improvements across the three pillars of our strategy – Strengthen and Reimagine Macy’s Nameplate, Accelerate and Differentiate Luxury, and Simplify and Modernize End-to-End Operations – reinforcing our confidence in the strategy's long-term viability.

We ended the year in a position of financial health with $1.3 billion of cash on the balance sheet and generated nearly $1.3 billion of operating cash flow and $679 million of free cash flow. We invested $882 million in capital expenditures, returned $192 million to shareholders through cash dividends and intend to resume share buybacks in 2025, market conditions permitting.

Entering year two of our Bold New Chapter strategy, we are a healthier enterprise focused on long-term growth. Despite the complex external environment, we remain committed to delivering a better customer experience and making investments that support our growth ambitions while returning capital to shareholders.

2024 Business Highlights*

During fiscal 2024, we delivered on several of our strategic priorities across the enterprise.

MACY’S, INC.

●	Improved Macy’s, Inc.’s annual comparable sales by 510 basis points to down 0.9%, supported by fourth quarter enterprise-wide comparable sales, up 0.2%.
●	Gross margin rate was 38.4%, flat to fiscal 2023. Merchandise margin declined 10 basis points from fiscal 2023, impacted by Macy’s nameplate’s conversion to cost accounting and product mix, partially offset by favorable shortage and liquidations.
●	Selling, general and administrative (SG&A) expense of $8.3 billion decreased $45 million, reflecting the company’s continued cost controls while focusing on customer-facing investments.
●	Prioritized a healthy capital structure while continuing to invest in long-term profitable growth.
-	Ended fiscal 2024 with $1.3 billion of cash on our balance sheet, up $272 million from last year, and generated nearly $1.3 billion of operating cash flow.
-	Grew free cash flow by 71% to $679 million, inclusive of asset monetization proceeds.
-	Invested $882 million back into the business, a $111 million reduction in capital expenditures year-over-year.
-	Returned $192 million of cash dividends to shareholders.
●	Announced intent to resume share buybacks under the remaining $1.4 billion share repurchase authorization, market conditions permitting.

MACY’S

●	Achieved four consecutive quarters of positive comparable sales at Macy’s First 50 locations, as customers responded favorably to investments in increased staffing, merchandising and visual presentation. And, in February 2025, extended successful First 50 initiatives to 75 additional stores.
●	Progressed the rightsizing of our store based, removing 64 of the approximately 150 underproductive non-go-forward Macy’s stores in fiscal 2024, contributing to annual asset sale gains of $144 million, and asset monetization proceeds of $283 million, allowing us to reallocate capital and resources to the go-forward fleet.
●	Reinvigorated our brand portfolio with an emphasis on increasing variety, reducing redundancy, enhancing select private brands and adding more relevant national brands.
●	Optimized our digital site navigation and search engine capabilities and introduced a more competitive pricing algorithm, leading to a return to positive comparable sales in the 4th quarter.

MACY’S, INC. 2025 PROXY STATEMENT	53

COMPENSATION DISCUSSION AND ANALYSIS

●	Delivered record annual Net Promoter Scores, up 160 basis points versus fiscal 2023.

BLOOMINGDALE’S

●	Returned to positive annual comparable sales at Bloomingdale’s, including strongest fourth quarter comparable sales ever, up 6.5%.
●	Exclusive Wicked partnership garnered approximately 15 billion media impressions, three times higher than last year’s Holiday marketing.
●	The From Italy With Love storewide campaign in the Fall highlighted unique curation and DNA, resonating with customers.
●	Opened three new Bloomingdale’s stores during the year, including the first women’s-only Bloomie’s location, which has been well received.
●	Delivered record annual Net Promoter Scores, up 90 basis points versus fiscal 2023.

BLUEMERCURY

●	Achieved the 16th consecutive quarter and fourth consecutive year of positive comparable sales.
●	Celebrated the 25th anniversary with a revamped website and an updated store prototype.
●	Elevated service model and product mix curation to further establish Bluemercury as the authority in luxury skincare.
●	Opened 17 new locations and remodeled seven, updating roughly 15% of the store base.

2024 MACY’S, INC. FINANCIAL HIGHLIGHTS*

●	$22.3 billion in net sales
●	0.9% decrease in comparable sales on an owned-plus-licensed-plus-marketplace basis versus fiscal 2023
●	38.4% gross margin as a percent of net sales
●	$582 million in net income
●	$2.0 billion in Adjusted EBITDA
●	8.6% Adjusted EBITDA as a percent of total revenue
●	$2.64 Adjusted diluted earnings per share (EPS)
●	$1.3 billion of operating cash flow
●	$679 million of free cash flow generated, inclusive of $283 million of asset monetization proceeds, up 71% from last year.
●	$192 million cash dividends paid to shareholders
●	$1.3 billion of cash on balance sheet at the end of fiscal 2024

*Fiscal 2024 represents a 52-week period, while fiscal 2023 was a 53-week period. Comparable sales are on a 52-week basis for fiscal 2024 and fiscal 2023.

See Non-GAAP Metrics on page 69.

54

COMPENSATION DISCUSSION AND ANALYSIS

2024 Compensation Program Design Highlights

The 2024 executive compensation program was designed to align with our financial objectives and key priorities for the year, consistent with the focus areas outlined in our Bold New Chapter strategy and our continued emphasis on absolute and relative stock price appreciation. The program’s framework and goals reflect our commitment to a pay-for-performance compensation philosophy while accounting for the anticipated macroeconomic uncertainty and potential headwinds in 2024.

●	The incentive plans were designed to motivate and engage the organization and leadership with linkages to our strategy, business plan and financial performance.
●	Plan design focused on three key elements of Growth, Profit and Customer to support key business priorities, enhance customer experiences and promote strong financial performance.

The incentive plan designs reflected a focus on key 2024 business priorities.

●	Annual incentive plan metrics included a 70% weighting on financial goals, with total revenue and Adjusted EBITDA weighted 35% each, and a 30% weighting on a customer measure, Net Promoter Score (NPS).
●	The long-term incentive plan continued to consist of a mix of 50% PRSUs and 50% RSUs for all NEOs. The 2024 PRSU plan included two equally weighted metrics: rTSR, measured from 2024 through 2026, and a return to 3-year Adjusted EBITDA margin, with its 50% weighting allocated 20%, 15% and 15% to the 2024, 2025 and 2026 performance years, respectively. Targets for all metrics were set at the beginning of the three-year performance period.
●	The payout ranges in both the annual and long-term incentive plans were 25% – 200% of target, consistent with 2023 incentive design.

Our Results

2024 COMPENSATION OUTCOMES – MACY’S, INC.

2024 Annual Incentive Plan – 100.46% of target

●	Performance against each of the Adjusted EBITDA and total revenue metrics was between threshold and target levels
●	Performance against the NPS metric was between the target and maximum levels

2022 – 2024 Performance Share Plan – Payout at 36.06% of target

The performance period for the PRSUs granted in fiscal 2022 concluded at the end of fiscal 2024. The performance metrics for the PRSU plan were rTSR compared to the S&P Retail Select Index peer group and 2024 Digital Sales, weighted 60% and 40%, respectively. This plan featured an additional payout opportunity based on long-term comparable store sales.

●	Performance against each of the Digital Sales and comparable store sales metrics was below the threshold performance level, resulting in no payout with respect to such metrics.
●	Performance against the rTSR metric was between threshold and target performance levels.

MACY’S, INC. 2025 PROXY STATEMENT	55

COMPENSATION DISCUSSION AND ANALYSIS

Highlights of Our Executive Compensation Programs

Our compensation program objectives are to provide competitive and reasonable compensation opportunities through programs aligned with key business strategies and plans, foster a performance-based culture, and attract, motivate, reward and retain key executives. Balancing these primary program objectives helps ensure accountability to our shareholders.

For a discussion of our short- and long-term incentive programs, see page 57.

Pay for Performance Alignment

CEO COMPENSATION AND PAY FOR PERFORMANCE ALIGNMENT

2024 CEO Pay

Mr. Spring was appointed CEO and Chair–Elect at the beginning of fiscal 2024. The CMD Committee, with support from Semler Brossy, the compensation consultant to the CMD Committee, reviewed Mr. Spring’s compensation package. Following this review, the CMD Committee recommended, and the Board approved, a target total compensation package of $12,400,000, intended to position Mr. Spring’s compensation between the 25th percentile and median of peer CEOs based on data collected in December 2023.

●	With approximately 90% of Mr. Spring’s compensation “at risk”, realized compensation each year is largely dependent on performance results and/or changes in the stock price.
●	Mr. Spring’s realized 2024 compensation was $5,762,386
●	This realized pay is consistent with target performance in the 2024 STI plan and below target performance in the 2022 – 2024 PRSU plan.

Realized equity compensation is calculated based on the value of the PRSUs earned (excluding dividend equivalents) for the 2022 – 2024 plan that concluded in fiscal 2024, the RSUs at the time of vesting and, if applicable, the realized value of stock options upon exercise.

CEO Target vs. Realized Compensation

COMPENSATION MIX: FOCUS ON AT RISK PAY AND BALANCE OF SHORT- AND LONG-TERM INCENTIVES

Within our primary pay elements of base salary, performance-based annual incentive and long-term incentives, we emphasize at risk pay over fixed pay with at least 70% of our NEOs’ target direct compensation linked to a variety of metrics, including pre-determined performance objectives (financial and strategic) and/or stock price performance. The program also balances the importance of achievement of short-term and long-term objectives.

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COMPENSATION DISCUSSION AND ANALYSIS

SHAREHOLDER ENGAGEMENT AND SUPPORT FOR OUR COMPENSATION PROGRAM

At the 2024 Annual Meeting of Shareholders, approximately 91.9% of the votes cast approved our “say-on-pay” proposal in support of our named executive officer compensation. Shareholder support of our executive compensation programs has averaged 93.4% over the last ten years.

2022	2023	2024
91.7%	96.4%	91.9%

During our off-season shareholder outreach in Fall 2024, shareholders generally expressed alignment with our compensation programs. The CMD Committee believes the feedback received during these sessions, together with our vote results, reflect general support of our NEO compensation program. The CMD Committee did not make any changes to such program in fiscal 2024 that were specifically driven by the say-on-pay vote.

2024 Short-Term and Long-Term Incentive Programs

The designs of the 2024 programs support the achievement of the Bold New Chapter strategy and include key financial measures and a focus on the customer, while reflecting continued uncertainty in the macro environment at the time plans were set.

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COMPENSATION DISCUSSION AND ANALYSIS

Key Features of the 2024 Incentive Program

PROGRAM	PERFORMANCE	METRIC WEIGHT	RATIONALE
Short-Term Incentive Plan (STI)	● Total Revenue ● Adjusted EBITDA ● Omni net Promoter Score (NPS)	35% 35% 30%
●
Total revenue and Adjusted EBITDA: key financial metrics that measure top and bottom-line performance
–
Total revenue is a key indicator of performance across all sales channels, inclusive of comparable sales performance and is aligned with our key business priorities
–
Adjusted EBITDA is also a key indicator of performance across all sales channels and reflects our focus on profitable sales and overall productivity, including disciplined inventory management and effective cost management
●
Omni NPS galvanizes our colleagues around the customer and places emphasis on service and experience across all channels and brands
●
Consistent metric weighting is used for Bloomingdale’s CEO but with additional line of sight into brand performance: 71% of financial goals and 100% of NPS goals are allocated to brand results, with the remaining portion focused on Macy’s, Inc. financial results.

Long-Term Incentive Plan (LTI)

Mix of PRSUs and time-based RSUs, allocation equally weighted, 50% each:

PRSU performance metrics:

●
rTSR for 2024 – 2026 compared to the S&P Retail Select Industry Index Peer Group
●
3-year Adjusted EBITDA Margin (2024 – 2026)
50% 50%
●
50% split maintains a high-performance focus
●
rTSR focuses on long-term shareholder value and accountability for performance relative to the broader retail sector
●
Adjusted EBITDA margin focuses on a key bottom-line financial metric, which reflects our focus on profitable sales and operating efficiency

58

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Practices

We align executive compensation with the interests of our shareholders	Page
● Focus on performance-based compensation	55
● Align compensation with performance	55
● Conduct an annual risk assessment of executive compensation program	26
● Maintain robust stock ownership guidelines for executive officers	67

Our executive compensation program is designed to encourage balanced decision making and to avoid excessive risk taking
● Incentive plans use multiple metrics	60
● Measure performance against both annual and multi-year periods	60
● Set performance goals at levels high enough to encourage strong performance, but within reasonably attainable parameters to discourage excessive risk taking	26
● Cap performance-based compensation payouts	62

We adhere to executive compensation best practices
● Provide modest perquisites with reasonable business rationale	63
● Conduct annual say-on-pay vote	47
● Constitute the CMD Committee with only independent directors	28
● Include a relative total shareholder return (TSR) metric for PRSUs and limit payouts to target level if absolute TSR is negative over the measurement period	62
● Provide for recoupment of cash and equity incentive compensation in certain circumstances	66
● Prohibit hedging and pledging transactions by directors and executive officers	67
● Utilize a compensation consultant independent of management	65
● Provide a reasonable post-employment change-in-control plan	78
● Equity awards are subject to “double-trigger” vesting in the event of a change-in-control	63

What We Don’t Do

● Do not provide excise tax gross-ups upon a change-in-control	N/A
● Do not provide individual employment contracts	N/A
● Do not reprice or buyout for cash underwater stock options without shareholder approval	N/A
● Do not provide individual change-in-control agreements	79

MACY’S, INC. 2025 PROXY STATEMENT	59

COMPENSATION DISCUSSION AND ANALYSIS

The Key Elements of Executive Compensation

The compensation program for our NEOs consists primarily of the components outlined in the following table.

COMPONENT	OBJECTIVE
Base Salary	Market-competitive pay necessary to attract and retain high-quality talent. Pay reflective of role, responsibilities, individual performance, and experience.
Short-Term Incentive Awards	Cash awards that vary based on performance; designed to align incentives with business strategy and operating performance over short-term (generally one year or less) financial and strategic targets.
Long-Term Incentive Awards	Reward long-term performance and align management with our shareholders.
Benefits	Assist in attracting and retaining our leaders.

2024 Compensation Actions

CHAIRMAN AND CEO

As previously disclosed, the CMD Committee with support from Semler Brossy determined Mr. Spring’s compensation package when he was appointed CEO and Chair-Elect in February 2024. When determining his compensation package, the CMD Committee considered market data for the Company’s peer group as well as competitive practice with respect to positioning of compensation for internally promoted first-time CEOs. Following this review, the CMD Committee recommended and the Board approved a target total compensation package of $12,400,000, consisting of:

●	$1,300,000 base salary
●	Target annual incentive of 200% of base salary
●	Target annual long-term incentive value of $8,500,000, in a combination of equally weighted PRSUs and RSUs.

Additionally, the CMD Committee recommended and the Board approved a one-time $4,000,000 special promotional equity award, in a combination of PRSUs and RSUs, weighted 75% and 25%, respectively. The CMD Committee believes the design of this award helps ensure a long-term outlook by incorporating a 5-year vesting period, which exceeds the vesting periods in our long-term incentive program. Outperformance is further incentivized by linking the majority of the award to key business results as well as capping the maximum payout at target. Additionally, in the event of termination prior to vesting for reasons other than death or disability or as related to a change in control, the award is forfeited.

●	The PRSU component (75%) of the award will vest at the end of the five-year performance period based on achievement of a pre-determined Adjusted Diluted Earnings Per Share (EPS) goal, subject to attainment with respect to a pre-determined sales Compounded Annual Growth Rate threshold. Based on performance, the payout earned is from 0% – 100% of target.
●	The RSU component (25%) of the award vests 100% on the fifth anniversary of the grant date.

There were no additional compensation changes when Mr. Spring was appointed Chairman in April 2024 and no compensation changes for other NEOs.

2024 BASE SALARY

We provide base salaries to our NEOs to deliver a fixed component of compensation that reflects the scope and complexity of each NEO’s role. Base salaries are intended to aid in the Company’s ability to attract and retain critical executive officers and are reviewed against comparable positions in the market. Other than Mr. Spring’s base salary increase in connection with his appointment as CEO and Chair-Elect in February 2024, there were no increases in the base salaries of the NEOs for 2024.

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COMPENSATION DISCUSSION AND ANALYSIS

NAME	FY 2023 SALARY RATE	FY 2024 SALARY RATE
Spring	$1,000,000	$1,300,000
Mitchell	$950,000	$950,000
Kirgan	$850,000	$850,000
Preston	$775,000	$775,000
Bron (1)	$-	$775,000
(1)	Mr. Bron became an executive officer in 2024.

2024 ANNUAL INCENTIVE PLAN

The NEOs participate in our annual incentive plan under the Senior Executive Incentive Compensation Plan. The annual incentive plan aligns executive compensation with our business strategy and operating performance over short-term (generally one year or less) financial and strategic targets.

Annual Incentive Opportunity as a Percent of Base Salary. Target annual incentive award opportunities are expressed as a percent of year-end base salary. Actual awards earned are dependent on performance relative to the pre-determined goals, as shown in the chart below (and such alternative or additional factors as the CMD Committee deems appropriate).

	THRESHOLD	TARGET	MAXIMUM
NAME	(25% OF TARGET)	(AS % OF BASE SALARY)	(200% OF TARGET)
Spring	50.00%	200%	400%
Mitchell	33.75%	135%	270%
Kirgan	25.00%	100%	200%
Preston	18.75%	75%	150%
Bron	18.75%	75%	150%

Annual Incentive Performance Measures. As shown below, the Committee approved threshold, target and maximum performance levels for each of the performance measures and the payout opportunity for the annual incentive plan.

The weightage of the performance measures is 35% Total Revenue, 35% Adjusted EBITDA and 30% Omni Net Promoter Score and a portion of Mr. Bron’s incentive is allocated to Bloomingdale’s performance measures.

Annual Incentive Goal Setting and Performance Results. In determining the annual incentive awards for 2024, the CMD Committee assessed performance against the pre-established targets shown in the table below. The performance target zones were set considering the annual business plan and external guidance – which reflect our business strategy and expectations set for shareholders. The targets reflect a rigorous planning process with appropriate consideration of the Company’s new strategy, A Bold New Chapter, which was introduced in February 2024 and our long-term ambitions to return

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COMPENSATION DISCUSSION AND ANALYSIS

to sustainable profitable growth. When we entered 2024, we deemed it a transition and investment year in light of it being the initial year of the strategy’s implementation and execution.

Dollar amounts are shown in millions. NPS results are compared to the prior year and reflect all-time high performance for both brands. Bloomingdale’s financial performance targets, which are not disclosed because they involve competitively sensitive confidential commercial or financial information, were set at levels necessary to deliver our consolidated performance targets and determined to be challenging at the time set.

The annual incentive earned was 108.83% and 100.46% for Mr. Bron and all other NEOs, respectively. The payout amounts for each NEO are shown in the 2024 Summary Compensation Table.

2024 LONG-TERM INCENTIVE PLAN

The annual core equity awards to NEOs consist of PRSUs and RSUs, equally weighted. The 2024 PRSU plan has two equally weighted metrics:

●	rTSR, measured from 2024 through 2026 and using the S&P Retail Select Index as the peer group
●	Adjusted EBITDA margin, which returned to a 3-year measure with its 50% weighting allocated 20%, 15% and 15% to the 2024, 2025 and 2026 performance years, respectively. Targets for all years were established at the beginning of the 3-year performance period.

●	PRSUs granted in fiscal 2024 vest, if earned, following the end of fiscal 2026 based on achievement of performance targets.
●	The PRSU grant continues to include a negative TSR cap and a maximum value cap applicable to the rTSR metric, as well as requiring above median rTSR performance to earn a target level award.
–	If Macy’s absolute TSR over the performance period is negative, any payout earned is capped at target.
–

Regardless of Macy’s performance relative to peers or stock price growth, the maximum payout amount for the rTSR metric is capped at 400% of the target grant date value, attributable to both performance and stock price appreciation.

–	To earn a target level award, rTSR performance is required to be at the 55th percentile of the peer group.
●	The RSUs vest ratably over a four-year period beginning on the first anniversary of the grant date. The CMD Committee determines the number of PRSUs and RSUs required to deliver the targeted award value by dividing the target dollar award value by the closing price of Macy’s common stock on the grant date.

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COMPENSATION DISCUSSION AND ANALYSIS

The target number of PRSUs and the number of RSUs granted to each NEO are shown in the 2024 Grants of Plan-Based Awards table.

Fiscal 2022 PRSU Grant

The performance period for the PRSUs granted in fiscal 2022 concluded as of the end of fiscal 2024. The metrics in the plan were rTSR and 2024 Digital Sales, weighted 60% and 40%, respectively. The payout of 36.06% of target reflects the Digital Sales metric below threshold resulting in no payout, and achievement of the rTSR metric at the 41.7th percentile which is between threshold and target. This plan also featured a payout opportunity based on long-term comparable store sales and no payout was earned for this metric as threshold performance was not achieved.

Benefits

Retirement and Deferred Compensation Plans. The NEOs participate in our broad-based 401(k) retirement investment plan. The NEOs also participate in a non-qualified deferred compensation plan with features similar to those in the 401(k) plan. Prior to 2014, executives were provided with a supplementary executive retirement plan and a cash balance pension plan. These two defined benefit plans were discontinued in 2013, and the NEOs no longer accrue new benefits under the plans. See beginning on page 75 for more information on these plans.

Perquisites. We provide limited perquisites including business club and professional memberships and, for our CEO, a car and driver for security reasons and limited personal use of the Company aircraft. See page 71 for more information.

Severance and Change-in-Control. We maintain executive severance plans and a change-in-control plan covering our NEOs. Our deferred compensation programs provide accelerated benefits in the event of a change-in-control. All equity awards are subject to “double-trigger” vesting in the event of a change-in-control. See beginning on page 78 for more information.

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COMPENSATION DISCUSSION AND ANALYSIS

How We Determine Executive Compensation

We use a collaborative process in making executive compensation decisions.

RESPONSIBLE PARTY	PRIMARY ROLES AND RESPONSIBILITIES

CMD Committee
●
Administers executive compensation program for senior executives
●
Oversees annual and long-term incentive plans, as well as benefits and policies
●
Ensures appropriate succession plans in place for CEO and other key executive positions
●
Emphasizes pay-for-performance linkage of executive compensation program and helps ensure programs are competitive
●
When making compensation program decisions, considers:

–our compensation philosophy

–our financial and operating performance and total shareholder return

–general compensation policies and practices for our colleagues

–practices and executive compensation levels within the market

Compensation Consultant
●
Attends CMD Committee meetings at request of CMD Committee, meets with CMD Committee in executive session without management, and communicates with CMD Committee chair regarding emerging issues and other matters
●
Reviews and provides advice relating to:

–

design of annual and long-term incentive plans, including degree to which incentive plans support business strategies and balance risk-taking with potential reward

–

selection of performance metrics

–

peer group/market pay and performance comparisons

–

competitiveness of key executives’ compensation

–

changes to NEOs’ compensation levels

–

design of other compensation and benefits programs

–

preparation of public filings related to executive compensation, including CD&A and accompanying tables and footnotes

Management (CEO and Human Resources Executives)
●
CMD Committee seeks input from CEO and human resources, legal and finance executives to develop and design various compensation programs to support the goals and objectives of the programs
●
Human resources department uses various survey firms and data sources to provide calculations, peer group and general market data used by management in compensation-related analyses
●
At the beginning of each fiscal year, CEO meets with direct reports, including other NEOs, to set individual performance objectives for the year which include achieving key financial and business goals. Following fiscal year end, CEO reviews performance of each direct report against Company and individual performance objectives and individual’s contributions to Company performance
●
CEO takes part in CMD Committee discussions of compensation involving direct reports, provides input on individual performance and provides recommendations on compensation levels
●
Human resources executives, with assistance of Semler Brossy, provide CMD Committee with data, analyses and other information in considering CEO compensation recommendations for direct reports
●
CEO does not participate in portions of the CMD Committee or Board meetings during which his compensation is discussed

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COMPENSATION DISCUSSION AND ANALYSIS

Independent Compensation Consultant

The CMD Committee has retained Semler Brossy as the CMD Committee’s independent compensation consultant to provide counsel on various compensation related matters including:

●	compensation program design;
●	peer group identification and competitive market assessment;
●	market insights and trends in executive compensation;
●	management’s proposed levels of compensation; and
●	governance and regulatory trends.

Semler Brossy provides no services to the Company other than those provided directly to, or on behalf of, the CMD Committee, and with respect to director compensation, to, or on behalf of, the NCG Committee. The CMD Committee has assessed the independence of Semler Brossy pursuant to the NYSE listing standards and SEC rules and is not aware of any conflict of interest raised by Semler Brossy’s work that would prevent Semler Brossy from providing independent advice to the CMD Committee.

How We Set Executive Compensation

Timing

Generally, the CMD Committee reviews NEO base salaries, annual incentive awards and equity awards at its March meeting. At that time, financial and other performance results for the prior fiscal year are available and Company performance against applicable targets is measured.

Market Data Serves as One Point of Reference

Semler Brossy provides the CMD Committee with a competitive assessment for each pay element, target total direct compensation and overall compensation mix in December. The market data is sourced from a combination of peer company public filings, peer company data cuts from published compensation surveys and survey data from a broader sample of retail companies. Market data is one of several factors considered in determining compensation levels and packages for NEOs, and actual positioning of target compensation may be above or below the median based on company revenue size, executive’s experience, unique skill set, scope of responsibilities, supply and demand of critical talent in the market, tenure and other factors.

Compensation Peer Group

The CMD Committee references comparative compensation data of a peer group of publicly traded retail companies to inform itself of the competitiveness of compensation and program design and believes the data provides directional context for compensation decisions. The CMD Committee recognizes that due to factors unique to Macy’s, including business model and strategies, scope and complexity of jobs, and specific talent needs, as well as executive changes within the peer group and year-over-year changes in survey data, there is an imperfect comparability of NEO positions among companies. Thus, the CMD Committee does not benchmark or target any specific position for compensation components based on peer group data.

In August 2024 Semler Brossy completed a peer group review to confirm the appropriateness of the current peers. The methodology to complete this review included a review of industry, size and business model to ensure the resulting group was generally representative of the Company’s business model, balanced larger and smaller companies and included a sufficient number of companies. Following the review, Semler Brossy recommended no changes to the peer group.

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COMPENSATION DISCUSSION AND ANALYSIS

The CMD Committee concurred with this recommendation. Therefore, the peer group was unchanged and the 2024 Peer Group Companies are shown below.

2024 PEER GROUP COMPANIES
Best Buy Co., Inc.
Burlington Stores, Inc.
Dick’s Sporting Goods, Inc.
Dillard’s Inc.
Dollar Tree, Inc.
Foot Locker, Inc.
Gap Inc.
Kohl’s Corporation
Lowes Companies, Inc.
Nordstrom, Inc.
Ross Stores, Inc.
Target Corporation
TJX Companies, Inc.
Ulta Beauty, Inc.
Williams-Sonoma, Inc.

The peer group for 2024 consists of 15 companies. Semler Brossy reviewed the peer group and determined Macy’s last twelve month’s revenue and EBITDA were positioned between median and the 75th percentile and market capitalization near the 25th percentile as of June 2024. The peer group prioritizes apparel-focused department stores and companies with a similar business profile to Macy’s as well as several retailers with a significant portion of revenue through online sales.

Executive Compensation Governance

Clawback Policy

In 2023 our Board adopted a clawback policy applicable to executive officers as required by NYSE listing standards and Section 10D of the Exchange Act. The policy requires the Company to recover incentive-based compensation erroneously received by current or former executive officers during the three completed fiscal years immediately preceding the year in which the company is required to prepare an accounting restatement due to material non-compliance with a financial reporting requirement under the securities laws. The clawback applies to “incentive-based compensation” that is granted, earned or vested based on attainment of any financial reporting measures. The amount to be recovered is equal to the excess of the incentive-based compensation actually paid during the applicable period over the amount that would have been received based on the restated financial measure (calculated on a pre-tax basis). If the compensation is based on stock price or total shareholder return where the amount is not subject to direct mathematical recalculation, the amount must be based on a reasonable estimate of the effect of the restatement on stock price or TSR. We are not required to claw back amounts in limited circumstances where the CMD Committee has made a determination that recovery would be impracticable and certain other conditions under the clawback policy have been met. Operation of the mandatory accounting restatement provisions of the clawback policy is subject to a brief phase-in process during the first few years after its effectiveness.

In addition, the CMD Committee has the discretion to require a participant in the annual incentive plan or in the long-term incentive compensation program to repay income derived from annual incentives, PRSUs, RSUs and stock options in the event of a restatement of our financial results (including, for example, where not covered by the clawback policy described above). This repayment would occur within three years after any such payment to correct a material error that is determined by the CMD Committee to be the result of executive fraud or intentional misconduct.

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COMPENSATION DISCUSSION AND ANALYSIS

Stock Ownership Guidelines

Our Board has established stock ownership guidelines for certain corporate officers of Macy’s, including the NEOs.

Executives are expected to comply with the current guidelines by the first business day in May following the five-year anniversary of the date as of which the executive first becomes covered under his/her current or new ownership guideline. Conversely, if newly hired or promoted, compliance is expected when he/she first becomes eligible to receive a payout of PRSUs and/or RSUs under our long-term incentive plan.

Executives who are below their ownership guideline at their guideline requirement date must retain 50% of all shares acquired on vesting or exercise of equity awards (net of exercise costs and taxes) until the guideline is met in order to be in compliance with the stock ownership policy.

Position	Ownership Guidelines

Chairman and Chief Executive Officer	• • • • • •	6x base salary
Chief Operating Officer/Chief Financial Officer Chief Human Resources and Corporate Affairs Officer	• • •	3x base salary
Chief Legal Officer CEO, Bloomingdale’s	• •	2x base salary

Shares counted toward the ownership guideline consist of:

●	Macy’s stock beneficially owned (directly or indirectly) by the executive or owned jointly with any immediate family member of the executive
●	Any stock credits or other stock units credited to an executive’s account through deferrals under our deferred compensation program or otherwise
●	Time-based restricted stock or RSUs granted to executives, whether or not vested
●	The executive’s proportionate share of the Macy’s stock fund under our 401(k) Plan

Macy’s common stock subject to unvested or unexercised stock options, and performance-based restricted stock or stock units during the performance period, do not count toward the ownership guideline.

Once a determination is made that the required ownership guideline value has been met, a subsequent decrease in share price will not affect that determination, provided there is no subsequent sale of the total number of shares relied on to meet the guideline value unless, and only to the extent, the then current market value of such total number of shares exceeds the required ownership guideline.

Stock ownership is measured as of the first business day in May of each fiscal year. As of the most recent measurement date, each NEO was in compliance with the ownership guidelines of the policy.

Anti-Hedging/Anti-Pledging Policy

Directors, executive officers and participants in our long-term incentive plan are prohibited from engaging in transactions designed to hedge against the economic risks associated with an investment in our common stock or pledging our common stock in lending transactions. Set forth below is a summary of Macy’s Anti-Hedging/Anti-Pledging policy.

Macy’s considers it inappropriate for any director, executive officer or participant in the Company’s long-term incentive plan to engage in any transaction in which they may profit from short-term speculative swings in the value of Macy’s securities or pledge Macy’s stock in lending transactions. Therefore, as a matter of Company policy, these individuals may not engage in:

●	the purchase or sale of “put” and “call” options (publicly available rights to sell or buy Macy’s securities within a certain period of time at a specified price or the like);
●	“short sales” (selling borrowed securities which the seller hopes can be purchased at a lower price in the future);

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COMPENSATION DISCUSSION AND ANALYSIS

●	“short selling against the box” (selling owned but not delivered securities);
●	the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Macy’s securities granted to the individual as compensation or held, directly or indirectly, by the individual; and
●	pledging Macy’s securities as collateral for a loan, including, without limitation, in a margin account.

Furthermore, Section 16(c) of the Exchange Act prohibits short sales and short sales against the box of Macy’s securities by the Company’s directors and executive officers. The prohibitions listed above do not apply to the exercise of stock options granted as part of a Company incentive plan.

Timing of Equity Awards

The CMD Committee typically approves annual equity-based awards at its annual March meeting. The March meeting occurs after annual financial results are available — at least three weeks after we release our fiscal year-end earnings. The CMD Committee may approve equity-based grants on other dates for purposes such as newly hired executives, executives promoted into positions eligible for such grants, or to retain executives important to the Company. The Company determines a specific calendar of trading blackout dates each year, and equity-based awards are generally not granted on any of the designated trading blackout dates or at other times when there is undisclosed material nonpublic information. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Equity-based awards consist of time-based restricted stock units and performance-based restricted stock units. The Company has not granted stock options since 2019.

Tax Considerations

In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of compensation that we may deduct in any one year with respect to certain of our current and former executive officers.

The CMD Committee focuses on designing and maintaining executive compensation arrangements that we believe will attract and retain the executive talent we need to compete successfully even if in certain cases such compensation is not deductible for federal income tax purposes.

Accounting

We record salaries and performance-based cash incentives in our financial statements as expense in the amount paid, or to be paid, to the NEOs.

Accounting rules also require us to record an expense in our financial statements for equity-based awards, even though equity awards are not paid as cash to the NEOs.

We expense all equity-based awards in accordance with FASB Accounting Standards Codification (ASC) Topic 718 (ASC Topic 718), Compensation-Stock Compensation. In evaluating the design of our variable incentive plans, the CMD Committee considers the accounting costs attributable to alternative approaches to help ensure that financial efficiency is maximized.

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COMPENSATION DISCUSSION AND ANALYSIS

Non-GAAP Metrics

Macy’s reports its financial performance in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP financial measures provide users of the Company’s financial information with additional useful information in evaluating operating performance, and we have included certain non-GAAP measures as performance metrics in our incentive plans.

We use 1) total revenue and Adjusted EBITDA metrics in our annual incentive plan, 2) Digital Sales and Adjusted EBITDA margin as metrics in our PRSU program and 3) Adjusted diluted earnings per share (EPS) and Compounded Annual Growth Rate in the special PRSU award granted to Mr. Spring in fiscal 2024 in connection with his appointment as CEO. Digital Sales is calculated on an owned plus licensed plus marketplace basis and includes sales from departments licensed to third parties and marketplace, which are not included in sales calculated in conformity with GAAP (on an owned basis). Adjusted EBITDA excludes impairment charges, restructuring charges, store closing costs, acquisitions and dispositions of business operations, unreserved tax assessments and other items. Adjusted Diluted EPS is calculated by dividing adjusted net income by the weighted average diluted shares outstanding. Compounded Annual Growth Rate is defined as the 2024-2028 CAGR for the go-forward owned plus licensed plus marketplace sales.

Reconciliations to the most directly comparable GAAP measures for Changes in Comparable Sales on an Owned-Plus-Licensed-Plus -Marketplace Basis, Adjusted EBITDA, Adjusted Diluted EPS and other information concerning non-GAAP financial measures are provided on page 29 of Macy’s Annual Report on Form 10-K under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Important Information Regarding Non-GAAP Financial Measures.”

MACY’S, INC. 2025 PROXY STATEMENT	69

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

Compensation of the Named Executive Officers for 2024

The following table summarizes the compensation of the individuals that served as our principal executive officer and principal financial officer during fiscal 2024 and our three other most highly-compensated executive officers who were serving as executive officers at the end of fiscal 2024, collectively referred to as the “Named Executives” or the “NEOs.”

2024 Summary Compensation Table

							CHANGE IN
							PENSION
							VALUE AND
						NON-EQUITY	NONQUALIFIED
						INCENTIVE	DEFERRED
				STOCK	OPTION	PLAN	COMPENSATION	ALL OTHER
NAME AND		SALARY	BONUS	AWARDS(1)	AWARDS	COMPENSATION(2)	EARNINGS(3)	COMPENSATION(4)	TOTAL
PRINCIPAL POSITION	YEAR	($)	($)	($)	($)	($)	($)	($)	($)
Tony Spring	2024	1,300,000	-	12,341,595	-	2,611,960	104,391	94,162	16,452,108
Chairman and Chief	2023	975,000	-	3,871,353	-	781,091	100,572	49,943	5,777,959
Executive Officer	2022	850,000	-	1,764,721	-	464,440	-	74,375	3,153,536
Adrian V. Mitchell	2024	950,000	-	3,238,496	-	1,288,400	-	23,127	5,500,023
Chief Operating Officer	2023	933,333	-	6,193,837	-	742,036	-	18,197	7,887,403
and Chief Financial Officer	2022	837,500	-	1,764,721	-	464,440	-	20,417	3,087,078
Danielle L. Kirgan	2024	850,000	-	1,766,438	-	853,910	-	18,320	3,488,668
Chief Human Resources	2023	850,000	-	1,742,077	-	513,995	-	17,822	3,123,894
and Corporate Affairs	2022	850,000	-	1,764,721	-	464,440	-	20,500	3,099,661
Officer
Tracy M. Preston	2024	775,000	-	1,177,639	-	583,924	-	128,791	2,665,354
Chief Legal Officer	2023	49,905	840,000	629,985	-	-	-	10,202	1,530,092
Olivier Bron	2024	775,000	-	1,177,639	-	632,574	-	4,521	2,589,734
Chief Executive Officer,
Bloomingdale's
(1)	The amounts in this column for fiscal 2024 include the grant date fair value, calculated in accordance with ASC Topic 718, for PRSUs and RSUs granted in fiscal 2024:
●	The grant date fair values for regular annual PRSUs awarded were determined by using the weighted average grant date price of approximately $19.25 per share, assuming the “target” number of units is earned. The weighted average grant date price was calculated as follows: (i) $18.50 per share for the portion of the grant subject to an rTSR metric, by using a Monte Carlo simulation analysis, and (ii) $19.99 per share for the portion of the grant subject to 2024 Adjusted EBITDA Margin, by using the grant date closing price for the common stock. Assuming the “maximum” number of units is earned, the grant date fair value amounts for the PRSUs would be $8,183,205 for Mr. Spring, $3,177,003 for Mr. Mitchell, $1,732,897 for Ms. Kirgan and $1,155,277 for Ms. Preston and Mr. Bron. Mr. Spring’s special promotional PRSUs had a grant date fair value of $19.99 per share and target represents the maximum number of units that can be earned.
●	RSUs were awarded at a grant date fair value of $19.99 per share, except that the RSUs granted to Ms. Preston on February 29, 2024 had a grant date value of $17.44 per share. See 2024 Grants of Plan-Based Awards for number of shares and value of time-based RSU awarded in fiscal 2024.
(2)	Amounts in this column for 2023 include erroneously awarded compensation subject to recovery under the Company’s Compensation Clawback Policy as a result of revisions to correct an error to previously issued financial statements. See “Recovery of Erroneously Awarded Compensation.”
(3)	We did not pay above-market interest under our executive deferred compensation plan in 2024. The amounts reflected for fiscal 2024 in this column represent the change in the actuarial present value of accumulated pension benefits under our cash balance pension plan (CAPP) and supplementary executive retirement plan (SERP) in fiscal 2024. No Named Executive accrues additional benefits under the CAPP or SERP because benefits are frozen. The assumptions used in determining the present value of benefits are the same assumptions used for financial reporting purposes. The present value of benefits was determined using a PBO effective discount rate of 5.52% for the CAPP and 5.54% for the SERP. For both the CAPP and SERP, base mortality rates are Pri-2012 White Collar mortality table projected forward to the measurement date using MP-2021. Mortality is projected generationally from the measurement date using scale MP-2021 for both the CAPP and SERP. Scale MP-2021 defines how future mortality improvements are incorporated into the projected mortality table and is based on a blend of Social Security experience and the long-term assumption for mortality improvement rates by the Society of Actuaries’ Retirement Plans Experience Committee. The assumed retirement age used for these calculations was the normal retirement age of 65, as defined by the plans, and each Named Executive was assumed to retire at the normal retirement age. Because pension benefits are frozen, year-over-year changes in pension value are generally driven by changes in valuation assumptions as well as aging toward assumed retirement age.

70

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

(4)	Amounts included in “All Other Compensation” for fiscal 2024 consist of Company benefit plan contributions and the incremental cost to Macy’s of the following perquisites made available to the Named Executives:

			DCP	401(k)
	AIRCRAFT	CAR	MATCHING	MATCHING
	USAGE(a)	PROGRAMS(b)	CONTRIBUTION(c)	CONTRIBUTION	OTHER(d)	TOTAL
NAME	($)	($)	($)	($)	($)	($)
Spring	14,981	5,998	55,968	12,075	5,140	94,162
Mitchell	-	-	11,052	12,075	-	23,127
Kirgan	-	-	6,245	12,075	-	18,320
Preston	-	-	-	-	128,791	128,791
Bron	-	-	-	4,521	-	4,521
(a)	The CEO is the only Named Executive who is permitted to make personal use of Company aircraft. The amount shown for aircraft usage is calculated based on the cost of fuel and other variable costs associated with the particular personal flights. Spouse and/or other guests may accompany the CEO on some flights, but there are no additional incremental costs associated with their travel on those flights. The CEO is required to reimburse the Company to the extent that the calculated incremental costs associated with his personal usage of Company aircraft in a fiscal year exceed $75,000 in the aggregate. For purposes of calculating the incremental costs associated with personal usage of Company aircraft:
●	Flights were deemed business or personal based on the purpose of the flight.
●	If a trip was deemed personal, ferry flights, if any, were included as personal.
●	If a trip included both business and personal destinations, we included as personal the excess, if any, of the aggregate expenses for the trip over the costs of flying to and from the originating airport to the business destination or destinations.
(b)	The amount shown reflects the costs relating to personal use by the CEO of a dedicated car and driver that the Company makes available to him for safety reasons pursuant to the recommendation of a third-party security study. The incremental cost calculation for personal use of the car and driver includes driver overtime, fuel, tolls, driver public transportation and rental car use, maintenance and other incidental costs incurred in connection with such personal use.
(c)	The amounts shown reflect Company matching contributions on salary and/or annual incentive awards deferred under the Company’s Deferred Compensation Plan (DCP). Such deferred amounts are matched in the same manner and at comparable rates as under the Company’s 401(k) Plan.
(d)	The amounts in this column include (i) for Mr. Spring residential security system ($4,087) and system monitoring ($1,053) and (ii) for Ms. Preston relocation expenses ($64,164) and tax gross ups ($64,627).

Plan-Based Awards

The following table sets forth certain information regarding the annual incentive plan and equity awards granted during fiscal 2024 to each of the Named Executives.

2024 Grants of Plan-Based Awards

									ALL OTHER	GRANT
									STOCK	DATE FAIR
						ESTIMATED FUTURE PAYOUTS			AWARDS;	VALUE
			ESTIMATED POSSIBLE PAYOUTS			UNDER EQUITY INCENTIVE			NUMBER OF	OF STOCK
			UNDER NON-EQUITY INCENTIVE			PLAN			SHARES OF	AND
			PLAN AWARDS			AWARDS			STOCK OR	OPTION
			THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM	UNITS	AWARDS
NAME	AWARD TYPE	GRANT DATE	($)	($)	($)(1)	(#)	(#)(2)	(#)	(#)	($)(3)
Spring	Annual Incentive		650,000	2,600,000	5,200,000
	PRSUs	3/28/2024					212,606			4,091,602
	PRSUs	3/28/2024					150,075			2,999,999
	RSUs	3/28/2024							212,606	4,249,994
	RSUs	3/28/2024							50,025	1,000,000
Mitchell	Annual Incentive		320,625	1,282,500	2,565,000
	PRSUs	3/28/2024					82,541			1,588,502
	RSUs	3/28/2024							82,541	1,649,995
Kirgan	Annual Incentive		212,500	850,000	1,700,000
	PRSUs	3/28/2024					45,022			866,448
	RSUs	3/28/2024							45,022	899,990
Preston	Annual Incentive		145,313	581,250	1,162,500
	PRSUs	3/28/2024					30,015			577,639
	RSUs	3/28/2024							30,015	600,000
	RSUs	2/29/2024							36,123	629,985
Bron	Annual Incentive		145,313	581,250	1,162,500
	PRSUs	3/28/2024					30,015			577,639
	RSUs	3/28/2024							30,015	600,000
(1)	The Named Executives are eligible for an annual cash incentive award under our incentive program, which award is deemed a “non-equity incentive plan” under SEC rules. Under the annual cash incentive awards, the maximum award a Named Executive may receive for fiscal 2024 is the Incentive Plan’s per-person maximum of $7 million. The CMD Committee may exercise negative discretion to reduce the maximum awards based on the annual incentive award opportunity established for each Named Executive. For a more detailed discussion of the annual cash incentive awards, see the “Annual Incentive Plan” discussion in “Compensation Discussion and Analysis — The Key Elements of Executive Compensation.”

MACY’S, INC. 2025 PROXY STATEMENT	71

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

(2)	The Named Executives received a grant of PRSUs on March 28, 2024. The PRSUs generally vest at the conclusion of the approximate three-year vesting period ending on January 30, 2027. The number of PRSUs earned may range from 0% to 200% of the Target award opportunity based on performance against rTSR and 2024, 2025 and 2026 Adjusted EBITDA margin goals. PRSUs that are earned will be paid out as shares of Macy’s common stock. Dividends, if any, paid on the Company’s common stock will be credited to the Named Executives’ PRSU accounts as additional restricted stock units and will be paid out as shares of Macy’s common stock at the end of the vesting period to the extent the underlying PRSUs to which the dividends relate are earned. See the “Long-Term Incentive Plan” discussion in “Compensation Discussion and Analysis.” Mr. Spring received a promotional grant of PRSUs on March 28, 2024 (which is reflected in the second “PRSUs” row for Mr. Spring in the table above). These promotional PRSUs vest at the conclusion of the approximate five-year vesting period ending on February 3, 2029. The number of PRSUs earned may range from 0% - 100% of the Target award opportunity based on performance against the Adjusted Diluted Earnings Per Share (EPS) goal, subject to attainment of a sales Compounded Annual Growth Rate threshold. Dividends can be earned as previously described. See “2024 Compensation Actions – Chairman and CEO” for further information.
(3)	PRSUs granted on March 28, 2024 were valued by using a weighted grant date price for our common stock of approximately $19.25 per share, assuming the “target” number of units is earned. The weighted average grant date price was calculated as follows: (i) $18.50 per share for the portion of the grant subject to a rTSR metric, by using a Monte Carlo simulation analysis, and (ii) $19.99 per share for the portion of the grant subject to 2024 Adjusted EBITDA margin, by using the grant date closing price for the common stock. RSUs granted on March 28, 2024 including Mr. Spring’s special promotional award and RSUs granted on February 29, 2024 were valued using the grant date closing price for the common stock of $19.99 and $17.44, respectively, per share. Ms. Preston was hired on January 8, 2024 and received a new hire equity award at that time which was issued on February 29, 2024 following the conclusion of the blackout period for the 4th quarter.

Equity awards were granted under 1) the Amended and Restated 2009 Omnibus Incentive Compensation Plan (2009 Omnibus Plan) prior to May 18, 2018, 2) the 2018 Equity and Incentive Compensation Plan (2018 Equity Plan) from May 18, 2018 until May 20, 2021, 3) the 2021 Equity and Incentive Compensation Plan (2021 Equity Plan) from May 21, 2021 until May 16, 2024 and 4) the 2024 Equity and Incentive Compensation Plan (2024 Equity Plan) from May 17, 2024. All of these plans have been approved by Macy’s shareholders.

Restricted Stock Units. RSUs represent the right to receive a payment upon or after vesting equal to the market value per share of Macy’s common stock as of the grant date, the vesting date or such other date as determined by the CMD Committee on the date the RSUs are granted.

RSU grants can be either time-based or performance-based and will generally be forfeited if the Named Executive’s employment ends prior to the vesting date. RSUs may have different vesting schedules based on the purpose of the award, including, for example, a four-year ratable vest schedule for annual awards, and generally do not earn dividends or dividend equivalents. RSUs immediately vest in the event of death or disability, continue to vest on retirement if the grantee meets certain age and years of service requirements or on involuntary termination if the grantee participates in the SESP, and immediately vest if the grantee’s employment is terminated without “cause” or by the grantee for “good reason” (as defined) within a specified period of time following a change in control (“double trigger” vesting).

PRSUs are subject to forfeiture if performance criteria applicable to the units are not satisfied. Depending upon satisfaction of the performance criteria, units may vest within a range of percentages of the target award at the end the performance period and generally earn dividend equivalents if the units vest. PRSUs are forfeited to the extent performance criteria are not satisfied. PRSUs are forfeited if the grantee ceases to be employed prior to the performance vesting date. PRSUs vest on a pro rata basis in the event of death or disability, on retirement if the grantee meets certain age and years of service requirements, or on involuntary termination if the grantee participates in the SESP. Upon a change in control, PRSUs convert to RSUs and are subject to “double-trigger” vesting. See General Terms of the Performance-Based RSU Grants.

Fiscal 2023 PRSU Grant

The PRSUs granted to the Named Executives in fiscal 2023 that are earned at the end of the approximate three-year vesting period ending on January 31, 2026 are expected to be paid in shares of Macy’s common stock within 2-1∕2 months following the end of the performance period. The number of PRSUs that a Named Executive will earn at the end of this vesting period may vary from 0% to 200% of the target award, based upon performance against rTSR goal over approximately a three-year performance period and 2023 Adjusted EBITDA margin.

72

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

Fiscal 2024 PRSU Grant

The PRSUs granted to the Named Executives in fiscal 2024 that are earned at the end of the approximate three-year performance period ending on January 30, 2027 are expected to be paid in shares of Macy’s common stock within 2-1∕2 months following the end of the performance period. The number of PRSUs that a Named Executive will earn at the end of this performance period may vary from 0% to 200% of the target award, based upon performance against the rTSR goal and 2024 – 2026 Adjusted EBITDA margin goals.

General Terms of the Performance-Based RSU Grants

For purposes of PRSU grants, rTSR (fiscal 2022, 2023 and 2024 grants), Digital Sales (fiscal 2022 grant) and Adjusted EBITDA margin (2023 and 2024 grants) are defined as follows:

●	rTSR is defined as the change in the value of the common stock over the performance period, taking into account both stock price change and the reinvestment of dividends. The beginning and ending stock prices will be calculated based on a 20-day average stock price. rTSR is the percentile rank of our TSR compared to the TSR peer group over the performance period.
●	Digital Sales is defined as all on-line sales including macys.com, bloomingdales.com and bluemercury.com owned and licensed sales and digital marketplace sales and is inclusive of buy on-line ship to store (BOSS) plus buy on-line pick up in store (BOPS) for the fiscal year ended February 1, 2025 for the fiscal 2022 plan, as reported in the Company’s internal reports and records.
●	Adjusted EBITDA margin is defined as Adjusted EBITDA divided by total revenue for the applicable fiscal years. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, including asset sales gains, as presented or disclosed in the Company’s external financial statements, and included in the business plan for the performance period. Total revenue is defined as all streams of revenue, including but not limited to net sales, credit card revenue, Macy’s monetization revenue, etc. as presented in the Company’s external financial statements and including the business plan for the performance period.

Dividends, if any, paid on our common stock will be credited to the Named Executives’ PRSU accounts as additional units and will be paid out as shares of common stock only to the extent the underlying PRSUs are earned.

In the event of a change in control of the Company, the PRSUs will be converted to time-based RSUs based on actual and/or target performance, depending on the portion of the performance period that has elapsed. Such time-based restricted shares will vest if the Named Executive is terminated by the Company or the continuing entity without “cause” (as defined in our Change-in-Control Plan) or if the Named Executive voluntarily terminates employment for “good reason” (as defined in our Change-in-Control Plan) within the 24-month period following the change in control, or if the continuing entity does not assume or replace the awards.

Restrictive Covenants. Under our long-term incentive program, Named Executives desiring to take advantage of retirement vesting or continued vesting following involuntary termination provisions in stock option, RSU and PRSU award terms and conditions must comply with non-compete, non-solicitation and non-disclosure covenants. These provisions provide that awards may be forfeited if 1) within one year following retirement or involuntary termination, the Named Executive renders personal services to a competitor (two years for the CEO), 2) within two years following retirement or involuntary termination, the Named Executive solicits or entices an employee to resign from the Company, or 3) at any time following retirement or involuntary termination, the Named Executive discloses confidential information to a third party.

Outstanding Equity Awards

The following table sets forth certain information regarding the total number and aggregate value of options and units held by each of the Named Executives as of February 1, 2025. The dollar amount shown for units is calculated by multiplying the number of units by the closing price of Macy’s common stock ($15.58) on the last trading day of fiscal 2024.

MACY’S, INC. 2025 PROXY STATEMENT	73

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

2024 Outstanding Equity Awards at Fiscal Year-End

		OPTION AWARDS				STOCK AWARDS
										EQUITY
										INCENTIVE
								EQUITY		PLAN
								INCENTIVE		AWARDS:
								PLAN		MARKET OR
								AWARDS:		PAYOUT
								NUMBER OF		VALUE OF
						NUMBER	MARKET	UNEARNED		UNEARNED
						OF	VALUE OF	SHARES,		SHARES,
						SHARES	SHARES	UNITS OR		UNITS OR
		NUMBER OF	NUMBER OF			OR UNITS	OR UNITS	OTHER		OTHER
		SECURITIES	SECURITIES			OF STOCK	OF STOCK	RIGHTS		RIGHTS
		UNDERLYING	UNDERLYING	OPTION		THAT	THAT	THAT		THAT
		UNEXERCISED	UNEXERCISED	EXERCISE	OPTION	HAVE NOT	HAVE NOT	HAVE NOT		HAVE NOT
		OPTIONS (#)	OPTIONS (#)	PRICE	EXPIRATION	VESTED	VESTED	VESTED		VESTED
NAME	GRANT DATE	EXERCISABLE	UNEXERCISABLE	($)	DATE	(#)(1)	($)	(#)		($)
Spring	3/27/2015	23,099	-	63.65	3/27/2025
	3/23/2016	38,961	-	43.42	3/23/2026
	3/24/2017	73,282	-	28.17	3/24/2027
	3/23/2018	43,272	-	27.21	3/23/2028
	3/21/2019	55,058	-	24.03	3/21/2029
	3/25/2021					12,173	189,655
	3/24/2022					17,078	266,075
	3/31/2023					85,764	1,336,203
	3/31/2023							114,351	(2)	1,781,589
	3/28/2024					212,606	3,312,401
	3/28/2024					50,025	779,390
	3/28/2024							212,606	(3)	3,312,401
	3/28/2024							150,075	(4)	2,338,169
Mitchell	3/25/2021					10,766	167,734
	3/24/2022					17,078	266,075
	3/31/2023					70,755	1,102,363
	3/31/2023					171,526	2,672,375
	3/31/2023							94,339	(2)	1,469,802
	3/28/2024					82,541	1,285,989
	3/28/2024							82,541	(3)	1,285,989
Kirgan	11/13/2017	139,664	-	19.33	11/13/2027
	4/6/2018	63,914	-	29.80	4/6/2028
	3/21/2019	93,385	-	24.03	3/21/2029
	3/25/2021					13,695	213,368
	3/24/2022					17,078	266,075
	3/31/2023					38,593	601,279
	3/31/2023							51,457	(2)	801,700
	3/28/2024					45,022	701,443
	3/28/2024							45,022	(3)	701,443
Preston	2/29/2024					36,123	562,796
	3/28/2024					30,015	467,634
	3/28/2024							30,015	(3)	467,634
Bron	11/1/2023					37,313	581,337
	11/1/2023					9,328	145,330
	11/1/2023							12,437	(5)	193,768
	3/28/2024					30,015	467,634
	3/28/2024							30,015	(3)	467,634

(1)	RSUs vest/vested as follows:

Grant Date	Vesting Schedule
3/25/2021	25% on each of 3/25/22, 3/25/23, 3/25/24 and 3/25/25
3/24/2022	25% each on 3/24/23, 3/24/24, 3/24/25 and 3/24/26
3/31/2023	25% each on 3/31/24, 3/31/25, 3/31/26 and 3/31/27
3/31/2023 (second row for Mr. Mitchell)	100% on the second anniversary of the grant date
11/1/2023	50% each on 11/1/2025 and 11/1/2026
11/1/2023 (second row for Mr. Bron)	25% each on 11/1/2024, 11/1/2025, 11/1/2026 and 11/1/2027
2/29/2024	50% each on 2/28/2026 and 2/28/2027
3/28/2024	25% each on 3/28/25, 3/28/26, 3/28/27 and 3/28/28
3/28/2024 (second row for Mr. Spring)	100% on the fifth anniversary of the grant date
(2)	Target number of PRSUs granted March 31, 2023 that vest following conclusion of the three-year (fiscal 2023 – 2025) performance period, subject to satisfaction of performance criteria.
(3)	Target number of PRSUs granted March 28, 2024 that vest following conclusion of the three-year (fiscal 2024 – 2026) performance/vesting period, subject to satisfaction of performance criteria.
(4)	Mr. Spring’s special PRSU award grant on March 28, 2024 vest following the conclusion of a five-year performance period (fiscal 2024 – 2028), subject to satisfaction of performance criteria.
(5)	Target number of PRSUs granted November 1, 2023 that vest following conclusion of fiscal 2023 – 2025 performance period, subject to satisfaction of performance criteria.

74

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

The following table sets forth certain information regarding the value realized by each of the Named Executives during fiscal 2024 upon the exercise of stock options and the vesting of restricted stock units.

2024 Option Exercises and Stock Vested

	OPTION AWARDS		STOCK AWARDS
	NUMBER OF SHARES	VALUE REALIZED	NUMBER OF SHARES	VALUE REALIZED
	ACQUIRED ON EXERCISE	ON EXERCISE	ACQUIRED ON VESTING(1)	ON VESTING(2)
NAME	(#)	($)	(#)	($)
Spring	-	-	98,964	1,850,425
Mitchell	-	-	61,151	1,114,937
Kirgan	-	-	94,925	1,757,756
Preston	-	-	-	-
Bron	-	-	3,109	47,474
(1)	The number of shares includes RSUs that vested on the dates indicated below and PRSUs that were earned as of the end of the March 24, 2022 – February 1, 2025 performance period as follows.

NAME	RSUs(#)	DATE RSUs VESTED	PRSUs#
Spring	8,539	3/24/2024
	12,173	3/25/2024
	28,587	3/31/2024
	37,349	7/9/2024
		3/27/2025	12,316
Mitchell	8,539	3/24/2024
	10,765	3/25/2024
	23,584	3/31/2024
	5,947	11/23/2024
		3/27/2025	12,316
Kirgan	8,539	3/24/2024
	13,694	3/25/2024
	12,864	3/31/2024
	47,512	7/9/2024
		3/27/2025	12,316
Preston
Bron	3,109	11/1/2024
(2)	The values of the stock awards are calculated based on the closing stock price on the date the restrictions lapse for RSUs and on the date the CMD Committee certified the performance results for PRSUs (March 27, 2025), not as of the date the awards were granted. The Named Executives received dividend equivalents accrued on the earned PRSUs during the performance period as follows: Mr. Spring 1,348 shares, Mr. Mitchell 1,348 shares and Ms. Kirgan 1,348 shares. The value of the dividends earned is not reflected in the calculations above.

Post Retirement Compensation

Retirement Plans

Our Retirement Program consists of defined benefit plans and a defined contribution plan.

Defined Contribution Plan. The Retirement Program includes the Macy’s 401(k) Retirement Investment Plan (401(k) Plan), a defined contribution plan. As of January 1, 2025, approximately 99,674 active employees, including the Named Executives, participated in the 401(k) Plan. The 401(k) Plan permits executives to contribute up to 50% of eligible compensation each year (up to maximum amounts established by the Internal Revenue Code). We match participant contributions up to 1% of eligible compensation at 100%, and contributions from 2% to 6% of eligible compensation at 50%. A participant who contributes 6% of eligible compensation is therefore entitled to a matching contribution equal to 3.5%.

An executive may choose any of several investment funds for investment of the executive’s balances and may change those elections daily. Benefits may be paid out at termination of employment. Executives may borrow portions of their investment balances while employed. Company contributions to the Named Executives under the 401(k) Plan are reported in the “All Other Compensation” column of the 2024 Summary Compensation Table.

MACY’S, INC. 2025 PROXY STATEMENT	75

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

Prior to adoption of the 401(k) Plan, we provided retirement benefits to employees through defined contribution profit sharing plans. An employee’s accumulated retirement profit sharing interests in the profit sharing plans (Prior Plan Credits) which accrued prior to adoption of the 401(k) Plan continue to be maintained and invested as a part of the 401(k) Plan until retirement, at which time they are distributed.

Defined Benefit Plans. Through fiscal 2013, we provided the Macy’s, Inc. Cash Account Pension Plan (a cash balance plan referred to as CAPP) and the Macy’s, Inc. Supplementary Executive Retirement Plan (SERP), two defined benefit plans covering certain Named Executives. No Named Executive currently accrues a benefit under the CAPP or the SERP because we discontinued future pension service credits in those plans effective as of December 31, 2013. Benefits previously accrued are payable following termination of employment, subject to the terms of the applicable plan. CAPP benefits earned through December 31, 2013 will be held in a trust on behalf of participants and interest credits will continue to be allocated to participants. For the SERP, we determined a gross monthly benefit (payable at age 65) for each participant as of December 31, 2013 (January 31, 2014 with respect to the May Supplementary Retirement component of the SERP).

The following table shows the actuarial present value of each of the Named Executive’s accumulated benefit under the CAPP and the SERP. We determined the present value using the same assumptions used for financial reporting purposes — a unit credit cost method, a PBO effective discount interest rate of 5.52% for the CAPP and 5.54% for the SERP, and a normal retirement age of 65 (as defined by the plans).

2024 Pension Benefits

		NUMBER OF YEARS	PRESENT VALUE OF	PAYMENTS DURING
		OF CREDITED SERVICE(1)	ACCUMULATED BENEFIT	LAST FISCAL YEAR
NAME	PLAN NAME	(#)	($)	($)
Spring	CAPP	27	475,103	-
	SERP	27	4,123,806	-
Mitchell	CAPP	-	-	-
	SERP	-	-	-
Kirgan	CAPP	-	-	-
	SERP	-	-	-
Preston	CAPP	-	-	-
	SERP	-	-	-
Bron	CAPP	-	-	-
	SERP	-	-	-
(1)	The SERP uses a maximum of 30 years of service for calculating SERP benefits (25 years for the May Supplementary Retirement component of the SERP). The number of years of credited service shown for the CAPP is as of December 31, 2013, the date participants ceased accruing additional service credits. Actual years of service for Mr. Spring is 37 years.

CAPP. As of January 1, 2025, approximately 15,535 active employees, including certain Named Executives, participated in the CAPP. Under the CAPP, a participant retiring at a normal retirement age is eligible to receive the amount credited to his or her pension account or monthly benefit payments determined actuarially based on the amount credited to his or her pension account. Amounts credited to a participant’s account consist of:

●	an opening cash balance for participants in the plan at December 31, 1996, equal to the lump sum present value, using stated actuarial assumptions, of the participant’s accrued normal retirement benefit earned at December 31, 1996, under the applicable predecessor pension plan;
●	pay credits (credited annually, a percentage of eligible compensation generally based on length of service); and
●	interest credits (credited quarterly, based on the 30-Year Treasury Bond rate for the November prior to each calendar year, with a guaranteed minimum rate of 5.0% annually).

In addition, if a participant had attained age 55 and completed 10 or more years of vesting service by December 31, 2001, the pension benefit payable in an annuity form, other than a single life annuity, will not be less than that which would have been payable from the predecessor pension plan under which such participant was covered on December 31, 1996 had that predecessor plan continued.

Approximately 4,087 of these active employees participate in the May Retirement Plan component of the CAPP. These participants have their accrued benefit determined under a “career average” pension formula.

76

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

SERP. All benefits under the SERP are payable out of our general corporate assets. The SERP provides retirement benefits to eligible executives based on all eligible compensation, including compensation in excess of Internal Revenue Code maximums, as well as on amounts deferred under our Executive Deferred Compensation Plan, in each case employing a formula based on the participant’s years of vesting service and final average compensation, taking into consideration the participant’s balance in the CAPP, Prior Plan Credits and Social Security benefits.

As of January 1, 2025, approximately 35 executives were eligible to receive benefits under the SERP. Approximately two of these executives participate in the May Retirement Plan component of the CAPP and have their supplementary retirement benefit determined under a different formula that uses different offsets.

We have reserved the right to suspend or terminate supplemental payments as to any category of employee or former employee, or to modify or terminate any other element of the Retirement Program, in accordance with applicable law.

Nonqualified Deferred Compensation Plans

Through fiscal 2013, we provided the opportunity for executives to defer compensation through the Executive Deferred Compensation Plan (EDCP). Under the EDCP, eligible executives could elect to defer a portion of their compensation each year as either stock credits or cash credits. Stock credit accounts reflect common stock equivalents and dividend equivalents. Common stock equivalents are the number of full shares of Macy’s common stock for each calendar quarter that could be purchased based on the dollars deferred. Dividend equivalents are determined by multiplying the dividends payable on a share of common stock during such calendar quarter by the number of stock equivalents in the participant’s stock credit account at the beginning of each quarter, less the number of shares distributable or withdrawn during such quarter. Total value of the stock credits is determined at the end of each quarter based on the closing price of our common stock as of the last day of the quarter. Cash credit accounts reflect dollars deferred plus interest equivalents determined by applying to 100% of such participant’s cash credits at the beginning of each quarter, less amounts distributable or withdrawn during such quarter, an interest rate equal to one quarter of the interest rate payable on U.S. five-year Treasury Notes as of the last day of each quarter. Deferred compensation distributions generally begin in the fiscal year following the fiscal year in which termination of employment occurs.

On January 1, 2014 we introduced the Macy’s, Inc. Deferred Compensation Plan (DCP), a non-qualified deferred compensation plan with features similar to the 401(k) Plan. The DCP replaced the EDCP. Amounts that participants deferred under the EDCP continue to earn dividend and/or interest equivalents, but participants may no longer defer compensation under that plan.

Eligible participants in the DCP may defer compensation earned in excess of IRS compensation limits and select from among several reference investment funds where deferred compensation may be invested. We will match deferrals at a rate similar to the 401(k) Plan. Accounts will be credited with earnings (losses) based on the performance of the applicable reference investment funds selected by the participants.

MACY’S, INC. 2025 PROXY STATEMENT	77

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

2024 Nonqualified Deferred Compensation

		EXECUTIVE	REGISTRANT	AGGREGATE	AGGREGATE	AGGREGATE
		CONTRIBUTIONS	CONTRIBUTIONS	EARNINGS	WITHDRAWALS/	BALANCE
		IN LAST FY(1)	IN LAST FY(2)	IN LAST FY(3)	DISTRIBUTIONS	AT LAST FYE(4)
NAME	PLAN NAME	($)	($)	($)	($)	($)
Spring	EDCP	-	-	(26,097)	-	867,101
	DCP	86,881	55,968	555,783	-	2,286,593
Mitchell	EDCP	-	-	-	-	-
	DCP	-	11,052	803	-	10,180
Kirgan	EDCP	-	-	-	-	-
	DCP	2,125	6,245	279,389	-	1,527,461
Preston	EDCP	-	-	-	-	-
	DCP	-	-	-	-	-
Bron	EDCP	-	-	-	-	-
	DCP	-	-	-	-	-
(1)	The amounts in this column associated with the DCP are reported as compensation for fiscal 2024 in the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns of the 2024 Summary Compensation Table.
(2)	The amounts in this column associated with the DCP represent Company matching contributions and are included in the 2024 Summary Compensation Table under the “All Other Compensation” column for fiscal 2024. These amounts will be credited to the participants’ accounts in fiscal 2025.
(3)	The amounts in this column represent deemed investment earnings or losses from voluntary deferrals and Company contributions, as applicable. These amounts are not included in the 2024 Summary Compensation Table because the plans do not provide for above-market or preferential earnings.
(4)	A portion of the compensation deferred by Mr. Spring under the EDCP is deferred as stock credits and a portion is deferred as cash credits. The portion of the aggregate balance that is attributable to his contributions under the EDCP was deferred in years prior to those reported in the 2024 Summary Compensation Table.

The aggregate balance reflected in this column attributable to the DCP for each of the Named Executives with the exception of amounts reflected in the “Executive Contributions in Last FY” and “Registrant Contributions in Last FY” columns, if any, have been reported in the Company’s Summary Compensation Table for prior years.

Potential Payments upon Termination or Change in Control

Termination Payments under Senior Executive Severance Plan

Senior Executive Severance Plan. Effective April 1, 2018, we adopted the Senior Executive Severance Plan (SESP) and transitioned the Named Executives and other senior executives to the SESP. The SESP replaced the Executive Severance Plan (ESP). To participate in the SESP, a Named Executive or other eligible senior executive must execute a noncompetition, nonsolicitation and trade secrets and confidential information agreement. Pursuant to the noncompetition, nonsolicitation and trade secrets and confidential information agreement, the executive agrees, among other things, not to engage in specified activities in competition with the Company following termination of employment. The non-competition period extends for a period of one year if the executive voluntarily terminates employment or is involuntarily terminated by the Company for cause (as defined in the SESP). A participant is entitled to severance benefits under the SESP if the participant’s employment is involuntarily terminated without cause (as defined in the SESP), and with respect to the Chief Operating Officer and Chief Financial Officer (for purposes of this section the COO/CFO) if the COO/CFO terminates his/her employment voluntarily for good reason (as defined in the SESP). The Chief Executive Officer’s severance payment is equal to 36 months of base salary and the non-competition period is two years, and the other Named Executives are entitled to a 24 months base salary severance payment with a one-year non-competition period that is not waivable and applies regardless of the reason for termination. Severance benefits also include a lump sum payment equal to 12 times the employer portion of monthly health care premiums and continued vesting of equity during the non-competition time period and for two years following termination for the COO/CFO.

78

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

Termination Payments under Change-in-Control Plan

In 2009, we adopted a Change-in-Control Plan (CIC Plan) covering, among other participants, each of the Named Executives.

Under the CIC Plan, each of the Named Executives could be entitled to certain severance benefits following a change in control of Macy’s. If, within the two years following a change in control, the Named Executive is terminated for any reason, other than death, permanent and total disability or for cause, or if the Named Executive terminates his or her employment for “good reason,” then the Named Executive is entitled to:

●	a cash severance payment (generally paid in the form of a lump sum) equal to two times the sum of:
–	his or her base pay (at the higher of the rate in effect at the change in control or at termination) and
–	the average annual incentive award (if any) received for the three full fiscal years preceding the change in control
●	a lump sum payment of an annual incentive award for the year of termination, at target, prorated to the date of termination (this feature applies to all executives in the Incentive Plan)
●	release of any restrictions on restricted stock or restricted stock units, including performance-based awards
●	acceleration of any unvested stock options
●	a lump sum payment of all deferred compensation (this feature applies to all participants in the deferred compensation plans)
●	payment of all retirement, supplementary retirement and 401(k) benefits upon termination or retirement in accordance with any previously selected distribution schedule (this feature applies to all participants in the retirement, supplementary retirement and 401(k) plans), and
●	a retiree discount for life if at least 55 years of age with 15 years of vesting service at termination (this feature applies generally to all colleagues).

If the Named Executive does not engage in specified activities in competition with the Company during the first year following termination, he or she is entitled to an additional “non-competition” severance benefit at the end of the one-year period in a lump sum payment equal to one times (i) his or her base pay (at the higher of the rate in effect at the change in control or at termination), and (ii) the average annual incentive award (if any) received for the three full fiscal years preceding the change in control.

All the above severance benefits would be paid to the executive in accordance with, and at times permitted by, Section 409A of the Internal Revenue Code.

A “change in control” occurs in any of the following events:

●	a person becomes the beneficial owner of securities representing 30% or more of our combined voting power
●	individuals who constituted the Board on the effective date of the applicable arrangement (the Incumbent Board) cease for any reason to constitute at least a majority of the Board, provided that any new director who is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board will be considered part of the Incumbent Board unless such new director’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board (Board Turnover)
●	consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all our assets and, as a result of or immediately following such merger, consolidation, reorganization, sale or transfer, less than a majority of the voting power of the other corporation immediately after the transaction is held in the aggregate by the holders of the voting stock of Macy’s immediately prior to the transaction, or
●	shareholders approve a complete liquidation or dissolution of the Company

“Good reason” under the CIC Plan means:

●	a material diminution in the executive’s base compensation
●	a material diminution in the executive’s authority, duties or responsibilities

MACY’S, INC. 2025 PROXY STATEMENT	79

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

●	a material change in the geographic location at which the executive must perform services to the Company, or
●	any other action or inaction that constitutes a material breach by the Company of an agreement under which the executive provides services

The cash severance benefit payable under the CIC Plan is reduced by all amounts actually paid by the Company to the executive pursuant to any other employment or severance agreement or plan to which the executive and Macy’s are parties or in which the executive is a participant. In addition, the severance benefits under the CIC Plan are subject to reduction in certain circumstances if the excise tax imposed under Section 280G of the Internal Revenue Code would reduce the net after-tax amount received by the executive.

The following tables summarize the amounts payable to the Named Executives upon termination under certain circumstances, assuming that: 1) the executive’s employment terminated January 31, 2025 2) the executive’s salary continues as it existed at January 31, 2025, 3) the CIC Plan applies and 4) the stock price for our common stock is $15.58 per share (the closing price for Macy’s stock on January 31, 2025, the last business day of fiscal 2024).

80

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

Payments and Benefits upon Termination as of the End of Fiscal 2024 ($)

				INVOLUNTARY/
				VOLUNTARY WITH
				GOOD REASON
		INVOLUNTARY	INVOLUNTARY	AFTER
		WITHOUT	WITH	CHANGE IN
SPRING	VOLUNTARY	CAUSE	CAUSE	CONTROL	DEATH	DISABILITY
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (3x)	-	3,900,000	-	-	-	-
12 month health care coverage (lump sum)	-	14,564	-	-	-	-
Cash severance benefit:
Salary (2x)	-	-	-	2,600,000	-	-
3‑Year Average Annual Incentive (2x)	-	-	-	2,571,661	-	-
Non-Compete Pay Following CIC:
Salary (1x)	-	-	-	1,300,000	-	-
3‑Year Average Annual Incentive (1x)	-	-	-	1,285,830	-	-
Equity based incentive awards
Vesting of unvested stock options	-	-	-	-	-	-
Vesting of RSUs	-	3,002,733	-	5,883,725	5,260,213	5,260,213
Vesting of PRSUs:
2023 – 2025 LTI Plan	-	1,781,589	-	1,781,589	1,187,726	1,187,726
2024 – 2026 LTI Plan	-	2,208,268	-	3,312,401	1,104,134	1,104,134
2024 – 2028 LTI Plan		-		467,634	467,634	467,634
Total of severance and accelerated benefits:	-	10,907,154	-	19,202,840	8,019,707	8,019,707
Previously vested equity and benefits
Previously vested stock options	-	-	-	-	-	-
Non-equity based incentive award (2024 annual incentive)	-	2,611,960	-	2,611,960	2,611,960	2,611,960
Vested CAPP benefit	481,277	481,277	481,277	481,277	481,277	481,277
Vested 401(k) Plan balance	1,889,151	1,889,151	1,889,151	1,889,151	1,889,151	1,889,151
Vested SERP benefit	4,018,038	4,018,038	4,018,038	4,018,038	4,018,038	4,018,038
Post-retirement medical/life benefits	7,991	7,991	7,991	7,991	-	7,991
Deferred compensation balance previously vested	3,808,653	3,808,653	3,808,653	3,808,653	3,808,653	3,808,653
Total of previously vested equity and benefits:	10,205,110	12,817,070	10,205,110	12,817,070	12,809,079	12,817,070
Full “Walk-Away” Value:	10,205,110	23,724,224	10,205,110	32,019,910	20,828,786	20,836,777

MACY’S, INC. 2025 PROXY STATEMENT	81

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

		INVOLUNTARY		INVOLUNTARY/
		WITHOUT		VOLUNTARY WITH
		CAUSE/		GOOD REASON
		VOLUNTARY	INVOLUNTARY	AFTER
		WITH GOOD	WITH	CHANGE IN
MITCHELL	VOLUNTARY	REASON	CAUSE	CONTROL	DEATH	DISABILITY
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	-	1,900,000	-	-	-	-
12 month health care coverage (lump sum)	-	19,470	-	-	-	-
Cash severance benefit:
Salary (2x)	-	-	-	1,900,000	-	-
3‑Year Average Annual Incentive (2x)	-	-	-	1,663,251	-	-
Non-Compete Pay Following CIC:
Salary (1x)	-	-	-	950,000	-	-
3‑Year Average Annual Incentive (1x)	-	-	-	831,625	-	-
Equity based incentive awards
Vesting of unvested stock options	-	-	-	-	-	-
Vesting of RSUs	-	4,351,050	-	5,494,536	5,494,536	5,494,536
Vesting of PRSUs:
2023 – 2025 LTI Plan	-	1,469,802	-	1,469,802	979,868	979,868
2024 – 2026 LTI Plan	-	1,285,989	-	1,285,989	428,663	428,663
Total of severance and accelerated benefits:	-	9,026,311	-	13,595,203	6,903,067	6,903,067
Previously vested equity and benefits
Previously vested stock options	-	-	-	-	-	-
Non-equity based incentive award (2024 annual incentive)	-	1,288,400	-	1,288,400	1,288,400	1,288,400
Vested CAPP benefit	-	-	-	-	-	-
Vested 401(k) Plan balance	148,546	148,546	148,546	148,546	148,546	148,546
Vested SERP benefit	-	-	-	-	-	-
Post-retirement medical/life benefits	-	-	-	-	-	-
Deferred compensation balance previously vested	17,630	17,630	17,630	17,630	17,630	17,630
Total of previously vested equity and benefits:	166,176	1,454,576	166,176	1,454,576	1,454,576	1,454,576
Full “Walk-Away” Value:	166,176	10,480,887	166,176	15,049,779	8,357,643	8,357,643

82

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

				INVOLUNTARY/
				VOLUNTARY WITH
				GOOD REASON
		INVOLUNTARY	INVOLUNTARY	AFTER
		WITHOUT	WITH	CHANGE IN
KIRGAN	VOLUNTARY	CAUSE	CAUSE	CONTROL	DEATH	DISABILITY
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	-	1,700,000	-	-	-	-
12 month health care coverage (lump sum)	-	19,470	-	-	-	-
Cash severance benefit:
Salary (2x)	-	-	-	1,700,000	-	-
3‑Year Average Annual Incentive (2x)	-	-	-	1,221,563	-	-
Non-Compete Pay Following CIC:
Salary (1x)	-	-	-	850,000	-	-
3‑Year Average Annual Incentive (1x)	-	-	-	610,782	-	-
Equity based incentive awards
Vesting of unvested stock options	-	-	-	-	-	-
Vesting of RSUs	-	722,193	-	1,782,165	1,782,165	1,782,165
Vesting of PRSUs:
2023 – 2025 LTI Plan	-	801,700	-	801,700	534,467	534,467
2024 – 2026 LTI Plan	-	467,629	-	701,443	233,814	233,814
Total of severance and accelerated benefits:	-	3,710,992	-	7,667,653	2,550,446	2,550,446
Previously vested equity and benefits
Previously vested stock options	-	-	-	-	-	-
Non-equity based incentive award (2024 annual incentive)	-	853,910	-	853,910	853,910	853,910
Vested CAPP benefit	-	-	-	-	-	-
Vested 401(k) Plan balance	278,404	278,404	278,404	278,404	278,404	278,404
Vested SERP benefit	-	-	-	-	-	-
Post-retirement medical/life benefits	-	-	-	-	-	-
Deferred compensation balance previously vested	1,815,133	1,815,133	1,815,133	1,815,133	1,815,133	1,815,133
Total of previously vested equity and benefits:	2,093,537	2,947,447	2,093,537	2,947,447	2,947,447	2,947,447
Full “Walk-Away” Value:	2,093,537	6,658,439	2,093,537	10,615,100	5,497,893	5,497,893

MACY’S, INC. 2025 PROXY STATEMENT	83

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

				INVOLUNTARY/
				VOLUNTARY WITH
				GOOD REASON
		INVOLUNTARY	INVOLUNTARY	AFTER
		WITHOUT	WITH	CHANGE IN
PRESTON	VOLUNTARY	CAUSE	CAUSE	CONTROL	DEATH	DISABILITY
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	-	1,550,000	-	-	-	-
12 month health care coverage (lump sum)	-	5,618	-	-	-	-
Cash severance benefit:
Salary (2x)	-	-	-	1,550,000	-	-
Target annual incentive (2x)	-	-	-	1,162,500	-	-
Non-Compete Pay Following CIC:
Salary (1x)	-	-	-	775,000	-	-
Target annual incentive (1x)	-	-	-	581,250	-	-
Equity based incentive awards
Vesting of unvested stock options	-	-	-	-	-	-
Vesting of RSUs	-	116,908	-	1,030,430	1,030,430	1,030,430
Vesting of PRSUs:
2023 – 2025 LTI Plan	-	-	-	-	-	-
2024 – 2026 LTI Plan	-	311,756	-	467,634	155,878	155,878
Total of severance and accelerated benefits:	-	1,984,282	-	5,566,814	1,186,308	1,186,308
Previously vested equity and benefits
Previously vested stock options	-	-	-	-	-	-
Non-equity based incentive award (2024 annual incentive)	-	583,924	-	583,924	583,924	583,924
Vested CAPP benefit	-	-	-	-	-	-
Vested 401(k) Plan balance	35,932	35,932	35,932	35,932	35,932	35,932
Vested SERP benefit	-	-	-	-	-	-
Post-retirement medical/life benefits	-	-	-	-	-	-
Deferred compensation balance previously vested	-	-	-	-	-	-
Total of previously vested equity and benefits:	35,932	619,856	35,932	619,856	619,856	619,856
Full “Walk-Away” Value:	35,932	2,604,138	35,932	6,186,670	1,806,164	1,806,164

84

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

				INVOLUNTARY/
				VOLUNTARY WITH
				GOOD REASON
		INVOLUNTARY	INVOLUNTARY	AFTER
		WITHOUT	WITH	CHANGE IN
Bron	VOLUNTARY	CAUSE	CAUSE	CONTROL	DEATH	DISABILITY
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	-	1,550,000	-	-	-	-
12 month health care coverage (lump sum)	-	19,470	-	-	-	-
Cash severance benefit:
Salary (2x)	-	-	-	1,550,000	-	-
Target annual incentive (2x)	-	-	-	1,162,500	-	-
Non-Compete Pay Following CIC:
Salary (1x)	-	-	-	775,000	-	-
Target annual incentive (1x)	-	-	-	581,250	-	-
Equity based incentive awards
Vesting of unvested stock options	-	-	-	-	-	-
Vesting of RSUs	-	456,020	-	1,194,300	1,194,300	1,194,300
Vesting of PRSUs:
2023 – 2025 LTI Plan	-	193,768	-	193,768	129,179	129,179
2024 – 2026 LTI Plan	-	311,756	-	467,634	155,878	155,878
Total of severance and accelerated benefits:	-	2,531,014	-	5,924,452	1,479,357	1,479,357
Previously vested equity and benefits
Previously vested stock options	-	-	-	-	-	-
Non-equity based incentive award (2024 annual incentive)	-	632,574	-	632,574	632,574	632,574
Vested CAPP benefit	-	-	-	-	-	-
Vested 401(k) Plan balance	56,083	56,083	56,083	56,083	56,083	56,083
Vested SERP benefit	-	-	-	-	-	-
Post-retirement medical/life benefits	-	-	-	-	-	-
Deferred compensation balance previously vested	-	-	-	-	-	-
Total of previously vested equity and benefits:	56,083	688,657	56,083	688,657	688,657	688,657
Full “Walk-Away” Value:	56,083	3,219,671	56,083	6,613,109	2,168,014	2,168,014

Change-in-Control Arrangements Specifically Triggered by Board Turnover

As described above, the Named Executives are entitled to certain compensation and benefit enhancements in connection with a “change in control” of the Company that would be triggered by Board Turnover provided under the CIC Plan, annual cash incentive awards and equity compensation awards granted under the 2021 and 2024 Plans. If within two years following Board Turnover, a Named Executive’s employment is terminated for any reason other than death, permanent disability or cause, or if the Named Executive terminates his or her employment for good reason, then (1) such Named Executive will receive a lump sum cash severance payment equal to two times (A) the sum of his or her base salary plus (B) the average annual incentive award (if any) received for the three full fiscal years preceding the Board Turnover event, (2) such Named Executive will receive a lump sum payment equal to a pro-rata portion of the Named Executive’s target annual incentive award for the year of termination, and (3) if such Named Executive does not engage in specified activities in competition with the Company during the first year following termination, he or she will receive an additional “non-competition” lump sum cash severance payment equal to generally one-half of the severance payment described under (1) above. With respect to unvested RSUs granted under the 2021 and 2024 Plans, such awards will generally vest in full in the event that (1) Board Turnover occurs and (2) the

MACY’S, INC. 2025 PROXY STATEMENT	85

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

Named Executive’s employment is terminated by the Company without cause or by the Named Executive for good reason (each, a Qualifying Termination), in each case within 24 months following the Board Turnover event. With respect to PRSUs, such PRSUs would convert into time-based RSUs upon the date of a Board Turnover event (based on actual and/or target performance, depending on the portion of the performance period that has elapsed as of the date of the Board Turnover event), and such time-based RSUs would vest in the event the Named Executive experiences a Qualifying Termination within 24 months after the Board Turnover event.

CEO Pay Ratio

Our CEO had annual total compensation for fiscal 2024 of $16,452,108. The median annual total compensation of all our employees other than our CEO for fiscal 2024 was $39,469. Based on this information, we estimate that the ratio of our CEO’s annual total compensation to that of our median employee for fiscal 2024 was 417 to 1.

We calculated annual total compensation of the median employee and our CEO in the same manner as for our Named Executives in the 2024 Summary Compensation Table.

As permitted by SEC rules, we used the same median employee identified last year in our pay ratio calculation this year because we believe there has been no change in our employee population or employee compensation arrangements that would result in a significant change to our pay ratio disclosure.

We identified the median employee last year using 2023 Form W-2 compensation (or gross wage amount for employees with no Form W-2) for individuals employed by us on February 3, 2024, the last day of our fiscal year, whether employed on a full-time, part-time, seasonal or temporary basis. We annualized the compensation of full-time and part-time employees employed for less than the full fiscal year based on the amount of Form W-2 compensation (or gross wages if no W-2) annualized proportionally based on days active, but did not make full-time equivalent adjustments.

In identifying the median employee, we excluded all employees located outside the United States (each, a “non-U.S. employee”) under the de minimis exemption of the pay ratio rules which permits exclusion if a company’s non-U.S. employees account for 5% or less of total employees. The jurisdictions and approximate number of employees excluded were Hong Kong (121), India (36), Italy (10) and Taiwan (44). As of February 3, 2024, we had 85,792 employees, comprised of 85,581 U.S. employees and 211 non-U.S. employees.

Of our 85,581 U.S. employees, 26,968, or 31.5%, were part-time or seasonal employees, and were included in the group used to identify the median employee. Like other large retailers, a sizable portion of our workforce is employed on a part-time or seasonal basis.

SEC rules allow companies to use various methodologies, estimates and assumptions in identifying the median employee and calculating annual total compensation. As a result, our pay ratio may not be comparable to the CEO pay ratios reported by other companies.

86

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

Pay Versus Performance

As required by SEC rules, we are providing the following information about the relationship between executive “compensation actually paid” (calculated in accordance with such rules) and certain performance of the Company. The following table sets forth information regarding compensation for our Principal Executive Officer (PEO) and average compensation for our other NEOs (the Non-PEO Named Executive Officers) versus our Company performance for the past four years.

				AVERAGE	AVERAGE	VALUE OF INITIAL FIXED $100
				SUMMARY	COMPENSATION	INVESTMENT BASED ON:
				COMPENSATION	ACTUALLY		PEER
				TABLE TOTAL	PAID TO		GROUP
		SUMMARY	COMPENSATION	FOR NON-PEO	NON-PEO	TOTAL	TOTAL	NET	ADJUSTED
		COMPENSATION	ACTUALLY	NAMED	NAMED	SHARE-	SHARE-	INCOME	EBITDA (4)
		TABLE TOTAL	PAID TO PEO	EXECUTIVE	EXECUTIVE	HOLDER	HOLDER	($ IS IN	($ IS IN
YEAR		FOR PEO	(1)	OFFICERS (2)	OFFICERS(2)	RETURN	RETURN (3)	MILLIONS)	MILLIONS)
2024		16,452,108	12,081,365	3,560,945	2,521,885	116.33	203.27	582	1,977
2023	(5)	11,563,739	5,299,241	4,073,066	2,751,686	133.73	175.69	45	1,075
2022		11,055,991	6,582,240	2,906,394	1,397,507	158.85	168.26	1,146	2,607
2021		12,290,931	34,457,910	3,480,607	7,504,335	169.84	188.51	1,419	3,305
2020		11,083,293	18,363,349	2,809,887	4,015,291	99.12	206.63	(3,944)	117

(1)	Mr. Spring (2024) and Mr. Gennette (2020-2023) were the only executive officers included as a PEO for each fiscal year covered in the table.

Amounts deducted from the Summary Compensation Table Total for PEO to calculate Compensation Actually Paid to PEO for 2024 include $104,391 reflecting aggregate change in actuarial present value of benefit under defined benefit and actuarial pension plans, $12,341,595 for value of stock awards and $0 for value of option awards.

Amounts added to (or subtracted from) Summary Compensation Table Compensation Total for PEO to calculate Compensation Actually Paid to PEO include $9,132,438 for year-end fair value of RSU, PRSU and option awards granted in the year that remain outstanding and unvested at end of year, ($943,934) for change in fair value (from prior year-end to year-end) for RSU, PRSU and option awards granted in prior years that were outstanding and unvested at end of year, ($131,028) for change in fair value (from prior year-end to vesting date) of RSU, PRSU and option awards that vested during the year, $0 for fair value of PRSU awards that failed to meet vesting conditions in the year and $17,767 for dividend equivalents.

(2)	The Named Executive Officers included in the calculation of Average Summary Compensation Table Total for Non-PEO Named Executive Officers were for 2024 – Messrs. Mitchell and Bron and Mses. Kirgan and Preston.

Amounts (as averages) deducted from the Summary Compensation Table Total for Non-PEO Named Executive Officers to calculate Compensation Actually Paid to Non-PEO Named Executive Officers for 2024 include $0 reflecting aggregate change in actuarial present value of benefit under defined benefit and actuarial pension plans, $1,840,053 for value of stock awards and $0 for value of option awards.

Amounts added to (or subtracted from) Average Summary Compensation Table Compensation Total for Non-PEO Named Executive Officers to calculate Average Compensation Actually Paid to Non-PEO Named Executive Officers for 2024 include $1,358,368 for year-end fair value of RSU, PRSU and option awards granted in the year that remain outstanding and unvested at end of year, ($484,930) for change in fair value (from prior year-end to year-end) for RSU, PRSU and options awards granted in prior years that were outstanding and unvested at end of year, ($81,328) for change in fair value (from prior year-end to vesting date) of RSU, PRSU and option awards that vested during the year, $0 for fair value of PRSU awards that failed to meet vesting conditions in the year and $8,883 for dividend equivalents.

Fair value at the relevant times of PRSU awards subject to achievement of performance conditions is based on the Company’s estimate of the probable outcome of units being earned. Assumptions used to estimate fair value of stock and option awards are the same as those disclosed as of the date of grant of the award

(3)	The peer group is the S&P Retail Select Industry Index.
(4)

We chose Adjusted EBITDA as our Company selected measure for evaluating Pay versus Performance because it is a key metric in our Annual Incentive Plan and Long-term Incentive Plan. See “Non-GAAP Metrics” in “Compensation Discussion and Analysis” for definition of Adjusted EBITDA.

(5)

The amounts for PEO for 2023 reflect repayment of erroneously awarded compensation under the Company’s Compensation Clawback Policy as a result of revisions to correct an error to previously issued financial statements. See “Recovery of Erroneously Awarded Compensation.”

MACY’S, INC. 2025 PROXY STATEMENT	87

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

The following charts present the relationship of CAP to TSR, Net Income and Adjusted EBITDA, as well as the relationship between our TSR and the TSR of the S&P Retail Select Industry Index.

Performance Measures

The most important financial performance measures used to link compensation actually paid to the Company’s NEOs with the Company’s performance for 2024 are as follows:

●	Adjusted EBITDA
●	Total revenue
●	Relative total shareholder return

Recovery of Erroneously Awarded Compensation

Revisions to Financial Statements. During the preparation of the Company's unaudited consolidated financial statements for the fiscal quarter ended November 2, 2024, the Company identified an issue related to delivery expenses, a component of cost of sales, in one of its accrual accounts. The Company consequently initiated an independent investigation. As a result of the independent investigation and forensic analysis, the Company identified that a single employee with responsibility for small package delivery expense accounting intentionally made erroneous accounting accrual entries and falsified underlying documentation to hide approximately $151 million of cumulative delivery expenses from the fourth quarter of 2021 through the third quarter of 2024. On December 10, 2024, the Company concluded that revisions should be made to its historical consolidated financial statements that were impacted by these misstatements to properly reflect delivery expense, the related accrual and tax effects.

88

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

In accordance with Staff Accounting Bulletin (“SAB”) No. 99, Materiality, and SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, the Company evaluated the errors and determined that the related impact was not material to results of operations or financial position for any historical annual or interim period. The errors also did not impact the Company’s cash management activities or vendor payments, net cash flows from operating activities or the Company’s compliance with its debt covenants. Based on this assessment and the consideration of both quantitative and qualitative factors, management determined that the errors were not material to any prior period. However, the Company corrected such errors in the financial statements in its Form 10-Q for the fiscal quarter ended November 2, 2024 by adjusting prior period financial statements.

Dodd-Frank Clawback Policy. The revisions to correct these misstatements in previously issued financial statements required a recovery analysis of incentive-based compensation received by the Company’s executive officers (“Covered Officers”) during the relevant recovery period pursuant to the Company’s Compensation Clawback Policy (the “Clawback Policy”) adopted pursuant to Section 303A.14 of the New York Stock Exchange Listed Company Manual, Section 10D of the Securities Exchange Act of 1934, as amended, and Rule 10D-1 under the Exchange Act.

The Clawback Policy applies to incentive-based compensation earned based on the attainment of financial performance measures during the three completed fiscal years immediately preceding the restatement and received on or after October 2, 2023, the effective date of the policy. Any incentive compensation received prior to that date is not subject to recovery under the Clawback Policy. For purposes of the Clawback Policy, incentive-based compensation is “received” in the fiscal period during which the financial reporting measure specified in the incentive-based compensation is attained, even if the payment or grant of the incentive-based compensation occurs after the end of that period.

Clawback Analysis. The financial performance metrics used to determine payouts under the 2023 annual incentive plan (“STI Plan”) were total revenue (40%) and adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) (40%). Total revenue was not affected by the error correction. The performance metrics used to determine payouts under the 2021 – 2023 performance share plan (“PRSU Plan”) were digital sales (50%) and relative total shareholder return (rTSR) (50%) determined over a three-year performance period using the S&P Retail Select Industry Index as the peer group. Digital sales were not affected by the error correction.

Adjusted EBITDA Measure. The CMD Committee determined that adjusted EBITDA for 2023 was overstated by $81,089,497 as a result of the error correction, changing the overall payout under the adjusted EBITDA metric in the 2023 STI Plan from 60.47% to 51.59% of target. As a consequence of this reduction, payouts to Covered Officers under the 2023 STI Plan attributable to adjusted EBITDA were determined by the CMD Committee to be $3,541,659, rather than $4,151,272, in the aggregate, resulting in erroneously awarded compensation of $609,613.

rTSR Measure. The Company engaged a third party financial advisory firm to develop a reasonable estimate of the Company’s stock price absent the misstatements to help inform the CMD Committee whether there was erroneously awarded compensation under the 2021 – 2023 PRSU Plan. The advisory firm analyzed the misstated and corrected financial reports and identified stock price movement associated with the error correction using two methodologies:

1.	Event study analysis comparing the Company’s stock price movement against the S&P Retail Select Industry Index for the 2021 – 2023 PRSU awards at the time the corrected results were disclosed to evaluate performance attributable to the correction, and
2.	Fundamental analysis applying changes in business financials stemming from the correction to stock price using a constant multiples approach.

From these findings, the advisory firm calculated hypothetical payout using the but-for stock price (i.e., the estimated stock price absent the correction) and estimated clawback as the difference between actual and estimated payout but-for the correction. The firm’s analysis was not intended to be an exhaustive analysis of the stock price movement, but to conform to the Dodd-Frank clawback rule requirement that the amount of recoverable compensation (if any) must be based on a reasonable estimate of the effect of the accounting restatement on the stock price or total shareholder return upon which the incentive-based compensation was received.

MACY’S, INC. 2025 PROXY STATEMENT	89

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2024

Awards under the 2021 – 2023 PRSU Plan are earned at various percentages at varying rTSR levels from a threshold of 50% to a maximum of 150% of target award opportunity based on rTSR performance. Payouts do not fluctuate between the various payout percentage “buckets.” If Company TSR is negative, the payout is capped at 100%.

Awards for the 2021 – 2023 performance period were determined to have been earned at 125% of target based on Company performance that fell within a range of 60% to <70% relative to the peer group. The Company’s rTSR was 17.8% over the three-year performance period. Based on peer TSR and the bucket structure payout schedule, the Company’s stock price (but-for the restatement) would need to have been inflated by 17.8% to trigger a change in payout (due to the negative TSR cap feature).

Under the stock price event analysis, the advisory firm estimated the Company’s stock price drop after the correction based on varying measures of stock price movement and concluded the Company’s TSR would not have turned negative and would not have fallen below the 60th percentile, implying there was no erroneously awarded compensation.

Under the fundamental analysis, the advisory firm analyzed the impact of the correction on the Company’s adjusted earnings per share (EPS), adjusted EBITDA, revenue and diluted EPS and estimated resulting but-for TSR and but-for percentage ranking. The reductions in adjusted EPS, adjusted EBITDA and revenue from the error correction did not affect the but-for payouts, while the change in diluted EPS suggested a reduction in the but-for payout. However, the Company’s disclosures illustrate that it believes revenue and the adjusted earnings metrics are meaningful to assessment of the Company’s fundamental value by investors and analysts. Also, actual stock price movement under the event analysis was inconsistent with the drop implied by the diluted EPS analysis. Accordingly, the advisory firm concluded there was no erroneously awarded compensation under the fundamental methodology.

Based on the above, the CMD Committee determined there was no erroneously awarded compensation to Covered Officers under the 2021 – 2023 PRSU Plan as a result of the error correction.

Payment and Recovery. The erroneously awarded compensation pursuant to the 2023 STI Plan was paid to Covered Officers in cash, net of tax withholding, in April 2024. The aggregate amount of erroneously awarded compensation that remained outstanding at the end of fiscal 2024 was $609,613, and at April 1, 2025 was $352,093. The CMD Committee will seek to recover the remaining amount of the erroneously awarded compensation from Covered Officers in accordance with the Clawback Policy during fiscal 2025.

90

STOCK OWNERSHIP

Stock Ownership

Certain Beneficial Owners

The following table sets forth information as to the beneficial ownership of each person known to Macy’s to own more than 5% of Macy’s outstanding common stock based on ownership reports filed by such persons with the SEC, as of the dates set forth in the footnotes to the table.

NAME AND ADDRESS	DATE OF MOST RECENT SCHEDULE 13G FILING	NUMBER OF SHARES	PERCENT OF CLASS*
The Vanguard Group (1) 100 Vanguard Blvd. Malvern, PA 19355	January 30, 2025	32,507,889	11.7%
BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	January 24, 2024	25,142,944	9.0%
Dimensional Fund Advisors LP (3) 6300 Bee Cave Road, Building One Austin, TX 78746	October 31, 2024	14,601,757	5.2%
*	Based on 278,574,321 shares of Macy’s common stock outstanding as of March 20, 2025.
(1)	Based on a Schedule 13G/A filed with the SEC by The Vanguard Group (Vanguard) on January 30, 2025. The Schedule 13G/A reports that, as of December 31, 2024, Vanguard had shared voting power over 184,929 shares, sole dispositive power over 32,004,564 shares and shared dispositive power over 503,325 shares of Macy’s common stock
(2)	Based on a Schedule 13G/A filed with the SEC by BlackRock, Inc. (Blackrock) on January 24, 2024. The Schedule 13G/A reports that, as of December 31, 2023, BlackRock had sole voting power over 24,103,849 shares and sole dispositive power over 25,142,944 shares of Macy’s common stock.
(3)	Based on a Schedule 13G filed by Dimensional Fund Advisors LP (Dimensional) on October 31, 2024. The Schedule 13G reports that, as of September 30, 2024, Dimensional had sole voting power over 14,170,105 shares and sole dispositive power over 14,601,757 shares of Macy’s common stock.

Stock Ownership of Directors and Executive Officers

The following table sets forth the shares of Macy’s common stock beneficially owned (or deemed to be beneficially owned pursuant to SEC rules), as of March 20, 2025 by each director who is not an employee of Macy’s, by each executive named in the 2024 Summary Compensation Table, and by our directors and current executive officers as a group. The following table does not reflect stock credits issued under the Executive Deferred Compensation Plan or the Director Deferred Compensation Plan. The business address of each of the individuals named in the table is 151 West 34th Street, New York, New York 10001.

MACY’S, INC. 2025 PROXY STATEMENT	91

STOCK OWNERSHIP

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

	NUMBER OF SHARES
NAME	(1)	(2)	PERCENT OF CLASS(3)
Emilie Arel	-	-	*
Torrence N. Boone	-	-	*
Marie Chandoha	-	-	*
Naveen K. Chopra	-	-	*
Robert B. Chavez	-	-	*
Richard Clark	-	-	*
Deirdre P. Connelly	10,842	-	*
Jill Granoff	-	-	*
Sara Levinson	-	-	*
Richard L. Markee	-	-	*
Douglas W. Sesler	193,551	162,197	*
Paul C. Varga	40,479	-	*
Tracey Zhen	-	-	*
Tony Spring	603,388	336,123	*
Adrian V. Mitchell	346,166	235,051	*
Danielle L. Kirgan	691,316	343,316	*
Tracy M. Preston	7,503	7,503	*
Olivier Bron	9,359	7,503	*
All Directors and Executive officers as a group (19 individuals)	1,939,232	1,099,089	*
*	Less than 1%.
(1)	Aggregate number of shares of Macy’s common stock currently held or which may be acquired within 60 days after March 20, 2025 through the exercise of options or the vesting of restricted stock units granted under the 2024 Equity Plan, the 2021 Equity Plan, the 2018 Equity Plan or the 2009 Omnibus Plan.
(2)	Number of shares of Macy’s common stock which may be acquired within 60 days after March 20, 2025 through the exercise of options or the vesting of restricted stock units granted under the 2024 Equity Plan, the 2021 Equity Plan, the 2018 Equity Plan and the 2009 Omnibus Plan.
(3)	Based on 278,574,321 shares of Macy’s common stock outstanding as of March 20, 2025.

The Executive Deferred Compensation Plan has not been approved by shareholders. Pursuant to the Executive Deferred Compensation Plan and the Director Deferred Compensation Plan, eligible executives and Non-Employee Directors, respectively, may elect to receive a portion of their cash compensation in the form of stock credits. Each stock credit entitles the holder to receive one share of Macy’s common stock upon termination of employment or service with Macy’s. Payments include dividend equivalents on the stock credits.

The following table sets forth unvested restricted stock units, vested restricted stock units that have been deferred and cash fees deferred and credited as stock units to Non-Employee Directors’ accounts under the Director Deferred Compensation Plan as of March 20, 2025 along with any dividends earned on the stock units.

STOCK UNIT CREDITS OF NON-EMPLOYEE DIRECTORS

NAME	NUMBER OF STOCK UNIT CREDITS (1)
Emilie Arel	24,501
Torrence N. Boone	65,746
Marie Chandoha	29,655
Robert B. Chavez	-
Naveen K. Chopra	19,876
Richard Clark	10,446
Deirdre P. Connelly	126,417
Jill Granoff	29,655
Sara Levinson	167,438
Richard L. Markee	10,446
Douglas W. Sesler	8,209
Paul C. Varga	112,474
Tracey Zhen	32,926
All Non-Employee Directors as a group	637,789
(1)

Stock unit credits represent equity-based deferred compensation tied directly to the value of Macy’s common stock but are not reported as beneficially owned by the director under SEC rules because the underlying shares are not payable within 60 days after March 20, 2025.

92

STOCK OWNERSHIP

Annually each Non-Employee Director receives a grant of restricted stock units with a market value of $160,000 that generally vests at the earlier of the first anniversary of the grant or the next annual meeting of shareholders. Upon vesting, receipt of the shares in payment of the restricted stock units is automatically deferred as stock unit credits. Dividend equivalents on the stock unit credits are “reinvested” in additional stock unit credits. Stock unit credits are converted to actual shares and transferred to a grantor (rabbi) trust. Non-Employee Directors may also elect to defer all or a portion of their cash fees into stock unit credits under the Director Deferred Compensation Plan as noted above. Stock unit credits are paid on a 1-for-1 basis in shares of Macy’s common stock six months after the Non-Employee Director’s Board service ends.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table presents certain aggregate information, as of February 1, 2025, with respect to the 2024 Equity Plan, the 2021 Equity Plan, the 2018 Equity Plan and the 2009 Omnibus Plan (included on the line captioned “Equity compensation plans approved by security holders”).

NUMBER OF SECURITIES
REMAINING AVAILABLE FOR
	NUMBER OF SECURITIES		WEIGHTED	FUTURE ISSUANCE UNDER
	TO BE ISSUED UPON		AVERAGE	EQUITY COMPENSATION
	EXERCISE OF		EXERCISE PRICE OF	PLANS (EXCLUDING
	OUTSTANDING OPTIONS,		OUTSTANDING	SECURITIES REFLECTED IN
	WARRANTS AND RIGHTS		OPTIONS, WARRANTS	COLUMN (A))
	(THOUSANDS)		AND RIGHTS ($)	(THOUSANDS)
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by security holders	16,461	(1,2)	40.19	29,789 (4)
Equity compensation plans not approved by security holders	105	(5)	-	-
Total	16,566		40.19 (3)	29,789

(Amounts in footnotes in thousands)

(1)	Amount represents 193 shares of common stock subject to outstanding RSUs and PRSUs (assuming target achievement) (collectively, restricted stock units) under the 2024 Equity and Incentive Compensation Plan, 8,144 shares of common stock subject to outstanding restricted stock units under the 2021 Equity and Incentive Compensation Plan, 6,647 shares of common stock subject to outstanding stock options and 288 shares of common stock subject to outstanding restricted stock units under the 2018 Equity and Incentive Compensation Plan, and 1,189 shares of common stock subject to outstanding stock options under the 2009 Omnibus Incentive Compensation Plan.
(2)	At February 1, 2025 the 7.836 outstanding option rights were valued utilizing a weighted-average expected term of 1.3 years.
(3)	The weighted average does not take into account shares relating to restricted stock units. The weighted average also does not take into account shares relating to stock units held by the directors under the Director Deferred Compensation Plan.
(4)	Amount represents 22.789 shares of common stock remaining available for future issuance under the 2024 Equity and Incentive Compensation Plan (all of which may be granted subject to awards other than options, warrants or rights, such as restricted stock) and 7,000 shares of common stock remaining available for future issuance under the Macy’s, Inc. Employee Stock Purchase Plan as of February 1, 2025.
(5)	Amount represents 105 common stock units to be settled in stock that are held by directors under the Director Deferred Compensation Plan. Additional information about the Director Deferred Compensation Plan is set forth under "Fiscal 2024 Director Compensation Program".

MACY’S, INC. 2025 PROXY STATEMENT	93

POLICY ON RELATED PERSON TRANSACTIONS

Policy on Related Person Transactions

The Board has adopted a written policy for approval of transactions in which 1) Macy’s was or is to be a participant, 2) the amount involved exceeds or may be expected to exceed $120,000 in the fiscal year and 3) any director, director nominee, executive officer or 5% or greater shareholder (or any immediate family member of the foregoing persons) had or will have a direct or indirect material interest (Related Person Transaction). This policy is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents.

The NCG Committee has (i) reviewed the categories of transactions that the SEC specifically excludes from the definition of Related Person Transactions and (ii) identified certain other categories of transactions for which it has determined, in its discretion, that any interest held by a related person in any such transactions would not constitute a direct material interest or an indirect material interest with a potential for improper benefit to the related person for the purpose of this policy, even if the amount involved exceeds $120,000. Such transactions are deemed to be excluded transactions and are not Related Person Transactions.

Pursuant to the policy, executive officers, directors, director nominees, and 5% shareholders are required to notify the Company’s general counsel or his/her designee as soon as reasonably practicable about any plan or proposal to engage in or continue any transaction that could be a Related Person Transaction, whether or not the individual believes that his or her interest in the transaction is material. In addition, directors and executive officers annually complete a Directors’ and Officers’ Questionnaire designed to identify Related Person Transactions and conflicts of interest. We also inquire about the nature and extent of business we conduct with companies for whom these individuals serve as directors or executive officers. See “Further Information Concerning the Board of Directors — Director Independence.”

The general counsel of the Company or his/her designee, in consultation with outside counsel as appropriate, determines whether a potential transaction or relationship constitutes a Related Person Transaction that (i) requires compliance with the Company’s policy and/or disclosure as a Related Person Transaction under applicable SEC rules and (ii) does not fall under one of the exclusions described above. If the general counsel or his/her designee determines that the transaction or relationship constitutes a non-excluded Related Person Transaction (without applying the $120,000 transaction value threshold in the policy and in Item 404 of Regulation S-K), the transaction will be referred to the NCG Committee for prior review and consideration at the next NCG Committee meeting.

In determining whether to approve a non-excluded Related Person Transaction, the NCG Committee will consider, among other things, (i) whether the terms of the Related Person Transaction are fair to the Company and are comparable to the terms that would exist in a similar transaction with an unaffiliated third party, (ii) whether there are business reasons for the Company to enter into the Related Person Transaction, (iii) whether the Related Person Transaction would impair the independence of a non-employee director, (iv) whether the Related Person Transaction would present an improper conflict of interest for any director or executive officer, and (v) whether the Related Person Transaction is material. Upon completion of its review of the transaction, the NCG Committee may determine to permit or to prohibit the Related Person Transaction. The NCG Committee will prohibit a Related Person Transaction if it determines the transaction to be inconsistent with the interests of the Company and its shareholders. The NCG Committee may impose conditions or guidelines on any approved Related Person Transaction, including, but not limited to: (i) conditions relating to on-going reporting to the NCG Committee and other internal reporting, (ii) limitations on the dollar amount of the transaction, (iii) limitations on the duration of the transaction or the NCG Committee’s approval of the transaction, or (iv) other conditions for the protection of the Company and to avoid conferring an improper benefit, or creating the appearance of a conflict of interest.

Based on records available to us, there were no Related Person Transactions in fiscal 2024.

Our Non-Employee Director Code of Business Conduct and Ethics and our Code of Conduct require all employees, including our officers and Non-Employee Directors, to avoid situations that may impact their ability to carry out their duties in an independent and objective fashion, including by having a financial interest in suppliers. Circumstances that may compromise their ability to perform independently must be disclosed to the chief legal officer or in the case of the Named Executives and the Non-Employee Directors, to the Chair of the NCG Committee.

94

INFORMATION ABOUT THE ANNUAL MEETING

Information About the Annual Meeting

How do I attend the Annual Meeting?

Only shareholders as of the record date may attend the Annual Meeting, or any adjournment or postponement thereof, through the Annual Meeting website at www.virtualshareholdermeeting.com/M2025. You will not be able to attend the Annual Meeting in person at a physical location.

How do I access the audio webcast?

The live audio webcast will begin promptly at 10:00 a.m. Eastern Time, on Friday, May 16, 2025. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system.

What information do I need to participate in the Annual Meeting?

To attend the virtual Annual Meeting, log in at www.virtualshareholdermeeting.com/M2025. You will need your 16-digit control number shown on the Notice of Internet Availability of Proxy Materials or proxy card or voting instruction card you received in the mail. If you do not have a control number, please contact your bank, broker or other nominee as soon as possible. You will need your 16-Digit control number to gain access to the Annual Meeting.

Can I ask questions prior to or during the Annual Meeting?

Questions may be submitted prior to the Annual Meeting at www.proxyvote.com or you may submit questions in real time during the Annual Meeting on www.virtualshareholdermeeting.com/M2025. Whether asking a question before or during the Annual Meeting, you will need your 16-digit control number shown on the Notice of Internet Availability of Proxy Materials or proxy card or voting instruction form.

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer all appropriate questions submitted during the Annual Meeting in accordance with the Annual Meeting’s Rules of Conduct. Answers to any such questions that are not addressed during the Annual Meeting will be communicated directly to the submitting shareholder or published following the Annual Meeting on our investor relations website at www.macysinc.com/investors. To promote fairness and efficient use of resources, we will respond to one question from any single shareholder and may group similar questions together. The Annual Meeting’s Rules of Conduct will be posted on www.virtualshareholdermeeting.com/M2025 prior to the Annual Meeting.

What if I have technical problems?

A toll-free technical support “help line” can be accessed by any shareholder who is having challenges logging into or participating in the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support line number that will be posted on the Virtual Shareholder Meeting login page.

What is the “Record Date”?

The record date for the Annual Meeting is March 20, 2025. If you were a shareholder of record of Macy’s common stock at the close of business on the record date, you are entitled to one vote for each share owned on each matter listed in the Notice of the Annual Meeting. As of the record date, 278,574,321 shares of Macy’s common stock were outstanding, excluding shares held in treasury.

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Will my vote(s) be kept confidential?

Our Board has adopted a policy under which all voting materials that identify the votes of specific shareholders will be kept confidential and will not be disclosed to our officers, directors, employees or third parties except in the following circumstances:

●	if required by law;
●	to persons engaged in receiving, counting, tabulating or soliciting proxies who have agreed to maintain shareholder confidentiality as provided in the policy;
●	in instances shareholders write comments on their proxy cards or otherwise consent to disclosure of their vote to Macy’s management;
●	in a proxy contest or a solicitation of proxies in opposition to the voting recommendations of the Board;
●	in respect of a shareholder proposal that the NCG Committee, after allowing the proponent an opportunity to present its views, determines is not in the best interests of Macy’s and its shareholders; and
●	if representatives of Macy’s determine in good faith that a bona fide dispute exists as to the authenticity or tabulation of voting materials.

What is a quorum?

Under our By-Laws, a majority of the shares of common stock issued and outstanding and entitled to vote must be present in person (including, in the case of the virtual Annual Meeting, virtually) or by proxy to transact business at the Annual Meeting. Abstentions and shares represented by “broker non-votes,” as described below, will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If there is not a quorum, we may adjourn the Annual Meeting to a subsequent date, until a quorum is present.

Is a vote required for each proposal?

All shares of our common stock represented at the Annual Meeting by proxies validly executed and submitted prior to or at the Annual Meeting will be voted in accordance with the instructions on the proxies, unless such proxies previously have been revoked. If no instructions are indicated, the shares represented by any validly executed proxy card will be voted in accordance with the Board’s recommendations as reflected below.

	VOTING	TREATMENT OF ABSTENTIONS AND	BOARD
VOTING ITEM	STANDARD	BROKER NON-VOTES	RECOMMENDATIONS
Election of director nominees	Majority of votes cast	Not counted as votes cast and therefore no effect	✓ FOR each nominee
Ratification of the appointment of independent registered public accounting firm	Majority of votes cast	Abstentions not counted as votes cast and therefore no effect; broker discretionary voting allowed	✓ FOR
Advisory vote to approve named executive officer compensation	Majority of votes cast	Not counted as votes cast and therefore no effect	✓ FOR

Is a majority vote required to elect a director nominee?

Any incumbent nominee for director who receives a greater number of votes cast “against” than votes cast “for” will continue to serve on the Board as a holdover director pursuant to Delaware law, but, pursuant to our director resignation policy, is expected to tender his or her resignation as a director to the Board promptly following the certification of the election results.

The NCG Committee will consider the resignation and recommend to the Board whether to accept or reject it. The Board will act on the tendered resignation, taking into account the NCG Committee’s recommendation, within 90 days following the certification of the election results. The Board will disclose its decision whether to accept or reject each tendered resignation

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(and the reasons for rejecting the tendered resignation, if applicable) promptly in a press release. Any director who tenders his or her resignation under this policy will not participate in the NCG Committee’s recommendation or the Board’s consideration regarding whether to accept the tendered resignation.

What are broker non-votes?

“Broker non-votes” are shares held by a broker, bank or other nominee that are represented at the Annual Meeting, but the beneficial owner has not instructed the broker, bank or nominee how to vote the shares on a particular proposal, and the broker, bank or nominee does not have discretionary voting power on the proposal.

Under NYSE rules, the proposal to ratify the appointment of independent registered public accounting firm is considered a “discretionary” item. This means that such brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions by the date of the Annual Meeting. In contrast, the election of directors and the advisory vote to approve named executive officer compensation, are “non-discretionary” items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for directors or the advisory vote to approve named executive officer compensation.

Are there different ways to vote my proxy?

Yes, listed below are voting options, as well as the different categories of how shareholders vote their shares. It is important to know how you hold your Macy’s shares before voting prior to or during the Annual Meeting.

Registered Shareholders. These are shareholders who hold shares in their name. If you are a registered shareholder, you may vote during the virtual Annual Meeting at www.virtualshareholdermeeting.com/M2025 by following the on-screen instructions (have your proxy card ready) or prior to the Annual Meeting by proxy. Voting electronically online during the Annual Meeting will replace any prior votes. We recommend you vote by proxy in advance of the Annual Meeting even if you plan to attend the virtual Annual Meeting. You have several options for voting prior to or during the Annual Meeting:

during the Annual Meeting at www.virtualshare holdermeeting.com/ M2025	1 (800) 690-6903	www.proxyvote.com	completed proxy to: Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	code with your mobile device
Over the Internet during the Annual Meeting at www.virtualshare holdermeeting.com/ M2025	by telephone 24/7 at 1 (800) 690-6903	over the Internet 24/7 at www.proxyvote.com	by mailing your completed proxy to: Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	by scanning the QR code with your mobile device

Voting Shares Held in Street Name. A number of banks and brokerage firms participate in a program that permits shareholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions forms your bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. Votes directed over the Internet or by telephone through such a program must be received by 11:59 p.m., Eastern Time, on Thursday, May 15, 2025. Requesting a legal proxy prior to the above deadline will automatically cancel any voting directions previously given over the Internet or by telephone with respect to your shares.

Directing the voting of your shares will not affect your right to vote online during the Annual Meeting if you decide to attend the Annual Meeting; however, you must first follow the instructions from your bank, broker or other nominee to vote your shares held in street name at the Annual Meeting. Without your instructions, your broker or brokerage firm is permitted to use its discretion and vote your shares on certain routine matters (such as Item 2) but is not permitted to use discretion and vote your uninstructed shares on non-routine matters (such as Items 1 and 3). Therefore, we encourage you to give voting instructions to your broker or brokerage firm on all matters being considered at the Annual Meeting.

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Voting Shares Held in 401(k) Plan. If you participate in our 401(k) Retirement Investment Plan, you will receive a voting instruction form for the Macy’s common stock allocated to your account in the plan. You may instruct the plan trustee on how to vote your proportional interest in any Macy’s shares held by the plan by following the instructions on the enclosed voting instruction form. The plan trustee must receive your voting instructions by 11:59 p.m., Eastern Time, on Tuesday, May 13, 2025.

The plan trustee will submit one proxy to vote all shares of Macy’s common stock in the plan. The trustee 1) will vote the shares of participants who submit voting instructions in accordance with their instructions, and 2) will vote the shares of Macy’s common stock in the plan for which no voting instructions are received in the same proportion as the final votes of all participants who actually vote. If you do not submit voting instructions for the Macy’s shares allocated to your account by the voting deadline, those shares will be included with the other undirected shares and voted by the plan trustee as described above. Because the plan trustee submits one proxy to vote all shares of Macy’s common stock in the plan, you may not vote plan shares electronically at the Annual Meeting. If you are a participant in our 401(k) Retirement Investment Plan, you may attend and participate in the Annual Meeting, but you will not be able to vote the shares held in this plan electronically during the Annual Meeting. You must vote in advance of the Annual Meeting online, by phone, or by mail.

Can I revoke my proxy?

If you are a registered shareholder, you may revoke your proxy at any time before it is exercised by:

●	submitting evidence of your revocation to Macy’s Corporate Secretary so that it is received before closing of the polls at the Annual Meeting;
●	voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on May 15, 2025;
●	signing another proxy card bearing a later date and mailing it so it is received prior to closing of the polls at the Annual Meeting; or
●	logging onto and voting during the virtual Annual Meeting, which will replace any prior votes.

If your shares are held in street name, you should contact your broker, bank or other holder of record about revoking your voting instructions and changing your vote prior to the Annual Meeting. For shares held in the 401(k) Plan, you may not revoke your proxy after 11:59 p.m., Eastern Time, on Tuesday, May 13, 2025.

Can I receive future Annual Meeting materials electronically?

You can elect to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail. Taking this step will save the Company the cost of producing and mailing these documents. You can:

●	follow the instructions provided on your proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials; or
●	go to www.proxyvote.com and follow the instructions provided

If you choose to receive future proxy statements and annual reports over the Internet, you will receive an email message next year containing the Internet address to access future proxy statements and annual reports. This email will include instructions for voting over the Internet. If you have not elected electronic delivery, you will receive either printed materials in the mail or a notice indicating that the proxy solicitation materials are available at www.proxyvote.com.

Can you consolidate delivery of Annual Meeting materials for multiple shareholders in the same household?

Yes, we have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those shareholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report on Form 10-K for the fiscal year ended February 1, 2025 and this proxy statement, to multiple shareholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected shareholder.

Shareholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees. We will deliver promptly, upon

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written or oral request, a separate copy of our Annual Report on Form 10-K for the fiscal year ended February 1, 2025, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, for this meeting or future meetings to a shareholder at a shared address to which a single copy of the document was delivered.

Please direct requests to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call toll free at (866) 540-7095. If you are a shareholder, share an address and last name with one or more other shareholders and would like to revoke your householding consent for future meetings or you are a shareholder eligible for householding and would like to participate in householding for future meetings, please contact Broadridge, either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

MACY’S, INC. 2025 PROXY STATEMENT	99

Submission of Future Shareholder Proposals

Proposals for the 2026 Annual Meeting of Shareholders

Rule 14a-8. You may submit proposals on matters appropriate for shareholder action at Macy’s annual shareholders’ meetings in accordance with Rule 14a-8 under the Exchange Act. For such proposals to be included in our proxy materials for the 2026 Annual Meeting of shareholders, you must satisfy all applicable requirements of Rule 14a-8 and we must receive such proposals no later than December 2, 2025.

Advance Notice By-Law. Except in the case of proposals made in accordance with Rule 14a-8, our By-Laws require shareholders who bring business before an annual meeting of shareholders to deliver written notice to the Corporate Secretary of Macy’s not earlier than the close of business on the 120th calendar day and not later than the close of business on the 90th calendar day prior to the one-year anniversary of the preceding year's annual meeting (for the 2026 annual meeting, not earlier than January 16, 2026 and not later than February 15, 2026). If the scheduled annual meeting date differs from such anniversary date by more than 30 calendar days, the notice must be so delivered not earlier than the close of business on the 120th calendar day and not later than the close of business on the 60th calendar day prior to the date of the annual meeting. If the date of the annual meeting is not publicly announced by us in a report filed with the SEC, furnished to shareholders, or in a press release at least 75 calendar days prior to the annual meeting date, notice must be delivered to the Corporate Secretary of Macy’s not later than the close of business on the 10th calendar day following the day on which public announcement of the annual meeting date is first made. The By-Laws further require that the notice set forth a description of the business to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, certain information concerning the shareholder proposing the business, including the shareholder’s name and address, the class and number of shares owned by the shareholder and any material interest of the shareholder in the business proposed, and, with respect to the nomination of a director, a statement whether such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company's shares entitled to vote on the election of directors in support of director nominees other than Macy’s nominees. The chairman of the annual meeting may refuse to permit to be brought before the meeting any shareholder proposal (other than a proposal made in accordance with Rule 14a-8) not made in compliance with these requirements.

Proxy Access By-Law. Submissions of nominees for director under our proxy access by-law provision for the 2026 annual meeting of shareholders must be submitted in compliance with the by-law provision no earlier than November 2, 2025 and no later than December 2, 2025. If the scheduled annual meeting date differs from the anniversary date of the prior year’s annual meeting by more than 30 calendar days, notice must be received not earlier than the close of business on the 120th calendar day and not later than the close of business on the 60th calendar day prior to the date of the annual meeting or, in the event the date of the annual meeting is not publicly announced at least 75 calendar days prior to the annual meeting date, notice must be received not later than the close of business on the 10th calendar day following the day on which the date of the annual meeting is first publicly announced.

Universal Proxy Rules. Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act must provide written notice that sets forth the information required by our By-Laws and Rule 14a-19. This notice must be delivered to the Company at its principal executive offices within the applicable timeframes reflected in the advance notice of director nomination provision of our By-Laws described on page 34 (for the 2026 Annual Meeting, not earlier than January 16, 2026 and not later than February 15, 2026, subject to adjustment in certain events).

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Our Board knows of no other business to be presented at the Annual Meeting other than as described in this proxy statement. If any business properly comes before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote the proxy in respect of such business in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

We will bear the cost of preparing, assembling and mailing the proxy materials. Our Annual Report on Form 10-K for the fiscal year ended February 1, 2025, which is being mailed to shareholders with this proxy statement, is not to be regarded as proxy soliciting material. We may solicit proxies other than by mail, in that certain of our officers and regular employees, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

We will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing. We have retained Georgeson LLC, 1290 Avenue of the Americas, 9th Floor, New York, New York 10104, for certain advisory and proxy solicitation services for an aggregate fee of approximately $15,000, together with reimbursement of reasonable out-of-pocket expenses for these services.

PLEASE CAST YOUR VOTE BY FOLLOWING THE INSTRUCTIONS TO VOTE VIA TELEPHONE OR THE INTERNET USING THE ENCLOSED PROXY CARD. IF YOU CHOOSE TO CAST YOUR VOTE BY COMPLETING THE ENCLOSED PROXY CARD AND RETURNING IT BY MAIL, PLEASE MARK, SIGN AND DATE THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

MACY’S, INC. 2025 PROXY STATEMENT	101

VOLUNTARY ELECTRONIC DELIVERY OF PROXY MATERIALS

As part of our commitment to protecting our environment, Macy's encourages our shareholders to enroll in voluntary electronic delivery of future proxy statements and annual reports. This will help us save printing and mailing expenses and reduce our impact on the environment.

Electronic delivery is fast, convenient and responsible. Enroll by:

visiting www.proxyvote.com	scanning the QR code

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V64715-P26596 MACY'S, INC. 151 WEST 34th STREET NEW YORK, NY 10001 1a. Emilie Arel 1b. Torrence N. Boone 1c. Marie Chandoha 1d. Robert B. Chavez 1e. Naveen K. Chopra 1f. Richard Clark 1g. Deirdre P. Connelly 1h. Jill Granoff 1i. Richard L. Markee 1j. Douglas W. Sesler 1k. Tony Spring For Against Abstain MACY'S, INC. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. The Board of Directors recommends that you vote “FOR” the election of each of the following Director nominees: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, and this proxy is returned, this proxy will be voted "FOR" all the Nominees and "FOR" Items 2 and 3. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion. For purposes of the 2025 Annual Meeting, proxies will be held in confidence (subject to certain exceptions as set forth in the Proxy Statement). This proxy is governed by the laws of the State of Delaware. 1. Election of directors 2. Ratification of the appointment of independent registered public accounting firm. 3. Advisory vote to approve named executive officer compensation. The Board of Directors Recommends a Vote "For" Item 2. The Board of Directors Recommends a Vote "For" Item 3. NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment of the meeting. For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1l. Paul C. Varga 1m. Tracey Zhen For Against Abstain For Against Abstain SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 15, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/M2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 15, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Macy's, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received prior to 11:59 p.m. Eastern Time on May 15, 2025.

V64716-P26596 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. MACY'S, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS May 16, 2025 The undersigned Shareholder(s) hereby appoint(s) Deirdre P. Connelly and Paul C. Varga, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Macy’s, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m. Eastern Time on May 16, 2025, to be held virtually at www.virtualshareholdermeeting.com/M2025, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN ITEM 1 ON THE REVERSE SIDE AND "FOR" ITEMS 2 AND 3. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V64717-Z89424 MACY'S, INC. 151 WEST 34th STREET NEW YORK, NY 10001 MACY'S, INC. The Board of Directors recommends that you vote “FOR” the election of each of the following Director nominees: Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, and this proxy is returned, this proxy will be voted "FOR" all the Nominees and "FOR" Items 2 and 3. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion. For purposes of the 2025 Annual Meeting, proxies will be held in confidence (subject to certain exceptions as set forth in the Proxy Statement). This proxy is governed by the laws of the State of Delaware. 3. Advisory vote to approve named executive officer compensation. The Board of Directors Recommends a Vote "For" Item 2. The Board of Directors Recommends a Vote "For" Item 3. NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment of the meeting. 1a. Emilie Arel 1b. Torrence N. Boone 1c. Marie Chandoha 1d. Robert B. Chavez 1e. Naveen K. Chopra 1f. Richard Clark 1g. Deirdre P. Connelly 1h. Jill Granoff 1i. Richard L. Markee 1j. Douglas W. Sesler 1k. Tony Spring 1. Election of directors For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain For Against Abstain 2. Ratification of the appointment of independent registered public accounting firm. 1l. Paul C. Varga 1m. Tracey Zhen SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 13, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/M2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 13, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Macy's, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received prior to May 14, 2025.

V64718-Z89424 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. MACY'S, INC. To: J.P. Morgan Chase Bank, as Trustee for the Macy’s, Inc. 401(k) Retirement Investment Plan ANNUAL MEETING OF SHAREHOLDERS May 16, 2025 I acknowledge receipt of the Notice of Annual Meeting of Shareholders of Macy’s, Inc. to be held on May 16, 2025, and the related Proxy Instructions. As to my proportional interest in any stock of Macy’s, Inc. registered in your name, you are directed as indicated on the reverse side as to the matters listed in the form of Proxy solicited by the Board of Directors of Macy’s, Inc. I understand that if I sign this instruction card on the other side and return it without otherwise indicating my voting instructions, it will be understood that I wish my proportional interest in the shares to be voted by you in accordance with the recommendations of the Board of Directors of Macy’s, Inc. as to Items 1 through 3. If my voting instructions are not received by 11:59 p.m. Eastern Time on May 13, 2025, I understand that you will vote my proportional interest in the same ratio as you vote the proportional interest for which you receive instructions from other plan participants. If any such stock is registered in the name of your nominee, the authority and directions herein shall extend to such nominee. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN ITEM 1 ON THE REVERSE SIDE AND "FOR" ITEMS 2 AND 3. CONTINUED AND TO BE SIGNED ON REVERSE SIDE